SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A
File No. 033-40991
File No. 811-06322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                                                                                   /X/

Pre-Effective Amendment No.                                                                /  /

Post-Effective Amendment No.                                                         65           /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                                         /X/

Amendment No.                                65

DELAWARE POOLED TRUST
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	February 28, 2010

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)

/ /	on (date) pursuant to paragraph (b)

/X/	60 days after filing pursuant to paragraph (a)(1)

/ /	on (date) pursuant to paragraph (a)(1)

/ /	75 days after filing pursuant to paragraph (a)(2)

/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

---   C O N T E N T S   ---

This Post-Effective Amendment No. 65 to Registration File No. 033-40991 includes the following:

1.         Facing Page

2.         Contents Page

3.         Part A – Prospectuses

4.         Part B - Statement of Additional Information

5.         Part C - Other Information

6.	Signatures

7.         Exhibits

DELAWARE POOLED® TRUST

Prospectus

U.S Equities

The Large-Cap Growth Equity Portfolio

The Large-Cap Value Equity Portfolio

The Small-Cap Growth Equity Portfolio

The Focus Smid-Cap Growth Equity Portfolio

The Real Estate Investment Trust Portfolio II

The Select 20 Portfolio

International Equities

The International Equity Portfolio

The Labor Select International Equity Portfolio

The Emerging Markets Portfolio

The Emerging Markets Portfolio II

The Global Real Estate Securities Portfolio

U.S. Fixed Income

The Core Focus Fixed Income Portfolio

The High-Yield Bond Portfolio

The Core Plus Fixed Income Portfolio

International Fixed Income Portfolio

The Global Fixed Income Portfolio

The International Fixed Income Portfolio

February [28], 2010

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

DELAWARE POOLED® TRUST

Prospectus

 February [28], 2010

This Prospectus offers 16 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net worth individuals. Delaware Pooled Trust (Trust) is designed to meet the investment needs of discerning institutional investors and high net worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED	FIXED INCOME ORIENTED
The Large-Cap Growth Equity Portfolio	The Core Focus Fixed Income Portfolio
The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio
The Small-Cap Growth Equity Portfolio	The Core Plus Fixed Income Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Global Fixed Income Portfolio
The Real Estate Investment Trust Portfolio II	The International Fixed Income Portfolio
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Global Real Estate Securities Portfolio1

1.	The Global Real Estate Securities Portfolio offers two classes of shares. This Prospectus relates only to The Global Real Estate Securities Original Class shares.

Portfolio summaries

The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Small Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Global Real Estate Securities Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Additional investment information

Risk factors

Management of the Trust

Shareholder services

How to purchase shares

Redemption of shares

Other purchase and redemption considerations

Valuation of shares

Dividends, distributions, and taxes

Financial highlights

Additional information

Portfolio summary:  The Large-Cap Growth Equity Portfolio

What is the Portfolio’s investment objective?
The Large-Cap Growth Equity Portfolio seeks capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.55%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. [update:] While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $24 million to approximately $421.797 billion as of December 31, 2009, the Portfolio will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities.  Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

Although we tend to hold a relatively focused portfolio of between 25 and 40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other securities, including preferred stock, real estate investment trusts (REITs), warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures, and options. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Large-Cap Growth Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past four calendar years.  The table shows the Portfolio’s average annual returns for the 1-year and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2006	2007	2008	2009

2.30%	12.95%	-43.22%	xx.xx%

During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio's highest quarterly return was 8.03% for the quarter ended September 30, 2007 and its lowest quarterly return was -22.25% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	Lifetime*

Return before taxes	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%

*           Lifetime periods are shown because the Portfolio has existed for less than 10 years. The Portfolio commenced operations on November 1, 2005. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return reflects the return from November 30, 2005 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the Russell 1000 Growth Index.  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.    It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manger, Equity Analyst

Christopher M. Erickson, CFA	Vice President, Portfolio Manager, Equity Analyst

Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst

Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer – Focus Growth Equity

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled® Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Large-Cap Value Equity Portfolio

What is the Portfolio’s investment objective?
The Large-Cap Value Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.65%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential.  The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase.  We follow a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers.  We also consider a company’s plans for future operations on a selective basis.

Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of large-capitalization companies (80% Policy).  The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Portfolio.  In considering whether to sell a security, we may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Large-Cap Value Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

12.86%	-3.93%	-14.15%	28.24%	10.20%	4.67%	22.47%	-2.43%	-33.15%	xx.xx%

During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was –18.55% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the Russell 1000 Value Index.  The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Kristen E. Bartholdson	Vice President, Portfolio Manager

Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager

Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager

D. Tysen Nutt, Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

Robert A. Vogel, Jr., CFA	Vice President, Senior Portfolio Manager

Nashira S. Wynn	Vice President, Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
 If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Small-Cap Growth Equity Portfolio

What is the Portfolio’s investment objective?
The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates, and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities, which may include global depositary receipts (GDRs) and, without limitation, in sponsored and unsponsored American depositary receipts (ADRs) that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How has The Small-Cap Growth Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

-6.14%	-16.83%	-18.60%	32.75%	12.02%	5.91%	6.92%	10.54%	-46.38%	xx.xx%

During the periods illustrated in this bar chart, The Small-Cap Growth Equity Portfolio's highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -31.62% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the Russell 2000 Growth Index.  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Marshall T. Bassett	Senior Vice President, Chief Investment Officer – Emerging Growth

Barry S. Gladstein, CFA	Vice President, Portfolio Manager

Christopher M. Holland	Vice President, Portfolio Manager

Rudy D. Torrijos, III	Vice President, Portfolio Manager

Michael S. Tung, M.D.	Vice President, Portfolio Manager, Equity Analyst

Lori P. Wachs, CFA	Vice President, Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The

Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Focus Smid-Cap Growth Equity Portfolio

What is the Portfolio’s investment objective?
The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small- to mid-sized companies that address large market opportunities, which describe the likelihood that an individual large cap company’s goods and/or services will be sold. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index. The Portfolio will normally invest in common stocks of companies with market capitalizations of at least $300 million at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small and mid-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom-up approach, we seek to select securities of companies that have large market opportunities.  Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

The Portfolio generally holds 25 to 30 stocks, although from time to time the Portfolio may hold fewer or more names depending on our assessment of the investment opportunities available. In addition, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities, which may include GDRs and, without limitation, in sponsored and unsponsored ADRs that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How has The Focus Smid-Cap Growth Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past six calendar years.  The table shows the Portfolio’s average annual returns for the 1-year, 5-year, and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2004	2005	2006	2007	2008	2009

11.65%	2.24%	5.41%	7.19%	-35.91%	xx.xx%

During the periods illustrated in this bar chart, The Focus Smid-Cap Growth Equity Portfolio's highest quarterly return was 15.21% for the quarter ended December 31, 2004 and its lowest quarterly return was -24.94% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	Lifetime*

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

*
Lifetime returns are shown because the Portfolio has existed for less than 10 years.  The Portfolio commenced operations on December 1, 2003.  The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index returns reflect the return from December 31, 2003 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the Russell 2500 Growth Index.  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manger, Equity Analyst

Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Real Estate Investment Trust Portfolio II

What are the Portfolio’s investment objectives?
The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolio is considered “nondiversified" as defined in the Investment Company Act of 1940, as amended (1940 Act), which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in REITs (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code (Code).

The Portfolio also invests in equity securities of real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored ADRs actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks, and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate the Portfolio’s ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities, and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All of these short-term investments will be of the highest quality as determined by a nationally recognized statistical rating organization (NRSRO) (for example, AAA by Standard & Poor’s (S&P) or Aaa by Moody's Investors Service, Inc. (Moody’s)) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objectives.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Real Estate Investment Trust Portfolio II performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

33.12%	9.41%	4.54%	34.91%	30.21%	6.78%	33.12%	-14.41%	-34.77%	xx.xx%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 14.36% for the quarter ended December 31, 2004 and its lowest quarterly return was -36.15% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the FTSE NAREIT Equity REITs Index.  The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment funds traded on U.S. exchanges.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Damon J. Andres, CFA, CFA	Vice President, Senior Portfolio Manager

Babak (Bob) Zenouzi	Senior Vice President, Senior Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Select 20 Portfolio

What is the Portfolio’s investment objective?
The Select 20 Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio seeks to achieve its objective by investing in a portfolio of 20 securities.  The Portfolio will invest in no fewer than 15 and no more than 25 equity securities.  The Portfolio is considered “nondiversified” as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified mutual fund.

We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities of companies that have large market opportunities.  Companies that have large market opportunities are those that, in our opinion, may have a large demand or market for their goods or services. We also consider a company’s operational efficiencies, management plans for capital allocation, and the company’s shareholder orientation.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry, or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Portfolio’s investment goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

•	have attractive end market potential or dominance of a profitable niche market, dominant business models, and strong cash flow generation;
•	demonstrate operational and scale efficiencies;
•	have demonstrated expertise for capital allocation; or
•	have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small~~-~~, medium-, and large-size companies.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How has The Select 20 Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past nine calendar years.  The table shows the Portfolio’s average annual returns for the 1-year, 5-year, and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

On February 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities.  The performance prior to February 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

Year-by-year total return

2001	2002	2003	2004	2005	2006	2007	2008	2009

-23.82%	-31.46%	36.89%	8.78%	7.16%	0.86%	8.49%	-40.73%	xx.xx%

During the periods illustrated in this bar chart, The Select 20 Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	Lifetime*

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

*
Lifetime returns are shown because the Portfolio has existed for less than 10 years. The Portfolio commenced operations on March 31, 2000. The Index reports returns on a monthly basis as of the last day of the month.  As a result, the Index return reflects the return from March 31, 2000 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the Russell Midcap Growth Index.  The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manger, Equity Analyst

Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst

Christopher M. Erickson, CFA	Vice President, Portfolio Manager, Equity Analyst

Gregory M. Heywood, CFA	Vice President, Portfolio Manager, Equity Analyst

Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst

Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer – Focus Growth Equity

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
 If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The International Equity Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?
The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The International Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

17.41%	0.49%	-9.88%	-9.00%	21.02%	12.84%	30.34%	11.38%	-36.95%	xx.xx%

During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
MSCI EAFE Index (net returns) (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the MSCI EAFE Index (net returns).  The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  The Index returns do not take into effect any foreign withholding tax.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Mondrian Investment Partners Ltd. portfolio managers	Title	Start date on the Portfolio

Fiona A. Barwick	Director Regional Research

Elizabeth A. Desmond	Director/Chief Investment Officer, Developed Equity Markets

Clive A. Gilmore	Chief Executive Officer

Nigel G. May	Director/Chief Investment Officer, Developed Equity Markets

David G. Tilles	Executive Chairman

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Labor Select International Equity Portfolio

What is the Portfolio’s investment objective?
The Labor Select International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred shares. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a U.S.-domiciled, dollar-based investor, and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the MSCI EAFE (Europe, Australasia, and Far East) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in this Index include, among others, Japan, the United Kingdom, Germany, France, and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the

United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of noncompliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry out hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Labor Select International Equity Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

-3.99%	-10.73%	-6.40%	40.42%	20.47%	12.41%	30.27%	11.60%	-36.50%	xx.xx%

During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 22.54% for the quarter ended June 30, 2003 and its lowest quarterly return was-18.02% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
MSCI EAFE Index (net returns) (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the MSCI EAFE Index (net returns).  The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  The Index returns do not take into effect any foreign withholding tax.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Mondrian Investment Partners Ltd. portfolio managers	Title	Start date on the Portfolio

Nigel Bliss	Senior Portfolio Manager

Clive A. Gilmore	Chief Executive Officer

Emma R.E. Lewis	Senior Portfolio Manager

David G. Tilles	Executive Chairman

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Emerging Markets Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?
The Emerging Markets Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees1	0.55%
Redemption reimbursement fees1	0.55%

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

If redeemed

1 year	$xxx	$xxx
3 years	$xxx	$xxx
5 years	$xxx	$xxx
10 years	$x,xxx	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Emerging Markets Portfolio is an international fund. The Portfolio generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities, and warrants. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

The Portfolio considers an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as developing. In addition, any country that is included in the International Finance Corporation Free Index or MSCI Emerging Markets Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand, and nations located in Western Europe.

The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic, or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine, Venezuela, Vietnam, and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities, or political subdivisions, all of which may be high yield, high-risk fixed income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero-coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The Emerging Markets Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

-23.33%	6.06%	4.99%	69.07%	35.21%	27.41%	26.70%	28.72%	-44.88%	xx.xx%

During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -25.15% for the quarter ended December 31, 2008

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the MSCI Emerging Markets Index (net returns).  The MSCI Emerging Markets Index measures equity market performance across emerging market countries world-wide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Mondrian Investment Partners Ltd. portfolio managers	Title	Start date on the Portfolio

Robert Akester	Senior Portfolio Manager

Clive A. Gilmore	Chief Executive Officer

David G. Tilles	Executive Chairman

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
 If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Emerging Markets Portfolio II

What is the Portfolio’s investment objective?
The Portfolio seeks long term capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	1.00%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in equity securities of issuers from emerging or developing foreign countries. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging (the "80% policy"). The Portfolio's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The Portfolio's investment manager considers an "emerging country" to be any country that is:
•	generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; or
•	classified by the United Nations as developing; or
•	included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Portfolio's investment manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Portfolio's investment manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Portfolio's investment manager, Delaware Management Company (Manager), evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:

•	The principal trading market for the company's securities is in a country that is emerging;
•	The company is organized under the laws of an emerging market country and has a principal office in an emerging country; or
•
The company derives a majority of its income from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Manager focuses its investments in emerging countries where it considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Manager emphasizes investments that it believes are trading at a discount to intrinsic value. The Manager places particular emphasis on factors such as political reform, economic deregulation and liberalized trade policy.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it thinks are the best investments for the Portfolio.

The Manager selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation and technological developments. When selecting value-oriented securities, the Manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Manager then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Manager believes this gives it an estimate of the stock's intrinsic value. Because the Portfolio invests primarily in emerging countries, there may be less information available for the Manager to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. The Manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

The Portfolio may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. It may also invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high-risk fixed-income securities. The Portfolio may invest more than 25% of its total assets in the securities of issuers located in the same country.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Emerging Markets Portfolio II performed?
Because the Portfolio has not operated for a full calendar year, no performance information is included.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer – Emerging Market

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
 If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Global Real Estate Securities Portfolio

What are the Portfolio’s investment objectives?
The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.94%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors (80% Policy). The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the investment manager, in which case the Portfolio would invest at least 30% of its net assets in securities of non-U.S. issuers.  This policy is in addition to the 80% Policy.

In managing the Portfolio, we strive to invest in companies that represent a variety of different sectors in the real estate industry. As we consider individual securities for the Portfolio, we carefully evaluate each company’s management team, and we generally look for those companies that:

▪	are attractive on a relative valuation basis (both at the real estate and security level);
▪	have the ability to raise rents;
▪	demonstrate prudent use of capital for external growth; and
▪	can create franchise value over the long-term.

The types of securities the Portfolio may invest in include, but are not limited to: common stocks; preferred stocks; securities convertible into common stocks; securities having common stock characteristics, such as rights and warrants to purchase common stocks; and ADRs, GDRs, and EDRs. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures. It is expected that the Portfolio will invest a significant amount of its portfolio in REITs and REIT-like entities, but the Portfolio is not limited to investing in these entities as described herein.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Global Real Estate Securities Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past two calendar years.  The table shows the Portfolio’s average annual returns for the 1-year and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2008	2009

-46.33%	xx.xx%

During the periods illustrated in this bar chart, The Global Real Estate Securities Portfolio's highest quarterly return was -7.74% for the quarter ended March 31, 2008 and its lowest quarterly return was -31.08% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	Lifetime*

Return before taxes	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%
FTSE EPRA/NAREIT Global Real Estate Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%

*
Lifetime periods are shown because the Portfolio has existed for less than 10 years. The Portfolio commenced operations on January 10, 2007. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return reflects the return from January 31, 2007 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the FTSE EPRA/NAREIT Global Real Estate Index.  The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Damon J. Andres, CFA, CFA	Vice President, Senior Portfolio Manager

Babak (Bob) Zenouzi	Senior Vice President, Senior Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Core Focus Fixed Income Portfolio

What is the Portfolio’s investment objective?
The Core Focus Fixed Income Portfolio seeks maximum long term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.40%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed income obligations will be those rated BBB or better by S&P or Baa or better by Moody’s or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends to invest its foreign assets primarily in U.S. dollar-denominated fixed income securities in a manner consistent with the foreign securities weighting in the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index.

The Portfolio will typically have an average effective maturity of between 3 and 10 years. Short- and intermediate-term debt securities (under 10 years) will form the core of the Portfolio. Long-term bonds (over 10 years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations. Subject to certain limitations, the Portfolio will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps, and index swap agreements.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

How has The Core Focus Fixed Income Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past five calendar years.  The table shows the Portfolio’s average annual returns for the 1-year, 5-year, and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2005	2006	2007	2008	2009

2.30%	4.48%	5.89%	-2.11%	xx.xx%

During the periods illustrated in this bar chart, The Core Focus Fixed Income Portfolio's highest quarterly return was 3.79% for the quarter ended September 30, 2006 and its lowest quarterly return was -2.09% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	Lifetime*

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

*
Lifetime returns are shown because the Portfolio has existed for less than 10 years.  The Portfolio commenced operations on June 30, 2004.  The Index reports returns on a monthly basis as of the last day of the month.  As a result, the Index return reflects the return from June 30, 2004 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the Barclays Capital U.S. Aggregate Index.  The Barclays Capital U.S. Aggregate Index measures the performance of more than 9,000 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Thomas H. Chow, CFA	Senior Portfolio Manager

Chuck M. Devereux	Senior Vice President, Director of Credit Research

Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The High-Yield Bond Portfolio

What is the Portfolio’s investment objective?
The High-Yield Bond Portfolio seeks high total return.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.45%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high yield, fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero-coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds; however, the Portfolio generally does not purchase a substantial amount of these securities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The High-Yield Bond Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

-4.68%	-1.01%	1.93%	31.80%	17.37%	2.97%	12.43%	2.19%	-24.51%	xx.xx%

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 12.15% for the quarter ended June 30, 2003 and its lowest quarterly return was -17.17% for the quarter ended December 31, 2009.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the Merrill Lynch U.S. High Yield Master II Constrained Index.  The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value–weighted index that tracks the public high yield debt market. Issues included in the Index have maturities of one year or more and have a credit rating lower than BBB- by S&P and Baa3 by Moody's, but are not in default. The Index limits any individual issuer to a maximum of 2% benchmark exposure.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Chuck M. Devereux	Senior Vice President, Director of Credit Research

Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Core Plus Fixed Income Portfolio

What is the Portfolio’s investment objective?
The Core Plus Fixed Income Portfolio seeks maximum long term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.43%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the U.S. investment grade sector, U.S. high yield sector, and international sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

 We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

•
U.S. investment grade sector Under normal circumstances, between 50% and 100% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the U.S. investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

The U.S. investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

•
U.S. high yield sector Under normal circumstances, up to 30% of the Portfolio's total assets will be allocated to the U.S. high yield sector. We will invest the Portfolio's assets that are allocated to the U.S. high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero-coupon bonds, and PIK securities.

The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO.

•
International sector The Portfolio may invest up to 20% of its total assets in the international sector. The international sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for the Portfolio to the extent that it allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging-markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (for example, lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

How has The Core Plus Fixed Income Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past seven calendar years.  The table shows the Portfolio’s average annual returns for the 1-year, 5-year, and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2003	2004	2005	2006	2007	2008	2009

8.44%	6.15%	2.52%	5.92%	4.72%	-3.26%	xx.xx%

During the periods illustrated in this bar chart, The Core Plus Fixed Income Portfolio's highest quarterly return was 4.33% for the quarter ended June 30, 2003 and its lowest quarterly return was -2.81% for the quarter ended September 30, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	Lifetime*

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
The Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

*
Lifetime returns are shown because the Portfolio has existed for less than 10 years.  The Portfolio commenced operations on June 28, 2002.  The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return reflects the return from June 30, 2002 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the The Barclays Capital U.S. Aggregate Index.  The Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index, measures the performance of more than 9,000 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Thomas H. Chow, CFA	Senior Portfolio Manager

Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The Global Fixed Income Portfolio

What is the Portfolio’s investment objective?
The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.50%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the euro. The Portfolio is considered “nondiversified" as defined in the 1940 Act, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed income instruments for the Portfolio, we identify those countries' fixed income markets that we believe will provide the U.S.-domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology that isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. The turnover rate may also be affected by cash requirements from redemptions of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of foreign and U.S. companies that are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the 5- to 10-year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than 5 years.

The Portfolio may also invest in zero-coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities, and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities, and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments.

With respect to securities issued by foreign governments, their agencies, instrumentalities, or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in noninvestment grade fixed income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored ADRs or European depositary receipts (EDRs). While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

How has The Global Fixed Income Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

2.29%	-0.20%	26.17%	21.14%	13.78%	-9.07%	7.02%	10.44%	10.38%	xx.xx%

During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended June 30, 2002 and its lowest quarterly return was -5.35% for the quarter ended June 30, 2009.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the Citigroup World Government Bond Index.  The Citigroup World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of the 23 world government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Mondrian Investment Partners Ltd. portfolio managers	Title	Start date on the Portfolio

Joanna Bates	Senior Portfolio Manager

John Kirk	Director/Senior Portfolio Manager

Christopher A. Moth	Director/Chief Investment Officer, Global Fixed Income and Currency

David G. Tilles	Executive Chairman

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Portfolio summary:  The International Fixed Income Portfolio

What is the Portfolio’s investment objective?
The International Fixed Income Portfolio seeks current income consistent with the preservation of principal.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees1	0.50%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

1
The Portfolio’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying Portfolio expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual portfolio operating expenses from exceeding x.xx% of the Portfolio's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual portfolio operating expenses for the Portfolio's shares are x.xx%.  The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country, or in multinational currency units, such as the euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign government securities with the limitation noted below. The Portfolio is considered “nondiversified" as defined in the 1940 Act, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed income instruments for the Portfolio, we identify those countries' fixed income markets that we believe will provide the U.S.-domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero-coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments.

With respect to securities issued by foreign governments, their agencies, instrumentalities, or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in noninvestment grade fixed income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored ADRs or EDRs. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan, and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the 5- to 10-year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than 5 years.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. The turnover rate may also be affected by cash requirements from redemptions of the Portfolio's shares.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

High yield risk
The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

How has The International Fixed Income Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past 10 calendar years.  The table shows the Portfolio’s average annual returns for the 1-, 5-, and 10-year periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

-1.61%	-1.76%	26.66%	22.39%	14.12%	-10.51%	6.18%	10.42%	9.76%	xx.xx%

During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended June 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%	xx.xx%
Citigroup Non-U.S. World Government Bond Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Portfolio’s returns above are compared to the performance of the Citigroup Non-U.S. World Government Bond Index.  The Citigroup Non-U.S. World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of the 22 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser
Mondrian Investment Partners Ltd.

Mondrian Investment Partners Ltd. portfolio managers	Title	Start date on the Portfolio

Joanna Bates	Senior Portfolio Manager

John Kirk	Director/Senior Portfolio Manager

Christopher A. Moth	Director/Chief Investment Officer, Global Fixed Income and Currency

David G. Tilles	Executive Chairman

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio’s, except The Labor Select International Equity Portfolio’s, investment objective is nonfundamental. This means the Board of Trustees (Board) may change a Portfolio’s objective without obtaining shareholder approval. If a Portfolio’s objective were changed, we would notify shareholders before the change became effective. The investment objective of The Labor Select International Equity Portfolio is fundamental, which means that it cannot be changed without shareholder approval.

The following chart gives a brief description of the securities in which the Portfolios may invest.  The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these investments, as well as other investments for the Portfolios.

Common stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

How the Portfolios use them: The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, and The Global Real Estate Securities Portfolios focus their investments on common stocks.

Corporate bonds

Debt obligations issued by a corporation.

How the Portfolios use them: The Core Focus Fixed Income Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (for example, at least BBB by S&P or Baa by Moody's), or deemed to be of comparable quality. The Global Fixed Income Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio may invest without limit in high yield corporate bonds, emphasizing securities rated BB or B by an NRSRO, and up to 15% of its net assets in defaulted securities. The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S. investment grade sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. high yield sector. The Emerging Markets Portfolio and Emerging Markets Portfolio II may invest up to 35% of their respective net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The Small-Cap Growth Equity and The Focus Smid-Cap Growth Equity Portfolios may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. Debt securities may be acquired by The Large-Cap Growth Equity and The Select 20 Portfolios and those securities may be rated below investment grade or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The Large-Cap Growth Equity and The Select 20 Portfolios' assets. The International Equity and The Labor Select International Equity Portfolios may invest up to 15% of their assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

Convertible securities

Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. Enhanced convertible preferred stocks that offer various yield, dividend, or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), and DECS (Dividend Enhanced Convertible Securities).

How the Portfolios use them: The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, Emerging Markets II, The Global Real Estate Securities,  The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust Portfolio II’s and The Global Real Estate Securities Portfolio’s assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Real Estate Investment Trust II and The High-Yield Bond Portfolios may be rated below investment grade or unrated. The Real Estate Investment Trust II, The Emerging Markets, The Global Real Estate Securities, and The High-Yield Bond Portfolios may invest in enhanced convertible securities.

Mortgage-backed securities

Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as FHLMC, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

How the Portfolios use them: The Real Estate Investment Trust II, The Global Real Estate Securities, The Core Focus Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or by government-sponsored corporations. For The Core Focus Fixed Income Portfolios, all securities will be rated investment grade at the time of purchase.

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs)

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturity. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid. CMOs and REMICs issued by private entities - so called “non-agency mortgage backed securities” - are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

How the Portfolios use them: The Real Estate Investment Trust II, The Global Real Estate Securities, The Core Focus Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest in CMOs and REMICs. Illiquid stripped mortgage securities together with any other illiquid investments will not exceed those Portfolios’ limit on illiquid securities. In addition, subject to certain quality and collateral limitations, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities.

Asset-backed securities

Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Portfolios use them: The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.

Real estate investment trusts (REITs)

A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

How the Portfolios use them: The Real Estate Investment Trust II and The Global Real Estate Securities Portfolios may invest without limitation in shares of REITs. The Large-Cap Growth Equity Portfolio may also invest in REITs consistent with its investment objectives and policies.  The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

U.S. government securities

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Portfolios use them: Each Portfolio may invest in U.S. government securities for temporary purposes or otherwise, as is consistent with its investment objectives and policies.

Foreign government securities

Debt issued by a government other than the United States or by an agency, instrumentality, or political subdivision of such governments.

How the Portfolios use them: Foreign government securities purchased by The Global Fixed Income and The International Fixed Income Portfolios will generally be rated in one of the top two rating categories or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in fixed income securities rated, or comparable to securities rated, below BBB. The fixed income securities in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest include those issued by foreign governments.

Repurchase agreements

An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolios use them: While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, a Portfolio must have collateral of at least 102% of the repurchase price. Each Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or government-sponsored enterprises.  Each Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio's limit on illiquid securities.

Except when the Manager believes a temporary defensive approach is appropriate, The Global Real Estate Securities Portfolio will not hold more than 5% of its total assets in cash or other short-term investments.  All short-term investments will be rated AAA by S&P or Aaa by Moody’s or if unrated, be of comparable quality, based on the Manager’s evaluation.

Restricted securities

Privately placed securities whose resale is restricted under securities law, including securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

How the Portfolios use them: Each Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.

Illiquid securities

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a portfolio has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Portfolios use them: Except for The International Equity and The Global Fixed Income Portfolios, each Portfolio may invest no more than 15% of their respective net assets in illiquid securities.  The International Equity and The Global Fixed Income Portfolios may invest no more than 10% of their respective net assets in illiquid securities.

Short-term debt investments

These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

How the Portfolios use them: Each Portfolio may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in the Portfolio’s principal investment securities. When investing all or a significant portion of a Portfolio's assets in these instruments, a Portfolio may not be able to achieve its investment objective.

Time deposits

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Portfolios use them: The following Portfolios will not purchase time deposits maturing in more than seven days, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity, The International Equity, and The Global Fixed Income Portfolios; and 15% of the total assets of The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, and The International Fixed Income Portfolios.

When-issued and delayed-delivery securities

In these transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligations and the interest rates that will be received are each fixed at the time a portfolio enters into the commitment and no interest accrues to the portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

How the Portfolios use them: Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Each Portfolio may not enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of its total assets less liabilities other than the obligations created by these commitments. Each Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Securities lending

These transactions involve the loan of securities owned by a portfolio to qualified dealers and investors for their use relating to short-sales or other securities transactions. These transactions may generate additional income for a portfolio.

How the Portfolios use them: Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

Borrowing from banks

A portfolio may have pre-existing arrangements with banks that permits it to borrow money from time to time.

How the Portfolios use them: Each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. No Portfolio has the intention of increasing its net income through borrowing.

Zero-coupon and pay-in-kind (PIK) bonds

Zero-coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities.

How the Portfolios use them: The Emerging Markets Portfolio and  The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities, including zero-coupon bonds. The High-Yield Bond Portfolio may also purchase zero-coupon bonds and PIK bonds, although it generally does not purchase a substantial amount of these bonds. The Core Plus Fixed Income Portfolio may also purchase these securities consistent with its investment objective. The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may also invest in zero-coupon bonds.

American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs)

ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Portfolios use them: The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Real Estate Investment Trust II Portfolios may invest in will be those that are actively traded in the United States.
In conjunction with their investments in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may also invest in sponsored and unsponsored EDRs and GDRs. In addition, The Small-Cap Growth Equity Portfolio, and The Focus Smid-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to their 10% and 20% limits, respectively, on investments in foreign securities.

Brady Bonds

These are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).

How the Portfolios use them: The Emerging Markets, The Emerging Markets II, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest in Brady Bonds consistent with their respective investment objectives. We believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Futures and options

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for the premium paid, has the right to buy, and the seller has the obligation to sell, the security or other financial instrument underlying the option at a specified exercise price at any time during the term of the option. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell, and the seller has the obligation to buy, the underlying security or other financial instrument at a specified price during the term of the option. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also “Foreign currency transactions” below.

How the Portfolios use them: The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The Core Plus Fixed Income, and The International Fixed Income Portfolios may invest in futures, options, and closing transactions related thereto. Portfolios that enter into these transactions are operated pursuant to a claim of exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and therefore are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market a Portfolio’s cash, short-term debt securities and other money market instruments at times when the Portfolio’s assets are not fully invested. A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its assets, or in the case of The Real Estate Investment Trust Portfolio II, 20% of its total assets. In addition, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Plus Fixed Income, The Core Focus Fixed Income, and The International Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments.

Foreign currency transactions

Several portfolios will invest in securities of foreign issuers and may hold foreign currency. In addition, several portfolios may enter into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Portfolios use them: Although The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Portfolio may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a portfolio receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a portfolio receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a portfolio receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a portfolio may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a portfolio may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

How the Portfolios use them: We may use interest rate swaps to adjust The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that these Portfolios invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to a Portfolio on favorable terms. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. If a Portfolio has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding.

Investment company securities

Any investments in investment company securities will be limited by the 1940 Act and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio’s total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio’s total assets in shares of other investment companies. These percentage limitations also apply to a portfolio’s investment in an unregistered investment company.

How the Portfolios use them: All Portfolios (except The Labor Select International Equity Portfolio) may invest in investment companies to the extent that it helps them achieve their investment objective. The Large-Cap Growth Equity Portfolio may invest in investment company securities more often as a means to achieve its investment objectives. The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in closed-end investment companies to achieve their investment objectives since, with respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that, in turn, are authorized to invest in the securities of issuers in such countries.

Equity linked securities

Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

How the Portfolios use them: We may invest up to 10% of The Emerging Markets Portfolio’s and The Emerging Market Portfolio II’s respective net assets in equity linked securities.  Equity linked securities may be considered illiquid and are subject to The Emerging Markets Portfolio’s limitation on illiquid securities.  In some instances, investments in equity linked securities may also be subject to The Emerging Markets Portfolio’s limitation on investments in investment companies.

Bank loans

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan and other direct indebtedness.  In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Portfolios use them: The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in bank loans that meet the credit standards established by the portfolio managers.  The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan.  The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income.  A Portfolio will not use bank loans for reasons inconsistent with its investment objective.

Loan participations

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Portfolios use them: The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest without restriction in loan participations that meet the credit standards established by the portfolio managers.  The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in loan participations in order to enhance total return, to affect diversification, or to earn additional income. A Portfolio will not use loan participations for reasons inconsistent with its investment objective.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of a Portfolio’s assets in money market or other high-quality, short-term instruments. To the extent that we hold such instruments, a Portfolio may be unable to achieve its investment objectives.

RISK FACTORS

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the SAI for additional descriptions and risk information.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market–like the stock or bond market–will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Trust could experience a higher or lower return than anticipated.

How the Portfolios strive to manage it: The value of each Portfolio’s holdings, whether equity or fixed income in orientation, fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolios’ securities will generally decline as well.  The Portfolios maintain a long-term approach and focus on securities that the Manager believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Manager does not try to predict overall market movements or trade for short-term purposes.

In evaluating the use of an index swap for The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios, the Manager carefully considers how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom to make interest rate or index swap agreements for these Portfolios, the Manager focuses on those dealers with high-quality ratings and does careful credit analysis before engaging in the transaction.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the individual company issuing the stock or bond. Nondiversified portfolios that may invest a greater portion of their assets in an individual security are considered to be subject to greater risks than portfolios that are diversified.

How the Portfolios strive to manage them: The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry, and The International Equity and The Labor Select International Equity Portfolios may concentrate up to 30% of each Portfolio's net assets in the commercial banking industry.  As a consequence, the net asset value (NAV) of each Portfolio can be expected to fluctuate in light of the factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries. The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.  Each of The International Equity and The Labor Select International Equity Portfolios may be slightly more susceptible to any single economic, political, or regulatory occurrence affecting the commercial banking industry; the Manager seeks to limit these risks by limiting investments in the commercial banking industry to a maximum of 30% of each Portfolio's net assets.

With the exception of The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio, the Manager limits the amount of each Portfolio’s assets invested in any one industry, as is consistent with that Portfolio’s investment objective. The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio will always be heavily invested in the real estate industry. To seek to reduce these risks for all Portfolios, the Manager limits investments in any individual security and follows a rigorous selection process before choosing securities for the Portfolios. Also see “Nondiversified portfolios” below.

Interest rate risk

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. Investments in equity securities issued by small and medium sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

REITs are subject to interest rate risks in that as interest rates rise, the value of a portfolio's investments in REITs holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed income obligations.

How the Portfolios strive to manage it: The Portfolios, especially those that invest significantly in fixed income securities, are subject to various interest rate risks depending upon their investment objectives and policies. The Portfolios cannot eliminate that risk, but the Manager does try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing on interest rate movements. The Core Focus Fixed Income Portfolios seek to maintain as the core of its investment portfolios, short- and intermediate-term debt securities (under 10 years). The Global Fixed Income and The International Fixed Income Portfolios anticipate that average weighted maturity will be in the 5- to 10-year range, with a possible shift beyond 10 years in a declining interest rate environment and a possible shortening below 5 years in a rising interest rate environment.

The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S& P or B3 or higher by Moody’s, or unrated bonds, is subject to interest rate risks. See "Lower rated fixed income securities" below. The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio, by investing primarily in securities of REITs, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk.

The Core Focus Fixed Income, The High Yield Bond, and The Core Plus Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk. Each business day the Manager will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, and The Select 20 Portfolios invest in small- or mid-capitalization companies and the Manager seeks to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

Foreign, information, and inefficient market risks

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile that U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolios strive to manage them: The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The International Fixed Income, and The Global Fixed Income Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Small-Cap Growth Equity, The Real Estate Investment Trust II, and The High Yield Bond Portfolios may each invest up to 10% of its respective total assets and The Focus-Smid Cap Growth Equity, The Select 20, The Large-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may each invest up to 20% of its respective total assets, in foreign securities. For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risk presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Currency risk

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

How the Portfolios strive to manage it: The Portfolios described above that are subject to foreign risk may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-U.S. dollar-denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Fixed Income, and The Global Fixed Income Portfolios may engage in foreign currency options and futures transactions.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.  In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality.  Economic markets and structures ten to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

How the Portfolios strive to manage it: The Emerging Markets Portfolio and The Emerging Market II focus their investments on companies in these markets and The Large-Cap Growth Portfolio, The Real Estate Investment Trust II, The International Equity, The Labor Select International Equity, The Global Real Estate Securities, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income Portfolios, The Global Fixed Income, The Focus Smid-Cap Growth Equity, The Select 20 and The International Fixed Income Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

High-yield risk

Lower-rated fixed income securities (high yield, high-risk securities, commonly known as "junk bonds"), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by an NRSRO. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Portfolios strive to manage it: The Global Fixed Income and The International Fixed Income Portfolios may invest up to 5% of their respective assets in high-risk, high yield fixed income securities of foreign governments including, with specified limitations, Brady Bonds. The High-Yield Bond Portfolio invests primarily in lower-rated fixed income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. The Large-Cap Growth Equity, The Select 20, The Core Plus Fixed Income Portfolios may invest up to 5%, 5%, and 30%, respectively, of their assets in such securities. The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their assets in high yield, high-risk fixed income securities, including Brady Bonds. See "Emerging markets risk" above. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

How the Portfolios strive to manage it: The Manager limits each Portfolio’s exposure to illiquid securities as described under "Additional investment information - Illiquid securities."

Futures, options, and forwards risk

Futures contracts, options on futures contracts, forward contracts, and certain options are used as investments for hedging and other non-speculative purposes involve certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render a portfolio’s hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment advisor at a time when a portfolio is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate between the dollar and the second currency. If the direction of securities prices, interest rates, or foreign currency prices is incorrectly predicted, a portfolio will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, a portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve liquidity risks and risks arising from the creditworthiness of the counterparty.

How the Portfolios strive to manage it: The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may use certain options strategies or may use futures contracts and options on futures contracts. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.

See also “Foreign risk” and “Currency risk” above.

Zero-coupon and pay-in-kind (PIK) bonds risk

Zero-coupon and pay-in-kind (PIK) bonds are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to a portfolio. For example, a portfolio accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a portfolio may not receive the cash associated with this income until the bonds are sold or mature. If a portfolio does not have sufficient cash to make the required distribution of accrued income, the portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Portfolios strive to manage it: The Emerging Markets, The Emerging Markets II, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may invest in zero-coupon and PIK bonds to the extent consistent with each Portfolio’s investment objective. The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in zero-coupon bonds. The Portfolios cannot eliminate the risks of zero-coupon bonds, but the Manager does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios.

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.

How the Portfolios strive to manage it: The Real Estate Investment Trust II, The Global Real Estate Securities, The Core Focus Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest in Mortgage-Backed Securities, CMOs, and REMICs. These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Real estate industry risk

Real estate industry risks include among others:
▪ possible declines in the value of real estate;
▪ risks related to economic conditions;
▪ possible shortage of mortgage funds;
▪ overbuilding and extended vacancies;
▪ increased competition;
▪ changes in property taxes, operating expenses, or zoning laws;
▪ costs of environmental clean-up, or damages from natural disasters;
▪ limitations or fluctuations in rent payments;
▪ cashflow fluctuations; and
▪ defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (Code), and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

How the Portfolios strive to manage it: The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio operate as “nondiversified” Trusts as defined by the 1940 Act. As each Portfolio invests principally in REITs, it is more subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Portfolios. To the extent The Large-Cap Growth Equity Portfolio and The Emerging Markets Portfolio II invest in REITs, the Portfolio, although to a lesser degree than The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio, are subject to the same risks.

Nondiversified portfolio risk

Nondiversified portfolios are generally subject to greater risks and volatility than diversified portfolios because adverse effects on their security holdings may affect a larger portion of their overall assets.

How the Portfolios strive to manage it: The Real Estate Investment Trust Portfolio II, The Select 20, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios will not be diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio’s total assets. However, each Portfolio will satisfy the Code’s diversification requirement, which requires that 50% of the Portfolio’s assets be represented by cash, cash items, certain qualifying securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets.

Transaction costs risk

Transaction costs risk is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Portfolios strive to manage it: The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

Derivatives risk

Derivatives risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps or equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy.

How the Portfolios strive to manage it: The Portfolios will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. The Portfolios will not use derivatives for reasons inconsistent with their investment objectives. The Manager also researches and continually monitors the creditworthiness of current or potential counterparties.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Portfolios strive to manage it: The Manager evaluates the political situations in the countries where the Portfolios invest and take into account any potential risks before it selects securities for the Portfolios.  However, there is no way to eliminate political risk when investing internationally. In emerging markets political risk is typically more likely to affect the economy and share prices than in developed markets.

Small company risk

Small company risk is the risk that prices of smaller companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

How the Portfolios strive to manage it: To the extent that the Manager invests the assets of The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Select 20, and The Global Real Estate Securities Portfolios in small companies, the Portfolio will be subject to this risk. In addition, although The Global Real Estate Securities Portfolio typically holds a number of different stocks in order to reduce the impact that one small company stock would have on the Portfolio, because this is a nondiversified portfolio, it is possible that a smaller company holding could be a significant holding and subject the Portfolio to greater risk. The Manager attempts to reduce this risk by diversifying the Portfolios’ investments.

Loans and other direct indebtedness risk

Loans and other direct indebtedness risk involves the risk that a portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Trust may involve revolving credit facilities or other standby financing commitments which obligate a portfolio to pay additional cash on a certain date or on demand. These commitments may require a Trust to increase its investment in a company at a time when that portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a portfolio may be required to rely upon another lending institution to collect and pass on to a portfolio amounts payable with respect to the loan and to enforce a portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a portfolio.

How the Portfolios strive to manage it: These risks may not be completely eliminated, but the Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.  Should the Manager determine that any of these securities are illiquid, these securities would be subject to a Portfolio’s restrictions on illiquid securities.

Counterparty risk

If a portfolio enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).  As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Portfolios strive to manage it:  We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Portfolios will hold collateral from counterparties consistent with applicable regulations.

Disclosure of portfolio holdings information

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI and at www.delawareinvestments.com/institutional.

MANAGEMENT OF THE TRUST

Trustees

The business and affairs of the Trust and its Portfolios are managed under the direction of the Board. See the SAI for additional information about the Trust's officers and Trustees.

Portfolio Managers

Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Robert Akester, Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio

A graduate of University College, London, Mr. Akester joined Mondrian in 1996. Prior to joining Mondrian he was a Director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. Mr. Akester is an Associate of the Institute of Actuaries and holder of its Certificate in Finance and Investment. He has nearly 40 years of investment experience, including over 30 years of involvement in emerging markets. Mr. Akester is a senior Portfolio Manager in the Emerging Markets Portfolio Team.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager – The Real Estate Investment Trust Portfolio II and The Global Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Portfolio Manager – The Large-Cap Value Equity Portfolio
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Fiona A. Barwick, Director of Regional Research – Mondrian Investment Partners Ltd. -The International Equity Portfolio

Ms. Barwick is a graduate of University College, London. She joined Mondrian in 1993 to cover the Pacific markets. Prior to this, she spent 3 years at Touche, Remnant & Co. in London as an Assistant Portfolio Manager and Research Analyst. Ms. Barwick holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. Ms. Barwick has managed The International Equity Portfolio since October 1999.

Marshall T. Bassett

Senior Vice President, Chief Investment Officer – Emerging Growth Equity – The Small-Cap Growth Equity Portfolio

Marshall T. Bassett leads the firm’s Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its

Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor’s degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School’s alumni board.

Joanna Bates, Senior Portfolio Manager – Mondrian Investment Partners Ltd. - The Global Fixed Income Portfolio and The International Fixed Income Portfolio

Ms. Bates is a graduate of London University. She joined Mondrian’s Fixed Income Team in 1997, before which she was Associate Director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Ms. Bates is a Senior Portfolio Manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Ms. Bates holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Nigel Bliss, Senior Portfolio Manager – Mondrian Investment Partners Ltd. - The Labor Select International Equity Portfolio
Mr. Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a Senior Portfolio Manager in the Pacific Team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy and industrials. Mr. Bliss is an Associate of the UK Society of Investment Professionals. Mr. Bliss holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Christopher J. Bonavico, CFA

Vice President, Senior Portfolio Manager, Equity Analyst – The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio

Christopher J. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA

Vice President, Senior Portfolio Manager, Equity Analyst – The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio

Kenneth F. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Thomas H. Chow, CFA

Senior Vice President, Senior Portfolio Manager – The Core Focus Fixed Income Portfolio, and The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond, Director/Chief Investment Officer, Developed Equity Markets – Mondrian Investment Partners Ltd. - The International Equity Portfolio
Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

Chuck M. Devereux
Senior Vice President, Director of Credit Research
Chuck M. Devereux is the head of the firm’s taxable credit research department, responsible for the gaming sector. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

Roger A. Early, CPA, CFA, CFP

Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy – The Core Focus Fixed Income Portfolio, and The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual funds and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.  Early has managed The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio since May 2007.

Christopher M. Ericksen, CFA

Vice President, Portfolio Manager, Equity Analyst – The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.  Ericksen has managed The Large-Cap Growth Equity Portfolio since its inception.

Patrick G. Fortier, CFA

Vice President, Portfolio Manager, Equity Analyst – The Select 20 Portfolio

Patrick G. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Clive A. Gillmore, Chief Executive Officer – Mondrian Investment Partners Ltd. – The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio

Mr. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has over 20 years’ experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO of Mondrian.  He is a member of Mondrian’s Equity Strategy Committee, Chairman of the Emerging Markets Strategy Committee (where his research specialization lies), and a member of the Management Steering Committee.

Barry S. Gladstein, CFA

Vice President, Portfolio Manager – The Small-Cap Growth Equity Portfolio

Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor’s degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Paul Grillo, CFA

Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy – The Core Focus Fixed Income Portfolio, and The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory M. Heywood, CFA

Vice President, Portfolio Manager, Equity Analyst – The Select 20 Portfolio

Gregory M. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Heywood received a bachelor’s degree and an MBA from the University of California at Berkeley.

Christopher M. Holland
Vice President, Portfolio Manager – The Small-Cap Growth Equity Portfolio

Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm’s Emerging Growth Equity team. Prior to joining the firm, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan

Chase for another year. Holland holds a bachelor’s degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

John Kirk, Director/Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Global Fixed Income Portfolio and The International Fixed Income Portfolio
Mr. Kirk is a Math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Mondrian in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income. Mr. Kirk started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk leads our credit research and heads the Global Credit Valuation Committee.

Nikhil G. Lalvani, CFA

Vice President, Portfolio Manager – The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

Emma R.E. Lewis, Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Labor Select International Equity Portfolio
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Ms. Lewis is currently a Senior Portfolio Manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, Ms. Lewis began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager – The Large-Cap Value Equity Portfolio

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA

Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments – The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nigel G. May, Director/Chief Investment Officer, Developed Equity Markets – Mondrian Investment Partners Ltd. – The International Equity Portfolio
Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now has responsibility for several investment products, including Global Equity. Mr. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill

Samuel Investment Group in 1986. Mr. May holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Victor Mostrowski

Vice President, Portfolio Manager – International Debt – The Core Plus Fixed Income Portfolio

Victor Mostrowski is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. As a member of the international bond team, his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in May 2007, he was a senior portfolio manager – global fixed income for HSBC Halbis Partners (USA) for one year. He managed the currency exposure for several institutional accounts with assets totaling approximately $3 billion, and formulated and implemented strategic long-term currency positioning as well as short-term daily and weekly trading opportunities. Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the global fixed income portfolio manager – emerging markets equity. Mostrowski earned a bachelor’s degree in economics and an MBA in finance from Rider College.

Christopher A. Moth, Director/Chief Investment Officer, Global Fixed Income and Currency – Mondrian Investment Partners Ltd. – The Global Fixed Income Portfolio and The International Fixed Income Portfolio
Mr. Moth is an Actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. Mr. Moth chairs the Global Fixed Income and Currency Committee meeting.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity – The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Daniel J. Prislin, CFA

Vice President, Senior Portfolio Manager, Equity Analyst – The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

David G. Tilles, Executive Chairman of Mondrian Investment Partners Ltd. – The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Mondrian in 1990 as founding Managing Director & Chief Investment Officer, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. Mr. Tilles was appointed Executive

Chairman in November 2007.  Mr Tilles holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Rudy D. Torrijos III

Vice President, Portfolio Manager – The Small-Cap Growth Equity Portfolio

Rudy D. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm’s Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor’s degree in applied mathematics/economics.

Michael S. Tung, M.D.
Vice President, Portfolio Manager, Equity Analyst – The Small-Cap Growth Equity Portfolio
Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm’s Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm’s Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor’s degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts.

Jeffrey S. Van Harte, CFA

Senior Vice President, Chief Investment Officer – Focus Growth Equity – The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Prior to joining Delaware Investments in April 2005, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager – The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia..

Lori P. Wachs, CFA

Vice President, Portfolio Manager – The Small-Cap Growth Equity Portfolio
Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm’s Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor’s degree in economics from The Wharton School of the University of Pennsylvania.

Nashira S. Wynn
Vice President, Portfolio Manager – The Large-Cap Value Equity Portfolio

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager – The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio securities.

Manager of managers structure

The Portfolios and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios' Board, for overseeing the Portfolios' sub-advisors and recommending to the Portfolios' Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolios or the Manager.

The Manager is relying upon the exemptive order and is using the Manager of Managers Structure for The Emerging Markets Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio. The new sub-advisory agreement for these Portfolios is expected to took effect on or about January 1, 2010.

While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Trust's other Portfolios, the Manager may, in the future, recommend to the Portfolios' Board the establishment of the Manager of Managers Structure for these Portfolios by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolios' portfolio.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Investment advisors

Delaware Management Company (Delaware or the Manager), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Trust's Portfolios pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and Delaware (Investment Advisory Agreements). Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI and Delaware are indirect subsidiaries, and subject to the ultimate control, of [______________________________].

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios pursuant to sub-advisory agreements between Delaware, on behalf of the Trust and the applicable Portfolio, and Mondrian (Sub-Advisory Agreements). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian's address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD.

Under the Sub-Advisory Agreements, Delaware is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolios out of its own assets. The annual rates of sub-advisory fees payable by Delaware to Mondrian under the Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective Portfolios. The investment advisor was paid aggregate advisory fees during the last fiscal year (as a percentage of average daily net assets) as follows:

Investment Management
Fees Paid After Voluntary or Contractual Waivers
For the Fiscal Year Ended October 31, 2009

Portfolio
The Large-Cap Growth Equity Portfolio                                                                                       %
The Large-Cap Value Equity Portfolio                                                                                          %
The Small-Cap Growth Equity Portfolio                                                                                          %
The Focus Smid-Cap Growth Equity Portfolio                                                                             %
The Real Estate Investment Trust Portfolio II                                                                              %
The Select 20 Portfolio                                                                                                                      %
The International Equity Portfolio                                                                                                   %
The Labor Select International Equity Portfolio                                                                            %
The Emerging Markets Portfolio                                                                                                      %
The Emerging Markets Portfolio II                                                                                                  %
The Global Real Estate Securities Portfolio                                                                                    %
The Core Focus Fixed Income Portfolio                                                                                          %
The High-Yield Bond Portfolio                                                                                                          %
The Core Plus Fixed Income Portfolio                                                                                              %
The Global Fixed Income Portfolio                                                                                                    %
The International Fixed Income Portfolio                                                                                        %

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust may invest in the Trust's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or its affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements of each of the Portfolios is available in each Portfolio’s annual report to shareholders for the fiscal year ended October 31, 2009.

Administrator

Delaware Service Company, Inc. (DSC), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMHI, provides the Trust with administrative services pursuant to the Amended and Restated Shareholder Services Agreement with the Trust on behalf of the Portfolios. The services provided under the Amended and Restated Shareholder Services Agreement are subject to the supervision of the officers and trustees of the Trust, and include day-to-day administration of matters related to the legal existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian bank, and assistance in the preparation of the Trust's registration statements under Federal and State laws. The Amended and Restated Shareholder Services Agreement also provides that DSC will provide the Trust with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholder Services Agreement, the Trust pays DSC an annual asset-based fee, payable monthly, and allocated among the Portfolios of the Trust based on the relative percentage of assets of each Portfolio.

Fund accountants

The Bank of New York Mellon (BNY Mellon), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to each Portfolio.  For these services, each Portfolio pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.  Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Portfolios.  For these services, each Portfolio pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds, including the Portfolios, on a relative NAV basis.

Distributor

Delaware Distributors, L.P. (DDLP), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Trust's Portfolios. Under its Distribution Agreements with the Trust on behalf of each Portfolio, DDLP sells shares of the Trust upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Trust. DDLP is an indirect, wholly owned subsidiary of DMHI.

Custodian bank

BNY Mellon also serves as custodian for each Portfolio.

Independent registered public accounting firm

[___________ ], located at [______________________ ], serves as the Independent Registered Public Accounting Firm for the Trust.

SHAREHOLDER SERVICES

Special Reports and Other Services. The Trust will provide client shareholders with the following information:

•	Audited annual financial reports.

•	Unaudited semiannual financial reports.

•	Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Trust's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Portfolios by calling this number or via our Web site at www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

Delaware Pooled Trust

2005 Market Street
Philadelphia, PA 19103-7094
Attention: Client Services
Exchange privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware Investments® Funds based on the respective NAVs of the shares involved and as long as a Portfolio's minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments® Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. The Trust reserves the right to reject any exchange order. See “Frequent trading of Portfolio shares” below.

With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See "How to purchase shares," "Redemption of shares" and "Other purchase and redemption considerations."

Please call the Trust for further information on how to exchange shares of the Trust.

HOW TO PURCHASE SHARES

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate purchase orders during any given calendar quarter. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Trust requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios are closed to any new investors. Existing shareholders of these Portfolios, which include participants of existing defined benefit plans that have the Portfolio(s) on their investment platform, may continue to purchase shares. Defined contribution plans who do not qualify for Portfolio shares as described above may be eligible to purchase Class P share of The Global Real Estate Securities Portfolio offered through a separate prospectus.

Minimum investments. The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Purchase price. You may buy shares at the Portfolio's NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00 P.M. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by the Trust after (1) the Trust is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to the Trust's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.  A business day is any day that the NYSE is open for business (Business Day).

In addition, the Trust’s service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Trust’s behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Trust when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Trust assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. We reserve the right to reject any purchase order.

Purchase reimbursement fee. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.55% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in-kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Trust as described herein. See "Other purchase and redemption considerations" and "In-kind purchases" below.

 How to purchase shares by Federal Funds Wire. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

•	First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

Delaware Pooled Trust
2005 Market Street
Philadelphia, PA 19103-7094
Attn: Client Services

•
Second, telephone the Trust at 800 231-8002 (or contact the Trust via email, facsimile, or other means acceptable to the Trust) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. We will provide you with a Trust account number.

•
Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #021000018, bank account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which the Trust, the NYSE, Bank of New York, and the Trust's custodians are open for business.

Additional investments. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

•	First, notify the Trust of your impending purchase by calling us at 800 231-8002, or by contacting the Trust via another method acceptable to the Trust.

•	Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

In-kind purchases. The Trust, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Trust at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of shares." At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Trust's Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their investments in the Portfolio pursuant to instructions of the Trust, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact the Trust would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Trust whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.55% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in portfolio securities, or as otherwise determined by the Trust as described herein. See "Other purchase and redemption considerations" and “Redemptions in-kind” below.

How to redeem shares by mail or fax message

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

•
A letter of instruction must be sent to the Trust specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Trust as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Signature guarantees will be required for certain types of transactions.*

•	If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Trust at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Trust may require that a signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Trust will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Trust.

 Send your requests to:
 Delaware Pooled Trust
 Attn: Client Services
 2005 Market Street
 Philadelphia, PA 19103-7094
 Fax Number: 215 255-1162

Please call the Trust at 800 231-8002 to inform client services of your intent to send a facsimile message.

*           Call the Trust for specific signature-guarantee requirements.

How to redeem shares by telephone

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

•
If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Trust at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

•
Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Trust for further details.

•
In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

•	The Trust's telephone redemption privileges and procedures may be modified or terminated by the Trust only upon written notice to the Trust's shareholders.

•
To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Trust at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to redeem shares by mail or fax message."

In addition, Trust service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Trust’s behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Trust pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Trust assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Redemptions in-kind. The Trust, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio's NAV. See "Valuation of shares."

Institutions proposing to redeem an amount which, at the time they notify the Trust of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, or The International Fixed Income Portfolios will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Trust determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in-kind. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90 day period for any one shareholder. Investors should contact the Trust at 800 231-8002 for further information.

Important redemption information. Because the Trust's shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Trust shareholders likely will hold a significant number of Trust shares. For this reason, the Trust requests that shareholders proposing to make a large redemption order give the Trust at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling the Trust at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Trust may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Trust may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC.

 OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

Payments to intermediaries
The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing the Portfolios with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons and customers (distribution assistance).  The level of payments made to a qualifying Financial Intermediary in any given year will vary.  To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual Trust sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual Trust than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options.  In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.  In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.  Any such payments will not change the NAV or the price of the Portfolios’ shares.

For more information, please see the SAI.

Purpose of reimbursement fees for certain portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the change in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the "bid-asked" spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs: brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because there is less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments, and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Trust may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Trust may waive or reduce the amount of the reimbursement fees in situations where the Trust considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Trust intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Trust determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

Fair valuation. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Trust anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Trust values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Portfolios’ Board has delegated responsibility for valuing a Portfolio’s assets to a Pricing Committee of Delaware, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight. The Pricing Committee values Portfolio assets as described above.

Investments by large, institutional investors. From time to time, certain large, institutional investors may invest in the Portfolios. A Portfolio may experience relatively large investments or redemptions as a result of the institutional investors either purchasing or redeeming a Portfolio’s shares. These transactions may affect a Portfolio, since a portfolio that experiences redemptions may be required to sell portfolio securities, and a portfolio that receives additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent a Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of a Portfolio, is committed to minimizing the impact of such transactions on a Portfolio.

Frequent trading of Portfolio shares. Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board of Trustees has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Trust will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio also reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio’s market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of each Portfolio’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios’ market timing policy does not require the Portfolios to take action in response to frequent trading activity.  If a Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio’s performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures. Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products.  The Portfolios will attempt to have financial intermediaries apply the

Portfolios’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios’ frequent trading policy with respect to an omnibus account, the Portfolios or their agents may require the financial intermediary to impose its frequent trading policy, rather than the Portfolios’ policy, to shareholders investing in the Portfolios through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Portfolios.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Portfolio shares, and similar restrictions.  The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations.  In an effort to discourage market timers in such accounts, the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Portfolio shares.

Limitations on ability to detect and curtail market timing. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Miscellaneous. Neither the Trust, the Portfolios, the Trust's transfer agent, the Trust's custodians, nor any of the Trust's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption, or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Trust are genuine.

VALUATION OF SHARES

The price of a Portfolio’s shares is based on the Portfolio’s NAV per share. We determine a Portfolio's NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We generally price securities and other assets for which market quotations are readily available at their market value. For Portfolios that invest primarily in foreign securities, the NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price any fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value.  For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and distributions. Each Portfolio intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Large-Cap Growth Equity, The Large-Cap

Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net realized capital gains, if any, will be distributed at least annually, usually in December. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gain distribution. Unless a shareholder elects to receive dividends and capital gain distributions in cash, all dividends and capital gain distributions will be automatically paid in additional shares at NAV of a Portfolio. For more information or questions regarding reinvesting dividends, call 800 231-8002.

Annual statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend.” If you are a taxable investor and invest in a Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations.  In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of a Portfolio beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Because the income of certain Portfolios is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by such Portfolios may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates if certain holding period requirements are met.

Sale or redemption of portfolio shares. A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Investments® Trust is the same as a sale.

Backup withholding. By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Portfolio also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Portfolio from long-term capital gains, if any, and, with respect to taxable years of a Portfolio that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of excess inclusion income by a Portfolio.  Income received by a Portfolio from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  A Portfolio may derive such income from investment in a residual interest in a REMIC or directly or indirectly through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool. This income is required to be allocated to Portfolio shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions.  A Portfolio must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI.  To the extent that a Portfolio shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, a Portfolio must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Portfolio’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio. Additional information on tax matters is included in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years or periods ended October 31 presented below have been audited by Ernst & Young, LLP, independent registered public accounting firm, whose reports, along with the Trust's financial statements, are included in the Trust's annual reports, which are available upon request by calling 800 231-8002.

The Large-Cap Growth Equity Portfolio

		Year ended 10/31	11/1/051 to 10/31/06

2009	2008	2007

Net asset value, beginning of period	$10.560	$8.780	$8.500

Income (loss) from investment operations:

Net investment income2	0.018	0.016	0.008

Net realized and unrealized gain (loss) on investments	(4.256)	1.768	0.277

Total from investment operations	(4.238)	1.784	0.285

Less dividends and distributions from:

Net investment income	(0.014)	(0.004)	(0.005)

Net Realized Gain on Investments	(0.088)	-	-

Total dividends and distributions	(0.102)	(0.004)	(0.005)

Net asset value, end of period	$6.220	$10.560	$8.780

Total return3	(40.50)%	20.33%	3.35%

Ratios and supplemental data:

Net assets, end of period (000 omitted)	$258,526	$460,900	$286,848

Ratio of expenses to average net assets	0.65%	0.64%	0.65%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.65%	0.64%	0.71%

Ratio of net investment income to average net assets	0.20%	0.17%	0.10%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	0.20%	0.17%	0.04%

Portfolio turnover	38%	25%	25%

1.	Date of commencement of operations.
2.	The average shares outstanding method has been applied for per share information.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager, as applicable. Performance would have been lower had the voluntary waiver not been in effect.

	The Large-Cap Value Equity Portfolio Year ended 10/31

	2009 2008	2007	2006	2005

Net asset value, beginning of period	$22.370	$20.960	$17.330	$16.260

Income (loss) from investment operations:

Net investment income1	0.403	0.439	0.353	0.255

Net realized and unrealized gain (loss) on investments	(8.186)	1.315	3.531	0.990

Total from investment operations	(7.783)	1.754	3.884	1.245

Less dividends and distributions from:

Net investment income	(0.613)	(0.344)	(0.254)	(0.175)

Net realized gain on investments	(1.784)	-	-	-

Total dividends and distributions	(2.397)	(0.344)	(0.254)	(0.175)

Net asset value, end of period	$12.190	$22.370	$20.960	$17.330

Total return2	(38.48)%	8.49%	22.66%	7.69%

Ratios and supplemental data:

Net assets, end of period (000 omitted)	$8,988	$10,278	$16,317	$9,640

Ratio of expenses to average net assets	0.68%	0.69%	0.68%	0.69%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.16%	1.00%	1.15%	1.29%

Ratio of net investment income to average net assets	2.43%	2.00%	1.88%	1.49%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.95%	1.69%	1.41%	0.89%

Portfolio turnover	34%	14%	109%	49%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

	The Small-Cap Growth Equity Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$18.090	$17.290	$15.460	$14.300

Income (loss) from investment operations:

Net investment loss1		(0.010)	(0.055)	(0.068)	(0.050)

Net realized and unrealized gain (loss) on investments		(3.709)	3.417	1.898	1.210

Total from investment operations		(3.719)	3.362	1.830	1.160

Less dividends and distributions from:

Net realized gain on investments		(10.931)	(2.562)	-	-

Total dividends and distributions		(10.931)	(2.562)	-	-

Net asset value, end of period		$3.440	$18.09	$17.290	$15.460

Total return2		(45.02)%	22.01%	11.84%	8.11%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$5,888	$18,564	$68,037	$77,896

Ratio of expenses to average net assets		0.90%	0.91%	0.89%	0.86%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.21%	0.91%	0.90%	0.86%

Ratio of net investment loss to average net assets		(0.17%)	(0.34%)	(0.40%)	(0.34%)

Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly		(0.48%)	(0.34%)	(0.41%)	(0.34%)

Portfolio turnover		89%	72%	69%	61%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager, as applicable. Performance would have been lower had the voluntary waiver not been in effect.

	The Focus Smid-Cap Growth Equity Portfolio

		Year ended 10/31

	2009	2008	2007	2006

Net asset value, beginning of period		$11.360	$10.290	$9.460	2005$8.360

Income (loss) from investment operations:

Net investment income (loss)2		0.056	0.018	0.018	(0.054)

Net realized and unrealized gain (loss) on investments		(4.079)	1.527	0.812	1.154

Total from investment operations		(4.023)	1.545	0.830	1.100

Less dividends and distributions from:

Net investment income		(0.031)	(0.013)	-	-

Net realized gain on investments		(0.726)	(0.462)	-	-

Total dividends and distributions		(0.757)	(0.475)	-	-

Net asset value, end of period		$6.580	$11.360	$10.290	$9.460

Total return3		(37.44%)	15.77%	8.77%	13.16%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$4,305	$8,781	$6,099	$2,226

Ratio of expenses to average net assets		0.92%	0.93%	0.92%4	0.93%4

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.12%	1.11%	1.36%	1.93%

Ratio of net investment income (loss) to average net assets		0.63%	0.18%	0.18%	(0.60%)

Ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly		0.43%	(0.01%)	(0.26%)	(1.60%)

Portfolio turnover		43%	33%	113%	86%

1.	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2.	The average shares outstanding method has been applied for per share information.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

4.	Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.98% and 0.95%, respectively.

	The Real Estate Investment Trust Portfolio II Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$13.600	$30.730	$26.430	$26.220

Income (loss) from investment operations:

Net investment income1		0.157	0.150	0.589	0.712

Net realized and unrealized gain (loss) on investments		(3.806)	0.763	7.423	2.409

Total from investment operations		(3.649)	0.913	8.012	3.121

Less dividends and distributions from:

Net investment income		(0.124)	(0.205)	(1.101)	(0.172)

Net realized gain on investments		(5.147)	(17.838)	(2.611)	(2.739)

Total dividends and distributions		(5.271)	(18.043)	(3.712)	(2.911)

Net asset value, end of period		$4.680	$13.600	$30.730	$26.430

Total return2		(37.42%)	2.41%	34.27%	12.33%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$5,346	$13,789	$25,417	$55,382

Ratio of expenses to average net assets		0.86%	0.88%	0.86%	0.86%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.20%	0.98%	0.94%	0.89%

Ratio of net investment income to average net assets		2.27%	0.97%	2.22%	2.73%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.93%	0.87%	2.14%	2.70%

Portfolio turnover		121%	93%	68%	41%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

	The Select 20 Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$6.880	$5.770	$5.590	$4.960

Income (loss) from investment operations:

Net investment income (loss)1		0.008	(0.016)	(0.011)	(0.008)

Net realized and unrealized gain (loss) on investments and foreign currencies		(2.848)	1.126	0.191	0.638

Total from investment operations		(2.840)	1.110	0.180	0.630

Net asset value, end of period		$4.040	$6.880	$5.770	$5.590

Total return2		(41.28)%	19.24%	3.22%	12.70%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$8,933	$2,633	$7,983	$14,522

Ratio of expenses to average net assets		0.89%	0.90%	0.89%	0.90%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.64%	1.23%	1.06%	1.15%

Ratio of net investment income (loss) to average net assets		0.15%	(0.26%)	(0.20%)	(0.14%)

Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly		(0.60%)	(0.59%)	(0.37%)	(0.39%)

Portfolio turnover		61%	47%	55%	220%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

	The International Equity Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$27.200	$25.330	$20.460	$17.650

Income (loss) from investment operations:

Net investment income1		0.757	0.680	0.671	0.554

Net realized and unrealized gain (loss) on investments and foreign currencies		(10.746)	4.632	5.247	2.500

Total from investment operations		(9.989)	5.312	5.918	3.054

Less dividends and distributions from:

Net investment income		(0.574)	(0.707)	(0.531)	(0.244)

Net realized gain on investments		(2.157)	(2.735)	(0.517)	-

Total dividends and distributions		(2.731)	(3.442)	(1.048)	(0.244)

Net asset value, end of period		$14.480	$27.200	$25.330	$20.460

Total return2		(40.40)%	23.35%	30.13%	17.45%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$1,086,795	$2,519,761	$2,167,690	$1,853,300

Ratio of expenses to average net assets		0.87%	0.88%	0.90%	0.88%

Ratio of net investment income to average net assets		3.58%	2.73%	2.98%	2.84%

Portfolio turnover		9%	17%	19%	10%

1.	The average shares outstanding method has been applied for per share information.
2.	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

	The Labor Select International Equity Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$24.530	$22.380	$17.630	$15.360

Income (loss) from investment operations:

Net investment income1		0.647	0.616	0.612	0.470

Net realized and unrealized gain (loss) on investments and foreign currencies		(9.221)	3.980	4.701	2.152

Total from investment operations		(8.574)	4.596	5.313	2.622

Less dividends and distributions from:

Net investment income		(0.473)	(0.549)	(0.454)	(0.153)

Net realized gain on investments		(3.073)	(1.897)	(0.109)	(0.199)

Total dividends and distributions		(3.546)	(2.446)	(0.563)	(0.352)

Net asset value, end of period		$12.410	$24.530	$22.380	$17.630

Total return2		(40.31%)	22.43%	30.91%	17.30%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$639,519	$1,093,092	$955,535	$650,549

Ratio of expenses to average net assets		0.87%	0.88%	0.89%	0.89%

Ratio of net investment income to average net assets		3.59%	2.75%	3.09%	2.78%

Portfolio turnover		10%	28%	21%	7%

1.	The average shares outstanding method has been applied for per share information.
2.	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

	The Emerging Markets Portfolio Year ended 10/31

2009	2008	2007	2006	2005

Net asset value, beginning of period	$18.780	$15.360	$17.150	$13.740

Income (loss) from investment operations:

Net investment income1	0.347	0.379	0.397	0.486

Net realized and unrealized gain (loss) on investments and foreign currencies	(7.707)	6.084	2.963	4.040

Total from investment operations	(7.360)	6.463	3.360	4.526

Less dividends and distributions from:

Net investment income	(0.402)	(0.369)	(0.540)	(0.242)

Net realized gain on investments	(3.447)	(2.727)	(4.637)	(0.948)

Total dividends and distributions	(3.849)	(3.096)	(5.177)	(1.190)

Reimbursement fees:

Purchase reimbursement fees1,2	0.002	0.038	0.003	0.012

Redemption reimbursement fees1,2	0.007	0.015	0.024	0.062

	0.009	0.053	0.027	0.074

Net asset value, end of period	$7.580	$18.780	$15.360	$17.150

Total return3	(48.23%)	49.98%	25.12%	35.36%

Ratios and supplemental data:

Net assets, end of period (000 omitted)	$469,392	$964,310	$717,464	$698,291

Ratio of expenses to average net assets	1.15%	1.28%	1.27%	1.28%

Ratio of net investment income to average net assets	2.66%	2.46%	2.70%	3.11%

Portfolio turnover	43%	47%	30%	48%

1.	The average shares outstanding method has been applied for per share information.
2.	The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee which are retained by the Portfolio.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total investment return does not reflect the purchase reimbursement fee and the redemption reimbursement fee.

The Emerging Markets Portfolio II

6/30/091 to 10/31/0

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income2

Net realized and unrealized gain (loss) on investments

Total from investment operations

Less dividends and distributions from:

Net investment income

Total dividends and distributions

Net asset value, end of period

Total return3

Ratios and supplemental data:

Net assets, end of period (000 omitted)

Ratio of expenses to average net assets

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly

Ratio of net investment income to average net assets

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly

Portfolio turnover	56%

1.	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2.	The average shares outstanding method has been applied for per share information.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a contractual waiver by the Manager. Performance would have been lower had the contractual waiver not been in effect.

	The Global Real Estate Securities Portfolio

	2009	Year ended 10/31 2008	1/10/071 to 10/31/07

Net asset value, beginning of period		$9.020	$8.500

Income (loss) from investment operations:

Net investment income2		0.155	0.118

Net realized and unrealized gain (loss) on investments		(4.409)	0.402

Total from investment operations		(4.254)	0.520

Less dividends and distributions from:

Net investment income		(0.336)	-

Total dividends and distributions		(0.336)	-

Net asset value, end of period		$4.430	$9.020

Total return3		(48.74%)	6.12%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$87,945	$336,203

Ratio of expenses to average net assets		1.09%	1.09%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.12%	1.10%

Ratio of net investment income to average net assets		2.21%	1.71%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		2.17%	1.70%

Portfolio turnover		96%	56%

1.	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2.	The average shares outstanding method has been applied for per share information.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a contractual waiver by the Manager. Performance would have been lower had the contractual waiver not been in effect.

	2009	The Core Focus Fixed Income Portfolio
		2008	2007
				Years ended 10/31

				2006	2005

Net asset value, beginning of period		$9.140	$9.100	$8.820	$8.850

Income (loss) from investment operations:

Net investment income2		0.403	0.444	0.405	0.332

Net realized and unrealized gain (loss) on investments		(0.753)	(0.030)	0.035	(0.216)

Total from investment operations		(0.350)	0.414	0.440	0.116

Less dividends and distributions from:

Net investment income		(0.640)	(0.374)	(0.160)	(0.085)

Net realized gain on investments		-	-	-	(0.061)

Total dividends and distributions		(0.640)	(0.374)	(0.160)	(0.146)

Net asset value, end of period		$8.150	$9.140	$9.100	$8.820

Total return3		(4.13%)	4.70%	5.06%	1.33%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$30,111	$41,311	$53,842	$17,923

Ratio of expenses to average net assets		0.42%	0.37%	0.43%4	0.44%4

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		0.63%	0.56%	0.66%	0.85%

Ratio of net investment income to average net assets		4.63%	4.96%	4.60%	3.75%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		4.39%	4.75%	4.37%	3.34%

Portfolio turnover		359%	505%	555%	455%

1.	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2.	The average shares outstanding method has been applied for per share information.
3.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

4.	Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.45%, respectively.

	The High-Yield Bond Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$8.060	$8.160	$7.430	$7.780

Income (loss) from investment operations:

Net investment income1		0.590	0.595	0.621	0.539

Net realized and unrealized gain (loss) on investments		(2.492)	(0.062)	0.210	(0.139)

Total from investment operations		(1.902)	0.533	0.831	0.400

Less dividends and distributions from:

Net investment income		(0.578)	(0.633)	(0.101)	(0.750)

Total dividends and distributions		(0.578)	(0.633)	(0.101)	(0.750)

Net asset value, end of period		$5.580	$8.060	$8.160	$7.430

Total return2		(25.30%)	6.89%	11.33%	5.24%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$19.814	$21,497	$6,166	$5,265

Ratio of expenses to average net assets		0.54%	0.43%	0.59%	0.62%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		0.77%	0.70%	1.03%	1.34%

Ratio of net investment income to average net assets		8.25%	7.45%	8.05%	7.03%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		8.02%	7.18%	7.61%	6.31%

Portfolio turnover		132%	177%	142%	267%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

The Core Plus Fixed Income Portfolio

	Year ended 10/31

	2009	2008	2007	2006	2005

Net asset value, beginning of period		$9.540	$9.550	$9.260	$9.260

Income (loss) from investment operations:

Net investment income1		0.467	0.495	0.450	0.360

Net realized and unrealized gain (loss) on investments and foreign currencies		(0.991)	(0.065)	0.110	(0.169)

Total from investment operations		(0.524)	0.430	0.560	0.191

Less dividends and distributions from:

Net investment income		(0.726)	(0.440)	(0.270)	(0.136)

Net realized gain on investments		-	-	-	(0.055)

Total dividends and distributions		(0.726)	(0.440)	(0.270)	(0.191)

Net asset value, end of period		$8.290	$9.540	$9.550	$9.260

Total return2		(5.91%)	4.66%	6.20%	2.09%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$111,496	$190,308	$204,874	$167,892

Ratio of expenses to average net assets		0.42%	0.38%	0.45%3	0.48%3

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		0.57%	0.54%	0.56%	0.63%

Ratio of net investment income to average net assets		5.19%	5.29%	4.89%	3.87%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		5.03%	5.12%	4.78%	3.72%

Portfolio turnover		315%	503%	421%	620%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

3.	Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 0.47% and 0.49%, respectively.

	The Global Fixed Income Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$11.820	$11.330	$11.570	$12.380

Income (loss) from investment operations:

Net investment income1		0.304	0.266	0.244	0.297

Net realized and unrealized gain (loss) on investments and foreign currencies		0.143	0.695	0.358	(0.458)

Total from investment operations		0.447	0.961	0.602	(0.161)

Less dividends and distributions from:

Net investment income		(0.537)	(0.471)	(0.751)	(0.649)

Net realized gain on investments		-	-	(0.091)	-

Total dividends and distributions		(0.537)	(0.471)	(0.842)	(0.649)

Net asset value, end of period2		$11.730	$11.820	$11.330	$11.570

Total return		3.81%	8.80%	5.55%	(1.64%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$171,162	$282,899	$275,806	$289,976

Ratio of expenses to average net assets		0.60%	0.61%	0.60%	0.60%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		0.62%	0.63%	0.63%	0.64%

Ratio of net investment income to average net assets		2.51%	2.38%	2.22%	2.43%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		2.49%	2.36%	2.19%	2.39%

Portfolio turnover		54%	44%	41%	50%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

	The International Fixed Income Portfolio Year ended 10/31
	2009
		2008	2007	2006	2005

Net asset value, beginning of period		$11.740	$10.940	$11.200	$12.290

Income (loss) from investment operations:

Net investment income1		0.265	0.245	0.204	0.245

Net realized and unrealized gain (loss) on investments and foreign currencies		0.189	0.686	0.300	(0.512)

Total from investment operations		0.454	0.931	0.504	(0.267)

Less dividends and distributions from:

Net investment income		(0.624)	(0.131)	(0.764)	(0.823)

Total dividends and distributions		(0.624)	(0.131)	(0.764)	(0.823)

Net asset value, end of period		$11.570	$11.740	$10.940	$11.200

Total return2		4.04%	8.60%	4.77%	(2.69%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$29,815	$32,169	$39,273	$62,411

Ratio of expenses to average net assets		0.60%	0.61%	0.60%	0.60%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		0.72%	0.72%	0.68%	0.67%

Ratio of net investment income to average net assets		2.22%	2.22%	1.92%	2.05%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		2.10%	2.11%	1.84%	1.98%

Portfolio turnover		26%	49%	38%	42%

1.	The average shares outstanding method has been applied for per share information.
2.
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a voluntary waiver by the Manager. Performance would have been lower had the voluntary waiver not been in effect.

APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, and CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial paper

Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2—investment grade category possessing less relative strength than the highest rating.

Additional information about the Portfolios' investments is available in their annual and semiannual shareholder reports. In the Portfolios' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more information about the Portfolios and the Trust in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Portfolios, write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, e-mail us at the e-mail address below, or go to www.delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

Contact information

E-mail

PooledTrust@delinvest.com

Shareholder inquiries

Call us at 800 231-8002

•	For Portfolio information, literature, price, yield, and performance figures.

•	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Investment Company Act File Number: 811-06322

PR-DPT [10/09] DG3 2/10
PO 13961

Value equity

Prospectus

Delaware REIT Fund

	CUSIP	Nasdaq
Class A	246248868	DPREX
Class B	246248819	DPRBX
Class C	246248793	DPRCX
Class R	246248561	DPRRX

February [28], 2010

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Fund profile                                                                                     page
Delaware REIT Fund

How we manage the Fund                                                           page
Our investment strategies
The securities in which the Fund typically invests
The risks of investing in the Fund
Disclosure of portfolio holdings information

Who manages the Fund                                                                page
Investment manager
Portfolio managers
Manager of managers structure
Who’s who?

About your account                                                                    page
Investing in the Fund
Choosing a share class
Dealer compensation
Payments to intermediaries
How to reduce your sales charge
Waivers of contingent deferred sales charges
How to buy shares
Fair valuation
Retirement plans
Document delivery
How to redeem shares
Account minimums
Special services
Frequent trading of Fund shares
Dividends, distributions, and taxes
Certain management considerations

Financial highlights                                                                           page

Additional information                                                                     page

Fund summary:  Delaware REIT Fund

What are the Fund’s investment objectives?
Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Fund’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts on this Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds.  More information about these and other discounts is available from your financial advisor, in the Fund’s prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R

Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	None	None	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None	4.00%1	1.00%1	None
Exchange fees2	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)

Class	A	B	C	R

Management fees3	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%3	1.00%	1.00%	0.60%3
Other expenses	x.xx%	x.xx%	x.xx%	x.xx%
Total annual fund operating expenses	x.xx%	x.xx%	x.xx%	x.xx%
Fee waivers and payments	(0.05%)	none	none	(0.10%)
Net expenses	x.xx%	x.xx%	x.xx%	x.xx%

1
If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.  Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
3
The Fund’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding x.xx% of the Fund's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares’ 12b-1 fees from March 1, 2010 through February 28, 2011 to no more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets.  After giving effect to the Manager's voluntary waivers and the Distributor's contractual waivers, the total net annual fund operating expenses for the Fund's Class A, Class B, Class C, and Class R shares are x.xx%, x.xx%, x.xx%, and x.xx%, respectively. The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  For Class A and Class R shares, this example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10.  For Class B and Class C shares, this example assumes that the Fund’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

Class	A	B*	(if redeemed) B*	C	(if redeemed) C	R

1 year	$xxx	$xxx	$xxx	$xxx	$xxx	$xxx
3 years	$xxx	$xxx	$xxx	$xxx	$xxx	$xxx
5 years	$xxx	$xxx	$xxx	$xxx	$xxx	$xxx
10 years	$x,xxx	$x,xxx	$x,xxx	$x,xxx	$x,xxx	$x,xxx

*	The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Fund’s main investment strategies?
The Fund primarily invests in securities of companies that are principally engaged in the real estate industry.  Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate investment trusts (REITs) (80% policy).

In managing the Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT’s management team. We generally look for those that:

▪	retain a substantial portion of the properties’ cash flow;
▪	effectively use capital to expand;
▪	have a strong ability to raise rents; and
▪	can create a franchise value for the REIT.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Other principal risks include:

Risk	Definition

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has Delaware REIT Fund performed?
The bar chart and table below can help you evaluate the risks of investing in the Fund.  The bar chart shows how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years.  The table shows the average annual returns of the Class A, B, C, and R shares for the 1-, 5-, and 10-year periods.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Class A)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

32.51%	8.46%	3.95%	33.77%	31.04%	6.52%	32.38%	-14.19%	-35.86%	xx.xx%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.53% for the quarter ended December 31, 2004 and its lowest quarterly return was -36.92% for the quarter ended December 31, 2008.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years**

Delaware REIT Fund
Class A return before taxes	xx.xx%	xx.xx%	xx.xx%
Class A return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Class A return after taxes on distributions and sale of Fund shares	xx.xx%	xx.xx%	xx.xx%
Class B return before taxes*	xx.xx%	xx.xx%	xx.xx%
Class C return before taxes*	xx.xx%	xx.xx%	xx.xx%
Class R return before taxes	xx.xx%	xx.xx%	xx.xx%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Fund’s returns are compared to the performance of the FTSE NAREIT Equity REITs Index.  The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.  It is important to note that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.  Maximum sales charges are included in the table above.

After-tax performance is presented only for Class A shares of the Fund.  The after-tax returns for other Fund classes may vary.  Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund’s lifetime and do not reflect the impact of state and local taxes.

The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

*
Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after eight years.  If shares were not redeemed, the returns for Class B would be xx.xx%, xx.xx%, and xx.xx%, for the 1-, 5-, and 10-year periods, respectively; and returns for Class C would be xx.xx%, xx.xx%, and xx.xx%, for the 1-, 5-, and 10-year periods, respectively.

**
Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Russell Midcap Growth Index return is shown for 10 years because the Fund’s Class A, Class B, and Class C shares commenced operations more than 10 years ago.  The inception date for the Class R Shares was June 2, 2003.  The Index return for the Class R lifetime is xx.xx%.  The Index reports returns on a monthly basis as of the last day of the month.  As a result, the Index return for Class R lifetime reflects the return from June 30, 2003 through December 31, 2009.

Who manages the Fund

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Babak (Bob) Zenouzi	Senior Vice President, Senior Portfolio Manager

Damon J. Andres, CFA, CFA	Vice President, Senior Portfolio Manager

Purchase and redemption of Fund shares
You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656); by overnight courier service (c/o Delaware Investments, 430 W. 7th Street, Kansas City, MO 64121-1407); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.  Please refer to the Fund’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100.  If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25.  The minimum initial purchase for Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25.  There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met.  The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.  We may reduce or waive the above minimums in certain cases.  As of May 31, 2007, no new or subsequent investments are allowed in the Fund’s Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Dividends, distributions, and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders quarterly.  The Fund will also distribute net realized capital gains, if any, at least annually.  The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund.  The following describes how the portfolio management team pursues the Fund’s investment goals.

The Fund strives to achieve maximum long-term total return.  Capital appreciation is a secondary objective.  We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund’s investment objectives.

The Fund’s investment objectives are nonfundamental.  This means that the Fund’s Board of Trustees (Board) may change the Fund’s objectives without obtaining shareholder approval.  If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

The securities in which we typically invest
Stocks offer investors the potential for capital appreciation.  Certain stocks that we invest in may pay dividends as well.  Please see the Fund’s Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Fund may invest.

Real estate investment trusts (REITs)

A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

How the Fund uses them: We may invest without limit in shares of REITs.

Real estate industry operating companies (REOCs)

We consider a REOC to be a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

How the Fund uses them: We may invest without limit in REOCs.

Foreign securities and American depositary receipts (ADRs)

Foreign securities are issued directly by non-U.S. entities.  ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation.  An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares.  ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.  Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: From time to time, we may invest in sponsored or unsponsored ADRs that are actively traded in the United States.

We may invest up to 10% of the Fund’s net assets in securities of foreign issuers.  Such foreign securities may be traded on a foreign exchange or they may be in the form of ADRs.

Options and futures

Options represent a right to buy or sell a security or group of securities at an agreed upon price at a future date.  The purchaser of an option may or may not choose to go through with the transaction.  The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Writing a call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future).  The writer of the call option receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, a fund would lose out on those gains.  A call option written by a fund is “covered” if a fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date.  Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

How the Fund uses them: If the Fund has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions.  The Fund might use options or futures to neutralize the effect of any anticipated price declines without selling the security.  The Fund may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we had excess cash that we wanted to invest quickly.
The Fund might use covered call options if the Manager believes that doing so would help the Fund to meet its investment objectives.
Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate.  Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, we use repurchase agreements as a short-term investment for the Fund’s cash position.  In order to enter into repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price.  Except when we believe a temporary defensive approach is appropriate, we will not hold more than 5% of the Fund’s total assets in cash or other short-term investments.  We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.   In the Manager’s discretion, the Fund may invest in overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”  Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.  We may invest without limitation in Rule 144A Securities that are deemed to be liquid.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a fund has valued them.  Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Other investment strategies

We may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities, and zero-coupon bonds.

Lending securities
The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for use in their securities transactions.  Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities.  These transactions may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions.  The Fund will be required to pay interest to the lending banks on the amount borrowed.  As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund’s assets in cash or cash equivalents or other high-quality, short-term instruments.  To the extent that we hold such instruments, the Fund may be unable to achieve its investment objectives.

Purchasing securities on a when-issued or delayed-delivery basis
The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date.  The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market – like the stock or bond market – will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations.  The Manager does not try to predict overall market movements.  Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage them: The Fund holds a number of different individual securities, seeking to manage security risk. However, the Fund does concentrate on the real estate industry.  As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries.  The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise and, conversely, rise when interest rates fall.

How the Fund strives to manage it: The Fund is subject to interest rate risk.  If the Fund invests in REITs that hold fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline.  However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations.  The Manager strives to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

Real estate industry risks

Real estate industry risks include among others:
▪ possible declines in the value of real estate;
▪ risks related to economic conditions;
▪ possible shortage of mortgage funds;
▪ overbuilding and extended vacancies;
▪ increased competition;
▪ changes in property taxes, operating expenses, or zoning laws;
▪ costs of environmental clean-up, or damages from natural disasters;
▪ limitations or fluctuations in rent payments;
▪ cashflow fluctuations; and
▪ defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (Code), and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

How the Fund strives to manage them: Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry.  The Manager will strive to manage these risks through careful selection of individual REIT securities; however, investors should carefully consider these risks before investing in the Fund.

Nondiversified funds risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio.  The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer.  Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it:
The Fund is a nondiversified fund and is subject to this risk.  Nevertheless, the Fund typically holds securities from a variety of different issuers, representing different sectors of the real estate industry.  The Manager also performs extensive analysis on all securities including reviewing securities that represent a larger percentage of portfolio assets.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: The Fund may invest up to 10% of its total assets in foreign securities; however, the Fund typically invests only a small portion of assets in foreign securities, so this is not expected to be a major risk to the Fund.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

Futures and options risk

Futures and options risk is the possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund experiences from using the strategy.

How the Fund strives to manage it: The Fund may use futures contracts and options on futures contracts, as well as options on securities, for hedging purposes.  We limit the amount of the Fund’s assets that may be committed to these strategies.  Our obligations related to futures and options transactions will not exceed 20% of the Fund’s total assets, and we will not enter into additional futures contracts or options on them if more than 5% of the Fund’s assets would be required as margin deposits or premiums on the options.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to increase diversification, or to earn additional income. We generally will not use derivatives for reasons inconsistent with the Fund's investment objective.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.
How the Fund strives to manage it: We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risk

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.
How the Fund strives to manage it:  We evaluate the economic and political climate in the U.S. before selecting securities for the Fund. We typically diversify the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager
The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc.  The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services.  For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers, of x.xx% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended October 31, 2009.

Portfolio managers
Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund.  When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure
The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager.  While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval.  Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

This diagram shows the various organizations involved in managing, administering, and servicing the Delaware Investments® Funds.

Board of Trustees
Investment manager Delaware Management Company 2005 Market Street Philadelphia, PA 19103-7094	The Fund	Custodian The Bank of New York Mellon One Wall Street New York, NY 10286-0001
Portfolio managers	Distributor Delaware Distributors, L.P. 2005 Market Street Philadelphia, PA 19103-7094	Service agent Delaware Service Company, Inc. 2005 Market Street Philadelphia, PA 19103-7094
Financial advisors
Shareholders

Board of trustees  A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s business affairs.  The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be comprised of a majority of trustees independent of a fund’s investment manager and distributor.

Investment manager  An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus.  A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers  Portfolio managers make investment decisions for individual portfolios.

Custodian  Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor  Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent  Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors  Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders  Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes fundamental investment policies.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.  As of September 3, 2008, Delaware Management Trust Company discontinued accepting applications from investors seeking to invest in the Delaware Investments® Family of Funds by opening new 403(b) custodial accounts.  Effective January 1, 2009, Delaware Management Trust Company will not accept contributions into existing 403(b) custodial accounts.

Choosing a share class

CLASS A
•	Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

•	If you invest $50,000 or more, your front-end sales charge will be reduced.

•	You may qualify for reduced sales charges, and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge’’ below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C, and Class R shares.  See “Dealer compensation” below for further information.

•	Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•	Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares.  The offering price for Class A shares includes the front-end sales charge.  The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth.  The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested

Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%

$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%

$500,000 but less than $1 million	2.00%	2.44%

$1 million or more	None*	None*
*There is no front-end sales charge when you purchase $1 million or more of Class A shares.  However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase, and 0.50% if you redeem them within the second year, unless a specific waiver of the Limited CDSC applies.  The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased or (2) the NAV of such Class A shares at the time of redemption.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.  In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.  See “Dealer compensation” below for a description of the dealer commission that is paid.

CLASS B

As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Fund’s Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’s pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.  In addition, because the Fund’s or its Distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus supplement if there are any changes to any attributes, sales charges, or fees.

•	Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC if you redeem your shares within six years after you buy them.

•
If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%.  The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

•
In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period.  For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class B and Class C” below.

•	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•	Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

•
Approximately eight years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B’s higher 12b-1 fee applies.

CLASS C
•
Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund.  However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.  For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges – Class B and Class C” below.

•	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•	Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

•	Unlike Class B shares, Class C shares do not automatically convert to another class.

•	You may purchase only up to $1 million of Class C shares. Orders that exceed $1 million will be rejected. The limitation on maximum purchases varies for retirement plans.

CLASS R
•	Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•	Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

•	Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

•	Unlike Class B shares, Class R shares do not automatically convert to another class.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as other nonqualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) individual retirement account (IRA) rollovers from plans that were previously maintained on the Delaware Investments® retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRAs are eligible for Class R shares (for example, no SIMPLE IRAs, SEP IRAs, SAR/SEP IRAs, Roth IRAs, etc.).  For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date.  Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Calculation of contingent deferred sales charges – Class B and Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC.  The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund.  In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Dealer compensation
The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund.  These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A1	Class B2	Class C3	Class R4

Commission (%)	-	4.00%	1.00%	-
Investment less than $50,000	5.00%	-	-	-

$50,000 but less than $100,000	4.00%	-	-	-
$100,000 but less than $250,000	3.00%	-	-	-

$250,000 but less than $500,000	2.00%	-	-	-
$500,000 but less than $1 million	1.60%	-	-	-

$1 million but less than $5 million	1.00%	-	-	-
$5 million but less than $25 million	0.50%	-	-	-

$25 million or more	0.25%	-	-	-

12b-1 Fee to Dealer	0.30%	0.25%	1.00%	0.60%

1
On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested.  Your securities dealer may be eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares.  However, the Distributor has contracted to limit this amount to 0.25% from March 1, 2010, through February 28, 2011.

2
On sales of Class B shares, the Distributor may pay your securities dealer an up-front commission of 4.00%.  Your securities dealer may also be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase.  After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3
On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%.  The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%.  During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% 12b-1 service fee advanced at the time of purchase.  Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.  Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

4
On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission.  The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets.  However, the Distributor has contracted to limit this amount to 0.50% from March 1, 2010, through February 28, 2011.

Payments to intermediaries
The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons, and customers (distribution assistance).  The level of payments made to a qualifying Financial Intermediary in any given year will vary.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its sales persons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options.  In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.  In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.  Any such payments will not change the NAV or the price of the Fund’s shares.

For more information, please see the SAI.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.  You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges.  Such information may include your Delaware Investments® Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary, and the names of qualifying family members and their holdings.  Class R shares have no up-front sales charge or CDSC.  We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Program	How it works	Share class A B C

Letter of intent
Through a letter of intent, you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.
		Available	Not available
Although the letter of intent and rights of accumulation do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares to fulfill your letter of intent or qualify for rights of accumulation.

Rights of accumulation
You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.
Available
Although the rights of accumulation do not apply to Class B shares acquired upon reinvestment of dividends or capital gains, you can combine the value of your Class B shares purchased on or before May 31, 2007, with your purchase of Class A shares to qualify for rights of accumulation.

Reinvestment of redeemed shares	Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge, as noted to the right.	For Class A, you will not have to pay an additional front-end sales charge.	Not available	Not available

SIMPLE IRA, SEP IRA, SAR/SEP, Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7), and 457 Retirement Plans
These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.
		Available	There is no reduction in sales charges for Class B or Class C shares for group purchases by retirement plans.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

•	Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor.  At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

•
Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments Fund may exchange into Class A shares of another Delaware Investments Fund at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

•	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs.  Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class, if applicable.

•
Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

•	Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

•	Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

•	Investments made by plan-level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•	Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

Waivers of contingent deferred sales charges

The Fund’s applicable CDSCs may be waived under the following circumstances:

Share Class

Category	A*	B	C

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.
	Available	Available	Available

Redemptions that result from the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.	Available	Available	Available

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Code.	Available	Not available	Not available

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.	Available	Not available	Not available

Periodic distributions from an individual retirement account (i.e., traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, SAR/SEP, or SEP IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan, or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code.
	Available	Available	Available

Returns of excess contributions due to any regulatory limit from an individual retirement account (i.e., traditional IRA, Roth IRA, SEP, SARSEP, or Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plan).
	Available	Available	Available

Distributions by other employee benefit plans to pay benefits.	Available	Not available	Not available

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code.  The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments® Funds or a systematic withdrawal permitted by the Code.
	Available	Available	Available

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed.  In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.
	Available	Available	Available

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.	Available	Not available	Available

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at net asset value” above.	Available	Not available	Not available

*
The waiver for Class A shares relates to a waiver of the Limited CDSC.  Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**	Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost.  Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information.  Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com.  Additional information on sales charges can be found in the SAI, which is available upon request.

How to buy shares

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account.  Your financial advisor may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO  64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for purchases by overnight courier service.  If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service.  Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748.  Include your account number and the name of the fund and class of shares in which you want to invest.  If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments® Funds.  Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares.  To open an account by exchange, call the shareholder service center at 800 523-1918.

Through automated shareholder services
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com.  For more information about how to sign up for these services, call our shareholder service center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100.  The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an automatic investing plan.  The minimum purchase for a Coverdell Education Savings Account (formerly, an “Education IRA”) is $500.  The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order.  If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV.  If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price.  A business day is any day that the NYSE is open for business (Business Day).  We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day.  The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class.  We generally price securities and other assets for which market quotations are readily available at their market value.  For a fund that invests primarily in foreign securities, the NAV may change on days when the shareholder will not be able to purchase or redeem Fund shares.  We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board.  We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value.  For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate.  The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices.  The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.  The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available.

The Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans.  You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan.  For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our shareholder service center at 800 523-1918.

Document delivery
If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports, unless you opt otherwise.  This will help us reduce the printing and mailing expenses associated with the Fund.  We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials.  If you wish to receive individual materials, please call our shareholder service center at 800 523-1918 or your financial advisor.  We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund).  Your financial advisor may charge a separate fee for this service.

By mail
You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO  64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service.  All owners of the account must sign the request.  For redemptions of more than $100,000, you must include a signature guarantee for each owner.  Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service.  Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone
You may redeem up to $100,000 of your shares by telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire.  If you request a wire deposit, a bank wire fee may be deducted from your proceeds.  Bank information must be on file before you request a wire redemption.

By wire
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request.  If you request a wire deposit, a bank wire fee may be deducted from your proceeds.  Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com.  For more information about how to sign up for these services, call our shareholder service center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.  We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request.  If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day.  We will deduct any applicable CDSCs.  You may also have to pay taxes on the proceeds from your sale of shares.  We will send you a check, normally the next Business Day, but no later than seven days, after we receive your request to sell your shares.  If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less.  This arrangement assures that you will not pay a CDSC on any increase in the value of your shares.  You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains.  If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange.  If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price.  The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.  If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance.  If your account does not reach the minimum balance, the Fund may redeem your account after 60 days’ written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic investing plan
The automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.

Online account access
Online account access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Electronic delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of by mail.  When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Systematic exchange option
With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds.  These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Exchanges
You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange.  When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

Direct deposit service
Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly to your bank account.  Delaware Investments® does not charge a fee for this service; however, your bank may assess one.  This service is not available for retirement plans.

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate.  If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly.  You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established.  If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing.  The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer, and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips”  – that is, purchases into a fund followed quickly by redemptions out of that fund.  A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer.  In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege.  The Fund also reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account.  Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus.  A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases.  Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated.  Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity.  If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders.  Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.  Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity.  This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time).  Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures  The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares.  This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading.  For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity.  Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing.  These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns.  Such changes may be necessary or appropriate, for example, to deal with issues specific to: certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products.  The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts.  However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund's policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions.  The Fund's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations.  In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing  Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices.  In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts.  The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes
Dividends and distributions. The Fund intends to qualify each year as a regulated investment company under the Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly.  The Fund will distribute net realized capital gains, if any, at least annually.  The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December.  The Fund may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend.”  If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares.  A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the Internal Revenue Service instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of excess inclusion income by the Fund.  Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  The Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or directly or indirectly through an investment in a real estate investment trust (REIT) that holds such interests or qualifies as a taxable mortgage pool.  This income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI.  To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans.  A “529 Plan” is a college savings program that operates under Section 529 of the Code.  From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance.  All “per share” information reflects financial results for a single Fund share.  This information has been audited by [_________________], independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

	Class A
	Year ended 10/31
Delaware REIT Fund	2009	2008	2007	2006	2005

Net asset value, beginning of period		$17.690	$24.180	$21.390	$21.140

Income (loss)from investment operations:
Net investment income1		0.225	0.149	0.351	0.441
Net realized and unrealized gain (loss) on investments		(5.793)	0.372	5.910	2.101

Total from investment operations		(5.568)	0.521	6.261	2.542

Less dividends and distributions from:
Net investment income		(0.339)	(0.380)	(0.460)	(0.435)
Net realized gain on investments		(3.583)	(6.631)	(3.011)	(1.857)

Total dividends and distributions		(3.922)	(7.011)	(3.471)	(2.292)

Net asset value, end of period		$8.200	$17.690	$24.180	$21.390

Total return2		(37.85%)	2.33%	33.45%	12.27%

Ratios and supplemental data
Net assets, end of period (000 omitted)		$73,445	$153,051	$231,367	$285,579
Ratio of expenses to average net assets		1.48%	1.36%	1.34%	1.34%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.59%	1.41%	1.39%	1.39%
Ratio of net investment income to average net assets		1.82%	0.79%	1.65%	2.07%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.71%	0.74%	1.60%	2.02%
Portfolio turnover		115%	82%	60%	37%

1	The average shares outstanding method has been applied for per share information.
2
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.  Total investment return reflects waivers by the Manager and Distributor, as applicable.  Performance would have been lower had the waivers not been in effect.

	Class B
	Year ended 10/31
Delaware REIT Fund	2009	2008	2007	2006	2005

Net asset value, beginning of period		$17.680	$24.150	$21.360	$21.120

Income (loss)from investment operations:
Net investment income1		0.138	0.006	0.191	0.281
Net realized and unrealized gain (loss) on investments		(5.793)	0.373	5.911	2.089

Total from investment operations		(5.655)	0.379	6.102	2.370

Less dividends and distributions from:
Net investment income		(0.252)	(0.218)	(0.301)	(0.273)
Net realized gain on investments		(3.583)	(6.631)	(3.011)	(1.857)

Total dividends and distributions		(3.835)	(6.849)	(3.312)	(2.130)

Net asset value, end of period		$8.190	$17.680	$24.150	$21.360

Total return2		(38.28%)	1.52%	32.50%	11.39%

Ratios and supplemental data
Net assets, end of period (000 omitted)		$17,831	$48,300	$71,206	$72,917
Ratio of expenses to average net assets		2.23%	2.11%	2.09%	2.09%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		2.29%	2.11%	2.09%	2.09%
Ratio of net investment income to average net assets		1.07%	0.04%	0.90%	1.32%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.01%	0.04%	0.90%	1.32%
Portfolio turnover		115%	82%	60%	37%

1	The average shares outstanding method has been applied for per share information.
2
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.  Total investment return reflects waivers by the Manager, as applicable.  Performance would have been lower had the waivers not been in effect.

	Class C
	Year ended 10/31
Delaware REIT Fund	2009	2008	2007	2006	2005

Net asset value, beginning of period		$17.680	$24.150	$21.370	$21.120

Income (loss) from investment operations:
Net investment income1		0.136	0.006	0.191	0.281
Net realized and unrealized gain (loss) on investments		(5.791)	0.373	5.901	2.099

Total from investment operations		(5.655)	0.379	6.092	2.380

Less dividends and distributions from:
Net investment income		(0.252)	(0.218)	(0.301)	(0.273)
Net realized gain on investments		(3.583)	(6.631)	(3.011)	(1.857)

Total dividends and distributions		(3.835)	(6.849)	(3.312)	(2.130)

Net asset value, end of period		$8.190	$17.680	$24.150	$21.370

Total return2		(38.33%)	1.58%	32.43%	11.44%

Ratios and supplemental data
Net assets, end of period (000 omitted)		$22,695	$50,819	$71,614	$70,860
Ratio of expenses to average net assets		2.23%	2.11%	2.09%	2.09%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		2.29%	2.11%	2.09%	2.09%
Ratio of net investment income to average net assets		1.07%	0.04%	0.90%	1.32%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.01%	0.04%	0.90%	1.32%
Portfolio turnover		115%	82%	60%	37%

1	The average shares outstanding method has been applied for per share information.
2
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.  Total investment return reflects waivers by the Manager, as applicable.  Performance would have been lower had the waivers not been in effect.

	Class R
	Year Ended 10/31
Delaware REIT Fund	2009	2008	2007	2006	2005

Net asset value, beginning of period		$17.690	$24.180	$21.390	$21.130

Income (loss) from investment operations:
Net investment income1		0.191	0.102	0.297	0.373
Net realized and unrealized gain (loss) on investments		(5.789)	0.363	5.913	2.097

Total from investment operations		(5.598)	0.465	6.210	2.470

Less dividends and distributions from:
Net investment income		(0.309)	(0.324)	(0.409)	(0.353)
Net realized gain on investments		(3.583)	(6.631)	(3.011)	(1.857)

Total dividends and distributions		(3.892)	(6.955)	(3.420)	(2.210)

Net asset value, end of period		$8.200	$17.690	$24.180	$21.390

Total return2		(38.00%)	2.03%	33.13%	11.90%

Ratios and supplemental data
Net assets, end of period (000 omitted)		$3,395	$5,734	$7,107	$4,168
Ratio of expenses to average net assets		1.73%	1.61%	1.59%	1.66%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.89%	1.71%	1.69%	1.69%
Ratio of net investment income to average net assets		1.57%	0.54%	1.40%	1.75%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.41%	0.44%	1.30%	1.72%
Portfolio turnover		115%	82%	60%	37%

1	The average shares outstanding method has been applied for per share information.
2
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.  Total investment return reflects waivers by the Manager and Distributor, as applicable.  Performance would have been lower had the waivers not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss.  When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss.  The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees.  These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Contact Information

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918
Call the Shareholder Service Center weekdays from 8 a.m. to 7 p.m. Eastern time:
•	For fund information, literature, price, yield, and performance figures.
•	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Delaphone service
800 362-FUND (800 362-3863)
•	For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.
•	Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports.  In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report.  You can find more information about the Fund in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference).  To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 523-1918.  The SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.  Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act file number: 811-06322

PR-095 [10/09] DG3 02/10
PO 13688
MF-09-01-333

Value equity

Prospectus

Delaware REIT Fund

	CUSIP	Nasdaq
Institutional Class	246248777	DPRSX

February [28], 2010

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Fund summary Delaware REIT Fund	page [ ] [ ]
Additional information about investment strategies and related risks
Our investment strategies
The securities in which the Fund typically invests
The risks of investing in the Fund
Disclosure of portfolio holdings information

page [ ] [ ] [ ] [ ] [ ]
Who manages the Fund Investment manager Portfolio managers Manager of managers structure Who’s who?	page [ ] [ ] [ ] [ ] [ ]

About your account
Investing in the Fund
Payments to intermediaries
How to buy shares
Fair valuation
Document delivery
How to redeem shares
Account minimum
Exchanges
Frequent trading of Fund shares
Dividends, distributions, and taxes
Certain management considerations

page [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
Financial highlights	page [ ]
Additional information	page [ ]

Fund summary:  Delaware REIT Fund

What are the Fund’s investment objectives?
Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Fund’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

Institutional Class

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Exchange fees1	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investments)

Institutional Class

Management fees2	0.75%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual fund operating expenses	x.xx%

1	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2
The Fund’s investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding x.xx% of the Fund's average daily net assets from March 1, 2010 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's voluntary waivers, the total net annual fund operating expenses for the Fund's Institutional Class shares are x.xx%. The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Expense example
The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Fund’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

Institutional Class

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Fund’s main investment strategies?
The Fund primarily invests in securities of companies that are principally engaged in the real estate industry.  Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate investment trusts (REITs) (80% policy).

In managing the Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT’s management team. We generally look for those that:

▪	retain a substantial portion of the properties’ cash flow;
▪	effectively use capital to expand;
▪	have a strong ability to raise rents; and
▪	can create a franchise value for the REIT.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest.  Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Other principal risks include:

Risk	Definition

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has Delaware REIT Fund performed?
The bar chart and table below can help you evaluate the risks of investing in the Fund.  The bar chart shows how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years.  The table shows the average annual returns of the Institutional Class shares for the 1-, 5-, and 10-year periods.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

32.83%	8.80%	4.20%	34.07%	31.41%	6.78%	32.66%	-13.95%	-35.73%	xx.xx%

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 14.67% for the quarter ended December 31, 2004 and its lowest quarterly return was  -36.91% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years

Delaware REIT Fund
Return before taxes	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Fund shares	xx.xx%	xx.xx%	xx.xx%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%	xx.xx%

The Fund’s returns are compared to the performance of the FTSE NAREIT Equity REITs Index.  The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.  It is important to note that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Babak (Bob) Zenouzi	Senior Vice President, Senior Portfolio Manager

Damon J. Andres, CFA, CFA	Vice President, Senior Portfolio Manager

Purchase and redemption of Fund shares
You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656); by overnight courier service (c/o

Delaware Investments, 430 W. 7th Street, Kansas City, MO 64121-1407); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.  Please refer to the Fund’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following:  (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund’s Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIA) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to the RIA for investment purposes (Use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Code for which the Fund’s Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Dividends, distributions, and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders quarterly.  The Fund will also distribute net realized capital gains, if any, at least annually.  The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund.  The following describes how the portfolio management team pursues the Fund’s investment goals.

The Fund strives to achieve maximum long-term total return.  Capital appreciation is a secondary objective.  We invest in securities of companies principally engaged in the real estate industry.  Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs.  The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund’s investment objectives.

The Fund’s investment objectives are nonfundamental.  This means that the Fund’s Board of Trustees (Board) may change the Fund’s objectives without obtaining shareholder approval.  If an objective were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

The securities in which the Fund typically invests
Stocks offer investors the potential for capital appreciation.  Certain stocks that we invest in may pay dividends as well.  Please see the Fund’s Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Fund may invest.

Real estate investment trusts (REITs)

A company, usually traded publicly, that manages a portfolio of real estate to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  By investing in REITs indirectly through a fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

How the Fund uses them: We may invest without limit in shares of REITs.

Real estate industry operating companies (REOCs)

We consider a REOC to be a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

How the Fund uses them: We may invest without limit in REOCs.

Foreign securities and American depositary receipts (ADRs)

Foreign securities are issued directly by non-U.S. entities.  ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation.  An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares.  ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.  Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: From time to time, we may invest in sponsored or unsponsored ADRs that are actively traded in the United States.

We may invest up to 10% of the Fund’s net assets in securities of foreign issuers.  Such foreign securities may be traded on a foreign exchange or they may be in the form of ADRs.

Options and futures

Options represent a right to buy or sell a security or group of securities at an agreed upon price at a future date.  The purchaser of an option may or may not choose to go through with the transaction.  The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Writing a call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future).  The writer of the call option receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, a fund would lose out on those gains.  A call option written by a fund is “covered” if a fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date.  Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

How the Fund uses them: If the Fund has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions.  The Fund might use options or futures to neutralize the effect of any anticipated price declines without selling the security.  The Fund may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if we had excess cash that we wanted to invest quickly.
The Fund might use covered call options if the Manager believes that doing so would help the Fund to meet its investment objectives.
Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate.  Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, we use repurchase agreements as a short-term investment for the Fund’s cash position.  In order to enter into repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price.  Except when we believe a temporary defensive approach is appropriate, we will not hold more than 5% of the Fund’s total assets in cash or other short-term investments.  We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.   In the Manager’s discretion, the Fund may invest in overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”  Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.  We may invest without limitation in Rule 144A Securities that are deemed to be liquid.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a fund has valued them.  Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Other investment strategies

We may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities, and zero-coupon bonds.

Lending securities
The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for use in their securities transactions.  Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities.  These transactions may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions.  The Fund will be required to pay interest to the lending banks on the amount borrowed.  As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

Temporary defensive positions
For temporary defensive purposes, we may hold a substantial part of the Fund’s assets in cash or cash equivalents or other high-quality, short-term instruments.  To the extent that we hold such instruments, the Fund may be unable to achieve its investment objectives.

Purchasing securities on a when-issued or delayed-delivery basis
The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date.  The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market – like the stock or bond market – will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations.  The Manager does not try to predict overall market movements.  Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage them: The Fund holds a number of different individual securities, seeking to manage security risk. However, the Fund does concentrate on the real estate industry.  As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries.  The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise and, conversely, rise when interest rates fall.

How the Fund strives to manage it: The Fund is subject to interest rate risk.  If the Fund invests in REITs that hold fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if interest rates decline.  However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations.  The Manager strives to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.

Real estate industry risks

Real estate industry risks include among others:
▪ possible declines in the value of real estate;
▪ risks related to economic conditions;
▪ possible shortage of mortgage funds;
▪ overbuilding and extended vacancies;
▪ increased competition;
▪ changes in property taxes, operating expenses, or zoning laws;
▪ costs of environmental clean-up, or damages from natural disasters;
▪ limitations or fluctuations in rent payments;
▪ cashflow fluctuations; and
▪ defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (Code), and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

How the Fund strives to manage them: Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry.  The Manager will strive to manage these risks through careful selection of individual REIT securities; however, investors should carefully consider these risks before investing in the Fund.

Nondiversified funds risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio.  The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer.  Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it:
The Fund is a nondiversified fund and is subject to this risk.  Nevertheless, the Fund typically holds securities from a variety of different issuers, representing different sectors of the real estate industry.  The Manager also performs extensive analysis on all securities including reviewing securities that represent a larger percentage of portfolio assets.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: The Fund may invest up to 10% of its total assets in foreign securities; however, the Fund typically invests only a small portion of assets in foreign securities, so this is not expected to be a major risk to the Fund.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

Futures and options risk

Futures and options risk is the possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund experiences from using the strategy.

How the Fund strives to manage it: The Fund may use futures contracts and options on futures contracts, as well as options on securities, for hedging purposes.  We limit the amount of the Fund’s assets that may be committed to these strategies.  Our obligations related to futures and options transactions will not exceed 20% of the Fund’s total assets, and we will not enter into additional futures contracts or options on them if more than 5% of the Fund’s assets would be required as margin deposits or premiums on the options.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to increase diversification, or to earn additional income. We generally will not use derivatives for reasons inconsistent with the Fund's investment objective.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.
How the Fund strives to manage it: We try to minimize this risk by considering the creditworthiness of all parties before we enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risk

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.
How the Fund strives to manage it:  We evaluate the economic and political climate in the U.S. before selecting securities for the Fund. We typically diversify the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager
The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc.  The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services.  For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers, of x.xx% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended October 31, 2009.

Portfolio managers
Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund.  When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure
The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager.  While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval.  Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?
This diagram shows the various organizations involved in managing, administering, and servicing the Delaware Investments® Funds.

Board of Trustees
Investment manager Delaware Management Company 2005 Market Street Philadelphia, PA 19103-7094	The Fund	Custodian The Bank of New York Mellon One Wall Street New York, NY 10286-0001
Portfolio managers	Distributor Delaware Distributors, L.P. 2005 Market Street Philadelphia, PA 19103-7094	Service agent Delaware Service Company, Inc. 2005 Market Street Philadelphia, PA 19103-7094
Shareholders

Board of trustees  A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s business affairs.  The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be comprised of a majority of trustees independent of a fund’s investment manager and distributor.

Investment manager  An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus.  A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers  Portfolio managers make investment decisions for individual portfolios.

Custodian  Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor  Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent  Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders  Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes fundamental investment policies.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

•	tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

•
institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

•
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•
registered investment managers investing on behalf of clients or advising clients who invest on their own behalf.  Such clients must consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to or to be overseen by the investment manager for investment purposes.  Use of the Institutional Class shares is restricted to investment managers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

•
certain plans qualified under Section 529 of the Code, for which the Manager, Distributor, or service agent, or one or more of their affiliates provides recordkeeping, administrative, investment management, marketing, distribution, or similar services;

•	programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares; or

•	private investment vehicles, including, but not limited to, foundations and endowments.

Payments to intermediaries
The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance).  The level of payments made to a qualifying Financial Intermediary in any given year will vary.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options.  In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.  In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.  Any such payments will not change the net asset value (NAV) or the price of the Fund’s shares.

For more information, please see the SAI.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO  64121-9656 or 430 W. 7th Street, Kansas City, MO 64105 for purchases by overnight courier service.  If you are making an initial purchase by mail, you must include a completed investment application with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service.  Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748.  Include your account number and the name of the fund and class of shares in which you want to invest.  If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments® Funds.  Please keep in mind, however, that you may not exchange your shares for Class B, Class C, or Class R shares.  To open an account by exchange, call your client services representative at 800 362-7500.

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account.  Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order.  If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV.  If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price.  A business day is any day that the NYSE is open for business (Business Day).  We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day.  The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class.  We generally price securities and other assets for which market quotations are readily available at their market value.  We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board.  We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value.  For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate.  The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices.  The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.  The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, and which is subject to the Board’s oversight.

Document delivery
If you have an account in the same Delaware Investments Fund as another person or entity at your address, we send one copy of the Fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise.  This will help us reduce the printing and mailing expenses associated with the Fund.  We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials.  If you wish to receive individual materials, please call your client services representative at 800 362-7500.  We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail
You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO  64121-9656 or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service.  All owners of the account must sign the request.  For redemptions of more than $100,000, you must include a signature guarantee for each owner.  Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service.  Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone
You may redeem up to $100,000 of your shares by telephone.  You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire.  If you request a wire deposit, a bank wire fee may be deducted from your proceeds.  Bank information must be on file before you request a wire redemption.

By wire
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request.  If you request a wire deposit, a bank wire fee may be deducted from your proceeds.  Bank information must be on file before you request a wire redemption.

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund).  Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.  We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request.  If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day.  You may also have to pay taxes on the proceeds from your sale of shares.  We will send you a check, normally the next Business Day, but no later than seven days, after we receive your request to sell your shares.  If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days’ written notice to you.

Exchanges
You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund.  If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares.  You do not pay sales charges on shares that you acquired through the reinvestment of dividends.  You may have to pay taxes on your exchange.  When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.  You may not exchange your shares for Class A Shares of another Delaware Investments Fund, other than Delaware Cash Reserve Fund.  You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments Fund.  We may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Fund’s Board of Trustees has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing.  The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or the Optimum Fund Trust to be a market timer, and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund.  A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer.  In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege.  The Fund also reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.  The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account.  Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus.  A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases.  Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.  While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated.  Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity.  If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders.  Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.  Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity.  This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (normally 4:00 p.m. Eastern time).  Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures  The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares.  This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading.  For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity.  Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing.  These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns.  Such changes may be necessary or appropriate, for example, to deal with issues specific to: certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products.  The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts.  However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund's policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions.  The Fund's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations.  In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing  Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices.  In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts.  The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes
Dividends and distributions.  The Fund intends to qualify each year as a regulated investment company under the Code.   As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly.  The Fund will distribute net realized capital gains, if any, at least annually.  The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  We automatically reinvest all dividends and any capital gains.

Annual statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December.  The Fund may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend.”  If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares.  A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of excess inclusion income by the Fund.  Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  The Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or directly or indirectly through an investment in a real estate investment trust (REIT) that holds such interests or qualifies as a taxable mortgage pool.  This income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI.  To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans.  A “529 Plan” is a college savings program that operates under Section 529 of the Code.  From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance.  All “per share” information reflects financial results for a single Fund share.  This information has been audited by [_________________], independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 362-7500.

Delaware REIT Fund	Institutional Class

		Year ended 10/31

	2009	2008	2007	2006	2005

Net asset value, beginning of period		$17.710	$24.210	$21.410	$21.150

I Income (loss) from investment operations:

Net investment income1		0.247	0.196	0.404	0.494

Net realized and unrealized gain (loss) on investments		(5.784)	0.366	5.923	2.101

Total from investment operations		(5.537)	0.562	6.327	2.595

Less dividends and distributions from:

Net investment income		(0.370)	(0.431)	(0.516)	(0.478)

Net realized gain on investments		(3.583)	(6.631)	(3.011)	(1.857)

Total dividends and distributions		(3.953)	(7.062)	(3.527)	(2.335)

Net asset value, end of period		$8.220	$17.710	$24.210	$21.410

Total return2		(37.66%)	2.56%	33.81%	12.54%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$87,430	$106,145	$32,166	$58,428

Ratio of expenses to average net assets		1.23%	1.11%	1.09%	1.09%

Ratio of expenses to average net assets prior to fees waived and expense paid indirectly		1.29%	1.11%	1.09%	1.09%

Ratio of net investment income to average net assets		2.07%	1.04%	1.90%	2.32%

Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly		2.01%	1.04%	1.90%	2.32%

Portfolio turnover		115%	82%	60%	37%

1	The average shares outstanding method has been applied for per share information.
2
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total investment return reflects a waiver by the Manager, as applicable.  Performance would have been lower had the waivers not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss.  The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund.  In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees.  These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Contact Information

Web site
www.delawareinvestments.com

 E-mail

service@delinvest.com

Client services representative
800 362-7500

Delaphone service
800 362-FUND (800 362-3863)
For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.

Additional information about the Fund’s investments is available in its annual and semiannual reports.  In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report.  You can find more information about the Fund in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference).  To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500.  The SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com).  You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov).  You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act file number: 811-06322

PR-186 [10/09] DG3 02/10

PO 13687
MF-09-01-334

INTERNATIONAL

Prospectus

Delaware Pooled Trust

The Global Real Estate Securities Portfolio

	CUSIP	Nasdaq
Class P	246248496	DGRPX

February [28], 2010

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

IMG # 987859 v.1

Fund profile                                                                page
The Global Real Estate Securities Portfolio

How we manage the Portfolio                                                                page
Our investment strategies
The securities in which the Portfolio typically invests
The risks of investing in the Portfolio
Disclosure of portfolio holdings information

Who manages the Portfolio                                                                page
Investment manager
Portfolio managers
Manager of managers structure
Who’s who?

About your account                                                                page
How to purchase shares
Purchase price
How to redeem shares
Dealer compensation
Payments to intermediaries
Valuation of shares
Exchanges
Frequent trading of Portfolio shares
Dividends, distributions, and taxes

Financial highlights                                                                page

Additional information                                                                page

Portfolio summary:  The Global Real Estate Securities Portfolio

What are the Portfolio’s investment objectives?
The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation.

What are the Portfolio’s fees and expenses?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)
Class	P

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees	None
Redemption reimbursement fees	None

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	P

Management fees	0.94%
Distribution and service (12b-1) fees	none
Other expenses	x.xx%
Total annual portfolio operating expenses	x.xx%

Expense example
The example below is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The example shows the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.  This example assumes that the Portfolio’s total operating expenses remain unchanged in each of the periods shown.  Actual expenses may be higher or lower than those shown in this example.

1 year	$xxx
3 years	$xxx
5 years	$xxx
10 years	$x,xxx

Portfolio turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was xxx% of the average value of its portfolio.

What are the Portfolio’s main investment strategies?
Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors (80% Policy). The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the investment manager, in which case the Portfolio would invest at least 30% of its net assets in securities of non-U.S. issuers.  This policy is in addition to the 80% Policy.

In managing the Portfolio, we strive to invest in companies that represent a variety of different sectors in the real estate industry. As we consider individual securities for the Portfolio, we carefully evaluate each company’s management team, and we generally look for those companies that:

▪	are attractive on a relative valuation basis (both at the real estate and security level);
▪	have the ability to raise rents;
▪	demonstrate prudent use of capital for external growth; and
▪	can create franchise value over the long-term.

The types of securities the Portfolio may invest in include, but are not limited to: common stocks; preferred stocks; securities convertible into common stocks; securities having common stock characteristics, such as rights and warrants to purchase common stocks; and ADRs, GDRs, and EDRs. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures. It is expected that the Portfolio will invest a significant amount of its portfolio in REITs and REIT-like entities, but the Portfolio is not limited to investing in these entities as described herein.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition

Bank loans and other direct indebtedness risk
The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Interest rate risk
The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Non-diversification risk
A non-diversified portfolio has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of portfolio shares may increase or decrease more rapidly than if it were fully diversified.

Prepayment risk
The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk
This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

How has The Global Real Estate Securities Portfolio performed?
The bar chart and table below can help you evaluate the risks of investing in the Portfolio.  The bar chart shows how annual returns for the Portfolio’s shares have varied over the past two calendar years.  The table shows the Portfolio’s average annual returns for the 1-year and lifetime periods.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Year-by-year total return (Class P)

2008	2009

-46.46%	xx.xx%

During the periods illustrated in this bar chart, The Global Real Estate Securities Portfolio's highest quarterly return was -7.61% for the quarter ended March 31, 2008 and its lowest quarterly return was -31.03% for the quarter ended December 31, 2008.

Average annual returns for periods ended December 31, 2009

	1 year	Lifetime*

Return before taxes	xx.xx%	xx.xx%
Return after taxes on distributions	xx.xx%	xx.xx%
Return after taxes on distributions and sale of Portfolio shares	xx.xx%	xx.xx%
FTSE EPRA/NAREIT Global Real Estate Index (reflects no deduction for fees, expenses, or taxes)	xx.xx%	xx.xx%

*
Lifetime returns are shown because the Portfolio has existed for less than 10 years.  The Portfolio’s inception date was January 10, 2007.  The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return reflects the return from January 31, 2007 through December 31, 2009.

The Portfolio’s returns above are compared to the performance of the FTSE EPRA/NAREIT Global Real Estate Index.  The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) world-wide.  It is important to note that, unlike the Portfolio, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown.  After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).  The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.  The after-tax rate used is based on the current tax characterization of the elements of the Portfolio’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

Who manages the Portfolio?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust.

Delaware Management Company portfolio managers	Title	Start date on the Portfolio

Damon J. Andres, CFA, CFA	Vice President, Senior Portfolio Manager

Babak (Bob) Zenouzi	Senior Vice President, Senior Portfolio Manager

Purchase and redemption of Portfolio shares
You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day).  Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire.  Shares may be purchased or redeemed in-kind.  Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

The minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, beneficial shareholders whose shares are scheduled to be held in the future through an omnibus account, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. However, such smaller accounts may cause the Portfolios to incur additional transfer agency and other costs. In order to offset such costs, (1) the Manager may voluntarily agree to waive its management fee and reduce other expenses with respect to a particular Portfolio; or (2) Delaware Pooled® Trust may assess an annual fee (currently set at $70) on shareholder accounts that fall below the $1 million minimum, for reasons other than market reductions in net asset value. The annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have.

Dividends, distributions, and taxes
The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The Portfolio’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to financial intermediaries
If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

 How we manage the Portfolio

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Portfolio.  The following are descriptions of how the portfolio management team pursues the Portfolio’s investment goals.

The Global Real Estate Securities Portfolio strives to achieve maximum long-term total return through a combination of current income and capital appreciation.  Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate-related sectors.

The Portfolio will allocate its assets among companies in various regions and countries throughout the world, including the United States and developed, developing, and emerging market non-U.S. countries.  Therefore, the Portfolio may at times have a significant investment in real estate companies organized or located outside the U.S. Conversely, under certain market conditions, the Portfolio may shift more of its investments to U.S. companies.  The Portfolio may invest in securities issued in any currency and may hold foreign currency.

Our investment strategy is based on both a top-down and a bottom-up assessment of countries and specific markets.  From a top-down perspective, we consider each region's economy, including current economic conditions, interest rates, job growth, and capital flows.  Our bottom-up analysis is based on a relative valuation methodology that is focused on both real estate valuations and security-level research with disciplined portfolio management.  Real estate factors that are important to our analysis would be supply/demand, vacancy rates, and rental growth in a particular market.  This market-by-market research is coupled with an overview of a company's financials, cash flow, dividend growth rates, and management strategy.  In addition, we consider selling a security based generally on the following disciplines: a security reaching our targeted price ranges; relative pricing of a security versus other investment opportunities; or a negative change in how we view a security’s fundamentals.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objectives.

The Global Real Estate Securities Portfolio's investment objectives are nonfundamental.  This means that the Portfolio’s Board of Trustees (Board) may change the objectives without obtaining shareholder approval.  If an objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The securities in which the Portfolio typically invests
Stocks offer investors the potential for capital appreciation.  Certain stocks that we invest in may pay dividends as well.  Please see the Portfolio’s Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Portfolio may invest.

Common or ordinary stocks

Securities that represent shares of ownership in a corporation.  Stockholders participate in the corporation's profits proportionate to the number of shares they own.

How the Portfolio uses them:
Under normal circumstances, we will generally invest the Portfolio's assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Real estate investment trusts (REITs)

A company, usually traded publicly, that manages a portfolio of real estate or real estate mortgages to earn profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs typically invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs typically invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  By investing in REITs indirectly through the Portfolio, a shareholder bears a proportionate share of the expenses of the Portfolio and indirectly shares similar expenses of the REITs.  Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

How the Portfolio uses them:  The Portfolio may invest without limitation in shares of U.S. and non-U.S. REITs.

American depositary receipts (ADRs), European depositary receipts (EDRs), and Global depositary receipts (GDRs)

ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank).  Depositary receipts represent an ownership interest in an underlying security that is held by the depositary.  Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer.  Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Portfolio uses them: We may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities.  Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security.

Options and futures

Options represent a right to buy or sell a security or group of securities at an agreed upon price at a future date.  The purchaser of an option may or may not choose to go through with the transaction.  The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Writing a call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future).  The owner of the security receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, the Portfolio would lose out on those gains.  A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date.  Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

How the Portfolio uses them: If the Portfolio has stocks that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions.  The Portfolio might use options or futures to neutralize the effect of any price declines, without selling the security.   The Portfolio might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment.  The Portfolio might use this approach it had excess cash that it wanted to invest quickly.

The Portfolio might use covered call options if the Manager believes that doing so would help the Portfolio to meet its investment objectives.

Use of these strategies can increase the operating costs of the Portfolio and can lead to loss of principal.  Despite the ability to utilize options and futures as described above, the Portfolio does not currently intend to use such transactions often and may determine not to use options and futures at all.

The Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate.  Repurchase agreements are often viewed as equivalent to cash.

How the Portfolio uses them: The Portfolio may use repurchase agreements as a short-term investment for its cash position.  In order to enter into repurchase agreements, the Portfolio must have collateral of at least 102% of the repurchase price.  Except when the Manager believes a temporary defensive approach is appropriate, the Portfolio will not hold more than 5% of its total assets in cash or other short-term investments.  The Portfolio will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.  In the Manager’s discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Investment company securities

In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

How the Portfolio uses them:  The Portfolio may hold investment company securities if the Manager believes that the country offers good investment opportunities.  Such investment companies may be open-end or closed-end investment companies.  These investments involve an indirect payment by the Portfolio's shareholders of a portion of the expenses of the other investment companies, including their advisory fees.

Foreign currency transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract.  The future date may be any number of days from the date of the contract as agreed by the parties involved.

How the Portfolio uses them:  Although the Portfolio values its assets daily in U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Portfolio is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions.  The Portfolio may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

The Portfolio may use forward contracts for defensive hedging purposes to attempt to protect the value of its current security or currency holdings.  The Portfolio may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars.  Investors should be aware of the costs of currency conversion.  The Portfolio will not use forward contracts for speculative purposes.  Despite the ability to utilize foreign currency transactions as described above, the Portfolio does not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Portfolio uses them:  The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A Securities."  Restricted securities that are determined to be illiquid may not exceed the Portfolio's 15% limit on illiquid securities.  The Portfolio may invest without limitation in Rule 144A Securities that are deemed to be liquid.

Illiquid securities

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price at which a fund has valued them.  Illiquid securities include repurchase agreements maturing in more than seven days.

How the Portfolio uses them:  We may invest up to 15% of the Portfolio's net assets in illiquid securities.

Other Investment Strategies

The Portfolio may also invest in rights and warrants to purchase common stocks, convertible securities, including enhanced convertible securities, as well as preferred stocks, mortgage-backed securities, U.S. government securities, and zero coupon bonds.

Lending securities
The Portfolio may lend up to 25% of its assets to qualified brokers, dealers, and institutional investors for use in their securities transactions.  Borrowers of the Portfolio's securities must provide collateral to the Portfolio and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities.  These transactions may generate additional income for the Portfolio.

Borrowing from banks
The Portfolio may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions.  The Portfolio will be required to pay interest to the lending banks on the amount borrowed.  As a result, borrowing money could result in the Portfolio being unable to meet its investment objective.

Temporary defensive positions
For temporary defensive purposes, the Portfolio may hold a substantial part of its assets in cash or cash equivalents or other high-quality, short-term instruments.  To the extent that the Portfolio holds such instruments, it may be unable to achieve its investment objective.

Purchasing securities on a when-issued or delayed-delivery basis
The Portfolio may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date.  The Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

The risks of investing in the Portfolio
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.  Before you invest in the Portfolio, you should carefully evaluate the risks.  Because of the nature of the Portfolio, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years.  The table below describes the principal risks you assume when investing in the Portfolio.  Please see the SAI for further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- will decline in value because of economic conditions, future expectations, or investor confidence.

How the Portfolio strives to manage it: The Portfolio maintains a long-term investment approach and focuses on securities that the Manager believes can appreciate over an extended time frame regardless of interim market fluctuations.  The Manager does not try to predict overall market movements.  Although the Portfolio may hold securities for any amount of time, it generally does not trade for short-term purposes.

The Portfolio may hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Portfolio strives to manage them: We intend to hold a number of different individual securities, seeking to manage security risk.  However, we do concentrate on the real estate industry.  As a consequence, the share price of the Portfolio may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a portfolio that invests in a broader range of industries.  The Portfolio may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise.

How the Portfolio strives to manage it: The Portfolio is subject to interest rate risk.  If the Portfolio invests in REITs or other companies that hold fixed rate obligations, the Manager would expect the value of those investments to decrease if interest rates rise and increase if interest rates decline.  However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs or other companies that hold fixed rate obligations.  The Manager strives to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the Portfolio or those the Portfolio is considering for purchase.

Real estate industry risks

Real estate industry risks include among others:
■        possible declines in the value of real estate;
■        risks related to economic conditions;
■        possible shortage of mortgage funds;
■        overbuilding and extended vacancies;
■        increased competition;
■        changes in property taxes, operating expenses or zoning laws;
■        costs of environmental clean-up, or damages from natural disasters;
■        limitations or fluctuations in rent payments;
■        cashflow fluctuations; and
■        defaults by borrowers.

REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

How the Portfolio strives to manage them: Since the Portfolio invests principally in companies in the real estate and real estate-related sectors, it is subject to the risks associated with the real estate industry.  The Manager will strive to manage these risks through careful selection of individual securities; however, investors should carefully consider these risks before investing in the Portfolio.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, inadequate regulatory and accounting standards, or other risks as described in more detail below.

How the Portfolio strives to manage it: The Manager plan on investing the Portfolio's assets in foreign securities, and the Manager strives to manage the risks involved with investing in foreign securities as detailed below and in the SAI.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.  In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality.  Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

How the Portfolio strives to manage it: The Portfolio may invest in emerging market securities.  Striving to manage this risk, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or issuer.

Political risk

Political risk is the risk that countries or an entire region may experience political instability.  This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Portfolio strives to manage it: The Manager evaluates the political situations in the countries where the Portfolio invests and takes into account any potential risks before it selects securities for the Portfolio.  However, there is no way to eliminate political risk when investing internationally.  In emerging markets political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk

Currency risk is the risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates.  Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Portfolio strives to manage it: The Portfolio may try to hedge its currency risk by purchasing foreign currency exchange contracts.  If the Portfolio agrees to purchase or sell foreign securities at a pre-set price on a future date, it may attempt to protect the value of a security it owns from future changes in currency rates.  If the Portfolio has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency.  The Portfolio may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns.  However, there is no assurance that such strategies will be successful or that the Portfolio will necessarily utilize such strategies.  Hedging is typically less practical in emerging markets.

Information risk

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies.  There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Portfolio strives to manage it: The Manager conducts fundamental research on the companies the Portfolio invests in rather than relying solely on information available through financial reporting.  As part of its worldwide research process, the Manager emphasizes meetings or direct contact with company officials.  The portfolio managers believe this will help them to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolio strives to manage it: The Portfolio will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Small company risk

Small company risk is the risk that prices of smaller companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

How the Portfolio strives to manage it: The Portfolio may invest in small companies and would be subject to this risk.  Although the Portfolio typically holds a number of different stocks in order to reduce the impact that one small company stock would have on the Portfolio, because this is a nondiversified portfolio, it is possible that a smaller company holding could be a significant holding and subject the Portfolio to greater risk.  The Portfolio attempts to reduce this risk by diversifying its investments.

Transaction costs risk

Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in U.S. securities transactions.

How the Portfolio strives to manage it: The Portfolio is subject to this risk.  The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Portfolio.

Nondiversified funds risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio.  The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer.  Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Portfolio strives to manage it: The Portfolio is a nondiversified fund and is subject to this risk.  Nevertheless, the Portfolio typically holds securities from a variety of different issuers, representing different sectors of the real estate industry.  The Manager also performs extensive analysis on all securities including reviewing securities that represent a larger percentage of Portfolio assets.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

How the Portfolio strives to manage it: The Portfolio limits exposure to illiquid securities to no more than 15% of its net assets.

Futures and options risk

Futures and options risk is the possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the Manager anticipated.  Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that the Portfolio experiences from using the strategy.

How the Portfolio strives to manage it: The Portfolio may use futures contracts and options on futures contracts, as well as options on securities for hedging purposes.  The Portfolio limits the amount of its assets that may be committed to these strategies.  The Portfolio’s obligations related to futures and options transactions will not exceed 20% of its total assets and the Portfolio will not enter into additional futures contracts or options on them if more than 5% of its assets would be required as margin deposits or premiums on the options.  There is no assurance that such strategies will be successful or that the Portfolio will necessarily utilize such strategies.

Disclosure of portfolio holdings information
A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

 Who manages the Portfolio

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc.  The Manager makes investment decisions for the Portfolio, manages the Portfolio's business affairs, and provides daily administrative services.  For its services to the Portfolio, the Manager was paid an aggregate fee, net of fee waivers, of x.xx% of the Portfolio’s average daily net assets during the last fiscal year.

A discussion of the basis for the Board approval of the Portfolio’s investment advisory contract is available in the Portfolio’s annual report to shareholders for the period ended October 31, 2009.

Portfolio managers
Babak Zenouzi has primary responsibility for making day-to-day investment decisions for The Global Real Estate Securities Portfolio.  When making investment decisions for the Portfolio, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Portfolio shares.

Manager of managers structure
The Portfolio and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Portfolio’s Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Portfolio without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolio’s Board, for overseeing the Portfolio’s sub-advisors and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any sub-advisor that is affiliated with the Portfolio or the Manager.  While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Portfolio, the Manager may, in the future, recommend to the Portfolio’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Portfolio’s portfolio.

The Manager of Managers Structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolio without shareholder approval.  Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?
Board of Trustees
Investment manager Delaware Management Company 2005 Market Street Philadelphia, PA 19103-7094	The Portfolio	Custodian The Bank of New York Mellon One Wall Street New York, NY 10286-0001
Portfolio managers	Distributor Delaware Distributors, L.P. 2005 Market Street Philadelphia, PA 19103-7094	Service agent Delaware Service Company, Inc. 2005 Market Street Philadelphia, PA 19103-7094
Financial advisors Shareholders

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers. The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be composed of a majority of trustees independent of a fund's investment manager and distributor.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

The shareholder services described in this section are generally provided to the sponsor or trustee of the defined contribution plan that has invested in Class P Shares on behalf of the participants in the plan.  Participants in a defined contribution plan that has invested in Class P Shares should contact their employer (or the party designated by their employer) for information about their investment in Class P Shares or their investment options.

Reports and Other Services. The Portfolio will provide shareholders with the following information:

•	Audited annual financial reports.

•	Unaudited semi-annual financial reports.

•	Detailed monthly appraisals of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

A dedicated telephone number, 800 266-3816, is available for inquiries from plan sponsors during normal business hours. You may also obtain the net asset values (NAVs) for the Portfolio by calling this number.  Written correspondence should be addressed to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094, Attention: IO Sales and Client Services.

Participants in a defined contribution plan that has invested in Class P Shares should contact their plan's recordkeeper for information about their account.

How to purchase shares  Class P Shares of the Portfolio are offered directly to defined contribution plans making an initial investment of $5 million or more or to plans not meeting the minimum initial investment criteria but in which total assets in the plan equal or exceed $100 million.  Plan sponsors will be asked to certify as to the plan's eligibility to invest in the P Class when opening an account.

Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer.  Employees considering purchasing Class P Shares of the Portfolio as part of their retirement program should contact their employer for details.

Purchase price  Shares may be purchased by eligible investors at the NAV per share, which is normally calculated as of the close of the New York Stock Exchange's (NYSE) regular trading hours (ordinarily 4:00 p.m. Eastern time) every day the exchange is open.  Your order will be priced at the next NAV calculated after your order is accepted by the Portfolio.

In addition, Portfolio service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Portfolio’s behalf.  For purposes of pricing, a purchase order will be deemed to be accepted by the Portfolio when such authorized agent accepts the order on behalf of the Portfolio pursuant to the terms of its agreement.  Among other things, there are certain terms in the agreement which give the Portfolio assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.  We reserve the right to reject any purchase order.

How to purchase shares by federal funds wire  Purchases of Class P Shares of the Portfolio may be made by having your bank wire Federal Funds to The Bank of New York Mellon as described below.  In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

       ·  First, complete the Account Registration Form and send it via facsimile to 215 255-1234 or mail it to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094, Attn: IO Sales and Client Services.

•
Second, telephone the Portfolio at 800 266-3816 (or contact the Portfolio via email, facsimile, or other means acceptable to the Portfolio) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. We will provide you with the Portfolio account number.

•
Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #021000018, bank account #8900403748.  The wire should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name and class of shares of the Portfolio, the account number assigned to you, and your account name).  Federal Funds purchase orders will be accepted only on a day on which the Portfolio, the NYSE, The Bank of New York Mellon, and the Portfolio's Custodian are open for business.

How to purchase shares by mail  Purchases of Class P Shares of the Portfolio may also be made by mailing a check payable to The Global Real Estate Securities Portfolio Class P to the above address.  Please be sure to complete the Account Registration Form and deliver it along with your check.

Additional investments  You may add to your account at any time and in any amount.  Procedures are the same as those to be followed for a new account.

In-kind purchases  The Portfolio, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase.  In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities.  The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor’s purchase order.  Investors wishing to make an investment by a contribution of securities in-kind should contact the Portfolio at 800 266-3816 to determine whether the Manager will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction.  The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the valuation procedures used to calculate the Portfolio's NAV.

How to redeem shares

Redemption requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer.  Employees should therefore contact their employer for details.

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.  Class P Shares of the Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

How to redeem shares by mail or fax message

The Portfolio will redeem its Class P Shares at the NAV next determined after the request is received in "good order." "Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must include the following documentation:

•
A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.  Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Portfolio as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form.  Signature guarantees will be required when a letter of instruction directs that redemption proceeds be sent to a commercial bank or account designation other than the one identified on the Account Registration Form or in a separate written request.

•
If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Portfolio at the address listed below.  Under certain circumstances, the Portfolio may require that a signature guarantee accompany your request.  Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Portfolio will telephonically confirm the change with both the current and the new designee banks.  Further clarification of these procedures can be obtained by calling the Portfolio.

Send your requests to:
Delaware Investments
2005 Market Street
Philadelphia, PA 19103-7094
Attn: IO Sales and Client Services

Fax #  215 255-1234

Please call the Portfolio at 800 266-3816 to inform client services of your intent to send a facsimile message.

How to redeem shares by telephone

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

•	If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar

•
amount to be redeemed) by calling the Portfolio at 800 266-3816 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

•
Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below.  Please contact the Portfolio for further details.

•
In times of drastic market conditions, the telephone redemption option may be difficult to implement.  If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

•	The Portfolio's telephone redemption privileges and procedures may be modified or terminated by the Portfolio only upon written notice to the Portfolio's shareholders.

•
To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Portfolio at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition, Portfolio service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Portfolio’s behalf.  For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Portfolio pursuant to the terms of its agreement.  Among other things, there are certain terms in the agreement which give the Portfolio assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Redemptions in-kind The Portfolio, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption.  In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in-kind representing the value of their redeemed shares.  The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order.  The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV.  See "Valuation of shares."

Important redemption information  Because the Portfolio’s shares are sold to institutions with a relatively high investment minimum, Portfolio shareholders likely will hold a significant number of Portfolio shares.  For this reason, the Portfolio requests that shareholders proposing to make a large redemption order give the Portfolio at least 10 days’ advance notice of any such order.  This request can easily be satisfied by calling the Portfolio at 800 266-3816, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Portfolio, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order.  In no event, however, will payment be made more than seven days after receipt of a redemption request in good order.  A business day is any day that the NYSE is open for business (Business Day).  The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.  As described above, the Portfolio may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC.

Due to the relatively high cost of maintaining shareholder accounts, the Portfolio reserves the right to redeem shares in the Portfolio if the value of your holdings in that Portfolio is below $500,000.  The Portfolio, however, will not redeem shares based solely upon market reductions in NAV.  If the Portfolio intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Dealer compensation
The financial advisor that sells you shares of the Portfolio may be eligible to receive a maximum 12b-1 fee of 0.25% of average daily net assets as compensation for your investment in the Portfolio.  This amount is paid by the distributor (Distributor) to the securities dealer with whom your financial advisor is associated.

Payments to intermediaries
The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing the Portfolio with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance).  The level of payments made to a qualifying Financial Intermediary in any given year will vary.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its sales persons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options.  In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.  In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.  Any such payments will not change the NAV or the price of the Portfolio’s shares.

For more information, please see the SAI.

Valuation of shares

The price of the Portfolio’s shares is based on the Portfolio’s NAV per share.  We determine the Portfolio's NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE is open.  We calculate this value by adding the market value of all the securities and assets in the Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding.  We generally price securities and other assets for which market quotations are readily available at their market value. For a portfolio that invests primarily in foreign securities, the NAV may change on days when the shareholder will not be able to purchase or redeem portfolio shares.  We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board.  We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value.  For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Other purchase and redemption considerations

Fair valuation  When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate.  The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S.

sector or broader stock market indices.  The price of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities.   Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.  The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  To account for this, the Portfolio may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Portfolio’s Board has delegated responsibility for valuing the Portfolio’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

Investments by large, institutional investors  From time to time, certain large institutional investors may invest in the Portfolio.  The Portfolio may experience relatively large investments or redemptions as a result of institutional investors either purchasing or redeeming the Portfolio’s shares.  These transactions may affect the Portfolio, since a portfolio that experiences redemptions may be required to sell portfolio securities, and a portfolio that receives additional cash will need to invest it.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.  The Manager, representing the interests of the Portfolio, is committed to minimizing the impact of such transactions on the Portfolio.

Exchanges The Portfolio’s shares may be exchanged for Class A shares of the other Delaware Investments® Funds based on the respective NAVs of the shares involved.  In addition, Class A shares of other Delaware Investments Funds may be exchanged for Class P Shares of the Portfolio, subject to satisfying the Class P Shares' eligibility requirements.  An exchange would be considered a taxable event in instances where a shareholder is subject to tax.  Defined contribution plans are generally not subject to tax and participants in a defined contribution plan are generally not subject to tax until they make a withdrawal from their plan account.  The Portfolio reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.

Frequent trading of Portfolio shares
The Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Portfolio’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolio and its shareholders, such as market timing.  The Portfolio will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund.  A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares.  If you make a second such short-term roundtrip in a fund within the same calendar quarter or within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer.  In determining whether market timing has occurred, the Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege.  The Portfolio also reserves the right to consider other trading patterns to be market timing.

Your ability to use the Portfolio’s exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.  The Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account.  Transactions placed in violation of the Portfolio’s market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolio’s current Prospectus.  A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences.  To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

The Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolio’s monitoring procedures and the procedures to close accounts to new purchases.  Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Portfolio’s shareholders.  While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated.  Moreover, the Portfolio’s market timing policy does not require the Portfolio to take action in response to frequent trading activity.  If the Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio’s shares dilute the value of shares held by long-term shareholders.  Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity.  Excessive purchases and sales or exchanges of the Portfolio’s shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity.  This could adversely affect the Portfolio’s performance, if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time).  Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
The Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares.  This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolio’s market timing policy or other patterns of short-term or excessive trading.  For purposes of these transaction monitoring procedures, the Portfolio may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity.  Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing.  These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns.  Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products.   The Portfolio will attempt to have financial intermediaries apply the Portfolio's monitoring procedures to these omnibus accounts and to the individual participants in such accounts.  However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolio's frequent trading policy with respect to an omnibus account, the Portfolio or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Portfolio's policy, to shareholders investing in the Portfolio through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Portfolio.  Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Portfolio shares, and similar restrictions.  The Portfolio's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations.  In an effort to discourage market timers in such accounts, the Portfolio may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Portfolio shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolio and its agents to detect market timing in Portfolio shares, there is no guarantee that the Portfolio will be able to identify these shareholders or curtail their trading practices.  In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts.  The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes
Dividends and distributions  The Portfolio intends to qualify each year as a regulated investment company under the Code.  As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.  The Portfolio will also distribute net realized capital gains, if any, at least annually.  The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution.  We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Portfolio may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.  Use the information on your corrected Form 1099-DIV, not the information on your statement, for tax returns.

Avoid “buying a dividend”  If you are a taxable investor and invest in the Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations  In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of the Portfolio beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of portfolio shares  A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding  By law, if you do not provide the Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Portfolio also must withhold if the Internal Revenue Service instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other  Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. If the Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2010 (sunset date), interestrelated dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Excess inclusion income  Income received by the Portfolio from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.”  The Portfolio may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or directly or indirectly through an investment in a real estate investment trust (REIT) that holds such interests or qualifies as a taxable mortgage pool.  This income is required to be allocated to Portfolio shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. The Portfolio must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI.  To the extent that the Portfolio shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Portfolio must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Portfolio’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice.   Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

The financial highlights table is intended to help you understand the Portfolio’s financial performance.  All “per share” information reflects financial results for a single Portfolio share.  This information has been audited by [_________________], independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request by calling 800 362-7500.

The Global Real Estate Securities Portfolio – Class P		Year ended 10/31

	2009	2008	Period 1/10/071 To 10/31/07

		$9.000

Net asset value, beginning of period			$8.500

I Income (loss) from investment operations:		0.137

Net investment income2		(4.402)	0.101

Net realized and unrealized gain (loss) on investments and foreign currencies		(4.265)	0.399

Total from investment operations			0.500

Less dividends and distributions from: Net Investment Income Total dividends and distributions Net asset value, end of period		(0.315) (0.315) $4.420	– – $9.000

Total return3		(48.88%)	5.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)		$6	$11

Ratio of expenses to average net assets		1.34%	1.34%

Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly		1.37%	1.35%

Ratio of net investment income to average net assets		1.96%	1.46%

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly		1.92%	1.45%

Portfolio turnover		96%	56%

1	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2	The average shares outstanding method has been applied for per share information.
3
Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.  Total investment return reflects a contractual waiver by the Manager.  Performance would have been lower had the contractual waiver not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss.  When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss.  The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund.  In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees.  These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Web site
www.delawareinvestments.com/institutional

E-mail
PooledTrust@delinvest.com

Client Services Representative
800 266-3816
¡ For Portfolio information, literature, price, yield, and performance figures.
¡ For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)
¡ For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.
¡ Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO  64102-1407.

Delaware Pooled® Trust – The Global Real Estate Securities Portfolio

Additional information about the Portfolio’s investments will be available in the Portfolio’s annual and semiannual shareholder reports.  In the Portfolio’s annual shareholder report, you will be able to find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the period covered by the report.  You can find more information about the Portfolio in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference).  To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Portfolio, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500.  The SAI and shareholder reports are available, free of charge, through the Portfolio’s Web site (www.delawareinvestments.com/institutional).  You may obtain additional information about the Portfolio from your financial advisor.

You can find reports and other information about the Portfolio on the EDGAR database on the SEC Web site (www.sec.gov).  You can also get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.  Information about the Portfolio, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call the SEC at 202 551-8090.

Investment Company Act file number: 811-06322

PR-568 [11/30] POD 02/09
MF-09-01-340
PO 13692

STATEMENT OF ADDITIONAL INFORMATION
February [28], 2010

DELAWARE POOLED® TRUST

2005 Market Street
Philadelphia, PA 19103-7094

U.S Equities

The Large-Cap Growth Equity Portfolio

The Large-Cap Value Equity Portfolio

The Small-Cap Growth Equity Portfolio

The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio

The Real Estate Investment Trust Portfolio II

The Select 20 Portfolio

International Equities

The International Equity Portfolio

The Labor Select International Equity Portfolio

The Emerging Markets Portfolio

The Emerging Markets Portfolio II

The Global Real Estate Securities Portfolio

U.S. Fixed Income

The Core Focus Fixed Income Portfolio

The High-Yield Bond Portfolio

The Core Plus Fixed Income Portfolio

International Fixed Income Portfolio

The Global Fixed Income Portfolio

The International Fixed Income Portfolio

This Statement of Additional Information (“Part B”) supplements the information contained in the current prospectuses for the Portfolios (the “Prospectuses”), each dated February [28], 2010, as they may be amended from time to time.  This Part B should be read in conjunction with the applicable Prospectuses.  This Part B is not itself a prospectus, but is, in its entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by contacting the Portfolios’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at 2005 Market Street, Philadelphia, PA 19103-7094 or by calling 800 523-1918 (for the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio) or 800 266-3816 (for The Global Real Estate Securities Portfolio Class P Shares) or 800 362-7500 (for the Delaware REIT Fund Institutional Class of The Real Estate Investment Trust Portfolio and all other Portfolios).  Each Portfolio’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Portfolio’s annual report (“Annual Report”) into this Part B.  The Annual Report will accompany any request for this Part B.  The Annual Report can be obtained, without charge, by writing to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn: Client Services, or by calling the Trust at 800 231-8002.

	Page		Page

Cover Page		Purchasing Shares

Organization and Classification		Investment Plans

Investment Objectives, Restrictions, and Policies		Determining Offering Price and Net Asset Value

Investment Strategies and Risks		Redemption and Exchange

Disclosure of Portfolio Holdings Information		Distributions and Taxes

Management of the Trust		Performance Information

Investment Manager and Other Service Providers		Financial Statements

Portfolio Managers		Principal Holders

Trading Practices and Brokerage		Appendix A – Description of Ratings

Capital Structure

This Statement of Additional Information (“Part B”) describes the shares of the following portfolios:  The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios (each a “Portfolio” and collectively, the “Portfolios”).  The Portfolios are series of the Delaware Pooled Trust (the “Trust”).  Except for The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio, each Portfolio offers a single class of shares.  The Delaware REIT Fund of The Real Estate Investment Trust Portfolio offers five classes of shares:  Class A, Class B, Class C, Class R, and Institutional Class Shares.  The Global Real Estate Securities Portfolio offers two classes of shares:  Original Class and Class P Shares.  The Portfolios’ investment manager is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”).  Mondrian Investment Partners, Ltd. (“Mondrian”) serves as sub advisor to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

ORGANIZATION AND CLASSIFICATION

Organization
The Trust was originally organized under the laws of the State of Maryland on May 30, 1991.  On December 15, 1999, the Trust completed a re-organization that changed its state and form of organization from a Maryland corporation to a Delaware statutory trust.

Classification
The Trust is an open-end management investment company.  Except for The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as “The Real Estate Investment Trust Portfolios”), The Select 20 Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, each Portfolio is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Select 20 Portfolio, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio are non-diversified as defined by the 1940 Act.

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval.  However, the Trust’s Board of Trustees (“Board”) must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders at least 60 days prior to a material change in a Portfolio’s objective.  The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

Fundamental Investment Restrictions
The Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) that cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

Each Portfolio, other than The International Equity and The Labor Select International Equity Portfolios, shall not:
1.           With respect to each Portfolio, except The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.  The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio will concentrate their respective investments in the real estate industry.  Each of The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.           Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.           Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4.           With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.           Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.           Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The International Equity and The Labor Select International Equity Portfolios shall not:
1.           Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with each Portfolio’s investment objective and policies, are considered loans, and except that a Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

2.           Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

3.           Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, each Portfolio may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

4.           Make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except each Portfolio may invest up to 30% of the value of its net assets in the securities of issuers that conduct their principal business activities in the commercial banking industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or tax-exempt certificates of deposit.

5.           Purchase or sell commodities or commodity contracts.

6.           Enter into futures contracts or options thereon.

7.           Make short sales of securities, or purchase securities on margin.

8.           Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the Trust or of either of the investment advisors if, or so long as, the directors and officers of the Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

9.           Invest in interests in oil, gas, and other mineral leases or other mineral exploration or development programs.

10.           Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.  In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.  No investment securities will be purchased while the Portfolio has an outstanding borrowing.  The Portfolio will not pledge more than 10% of its respective net assets.  The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

11.           As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

In addition to the restrictions set forth above, in connection with the qualification of the Portfolio’s shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio’s net assets.  Included within such amount, but not to exceed 2% of the Portfolio’s net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.  Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Non-Fundamental Investment Restriction
In addition to the fundamental policies and investment restrictions described above, each Portfolio will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board, as appropriate, without shareholder approval:  Each Portfolio may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at that the Portfolio has valued the investment.

Portfolio Turnover
Portfolio trading will be undertaken principally to accomplish each Portfolio’s respective investment objective.  The Portfolios are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Portfolio’s respective investment objective.  The Portfolios will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such turnover always will be incidental to transactions undertaken with a view to achieving each Portfolio’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of a Portfolio’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Portfolio’s shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.  In investing to achieve its investment objective, a Portfolio may hold securities for any period of time.

The Real Estate Investment Trust Portfolios and The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Fixed Income, and The Global Fixed Income Portfolios have generally had portfolio turnover rates below 100%.  The Global Real Estate Securities Portfolio generally expects to have a portfolio turnover rate below 100%.  The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.  The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios are expected to experience portfolio turnover rates significantly in excess of 100%.

For the last two fiscal years, the portfolio turnover rates of the Portfolios were as follows:

Portfolio	October 31, 2008	October 31, 2009

The Large-Cap Growth Equity Portfolio	38%
The Large-Cap Value Equity Portfolio	34%
The Small-Cap Growth Equity Portfolio	89%
The Focus Smid-Cap Growth Equity Portfolio	43%
The Real Estate Investment Trust Portfolio	115%
The Real Estate Investment Trust Portfolio II	121%
The Select 20 Portfolio2	61%
The International Equity Portfolio	9%
The Labor Select International Equity Portfolio	10%
The Emerging Markets Portfolio	43%
The Emerging Markets Portfolio II1	n/a
The Global Real Estate Securities Portfolio	96%
The Core Focus Fixed Income Portfolio	359%
The High-Yield Bond Portfolio	132%
The Core Plus Fixed Income Portfolio	315%
The International Fixed Income Portfolio	26%
The Global Fixed Income Portfolio	54%

1	Commenced operations on [__________], 2009.
2	Portfolio turnover rates prior to February 28, 2008 reflect the strategy of the Portfolio’s predecessor, The All-Cap Growth Portfolio.

INVESTMENT STRATEGIES AND RISKS

The Portfolios’ investment objectives, strategies, and risks are described in the Prospectuses. The following discussion supplements the description of the Portfolios’ investment strategies and risks that are included in the Prospectuses.  The Portfolios’ investment strategies are non-fundamental and may be changed without shareholder approval.

Asset-Backed Securities

The Intermediate Fixed Income, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities.  All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (for example, BBB by Standard & Poor’s Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Baa by Moody’s Investor Services, Inc. (“Moody’s”)).  Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

The rate of principal payment on asset-backed securities will be affected by the principal payments received on the underlying assets.  Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area.  Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.  Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist.  Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many cases, ever, established as well as other risks which may be peculiar to the collateral backing such securities.  For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two categories:  (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Brady Bonds

The Emerging Markets, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds).  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises, and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s ability to service its external obligations and promote its economic growth and development.  Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  The Manager and Mondrian believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Investors should recognize that Brady Bonds have been issued only recently, and, accordingly do not have a long payment history.  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank, and the debtor nations’ reserves.  In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Commercial Banking Industry
The International Equity and Labor Select International Equity Portfolios may invest up to 30% of each Portfolio’s net assets in the commercial banking industry as classified by the Global Industry Classification Standard (GICS) developed by MSCI Barra, the provider of the Portfolios’ benchmark, the MSCI EAFE Index, and Standard & Poor’s.  Under this definition, the commercial banking industry includes: (1) diversified banks, which are commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending; and (2) regional banks, whose businesses are generally derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Commercial banking excludes companies that GICS would classify as thrifts and mortgage banks, investment banks and brokerages.

Concentration
In applying a Portfolio’s policies on concentration:  (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Convertible Debt and Non-Traditional Equity Securities
A portion of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The High-Yield Bond, and The Core Plus Fixed Income Portfolios’ assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios’ assets may be invested in convertible securities of issuers in the real estate industry.  A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible debt securities are senior to common stocks in a corporation’s capital structure, although convertible securities are usually subordinated to similar nonconvertible securities.  Convertible debt securities provide a fixed income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock.  Just as with debt securities, convertible securities tend to increase in market value when interest rates decline, and tend to decrease in value when interest rates rise.  However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.  The Large-Cap Growth Equity Portfolio, The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Select 20 Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio each may invest in convertible securities without reference to such securities’ investment-grade rating because it invests in such securities primarily for their equity characteristics.

The Large-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Global Real Estate Securities, and The High-Yield Bond Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company’s common stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price.  Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity).  Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock.  If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock.  The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock.  PERCS can be called at any time prior to maturity, and hence do not provide call protection.  However, if called early, the issuer may pay a call premium over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Large-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Global Real Estate Securities, and The High-Yield Bond Portfolios may also invest in other enhanced convertible securities.  These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities).  ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Credit Default Swaps
The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may enter into credit default swap (“CDS”) contracts to the extent consistent with each Portfolio’s investment objectives and strategies.  A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index).  In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium.  In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities.  The benefit for the seller of protection is the premium income it receives.  A Portfolio might use CDS contracts to limit or to reduce the risk exposure of the Portfolio to defaults of the issuer or issuers of the Portfolio’s holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such securities).  A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty, and credit risks.  CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities.  When a Portfolio is a seller of protection, the aggregate notional amount (typically, the principal amount of the reference security or securities) of a Portfolio's investments in the CDS contracts will be limited to 15% of the Portfolio's total net assets.  As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where a Portfolio is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS.  To the extent that the Portfolio, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Portfolio will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Portfolio does not own the reference security (or basket of securities), the Portfolio will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation.  To the extent that the Portfolio, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation.  Whether a CDS requires a Portfolio to cash settle its obligations or to net its obligations (i.e., offset its obligations against the obligations of the counterparty), Portfolio will designate on its books and records cash or liquid securities sufficient to cover its obligation under the CDS.  All cash and liquid securities designated by the Portfolio to cover its obligations under CDSs will be marked to market daily to cover these obligations.

As the seller of protection in a CDS contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or and agreed upon event (each of these events is a “Credit Event”).  If a Credit Event occurs, a Portfolio generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value.  Provided that no Credit Event occurs, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection.  In addition, if no Credit Event occurs during the term of the CDS contract, a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection.  As the seller of protection, a Portfolio would have credit exposure to the reference security (or basket of securities).  A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Portfolio would pay a premium to the seller of protection.  In return, a Portfolio would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities).  A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Portfolio if a Credit Event should occur.  This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities).  If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated.  The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years.  CDS contracts may be unwound through negotiation with the counterparty.  Additionally, a CDS contract may be assigned to a third party.  In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Portfolio to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Portfolio’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection.  If there is a default by a counterparty that is a seller of protection, a Portfolio’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur.  CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Portfolio will only have contractual remedies against the counterparty pursuant to the CDS agreement.  As with any contractual remedy, there is no guarantee that a Portfolio would be successful in pursuing such remedies.  For example, the counterparty may be judgment proof due to insolvency.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Depositary Receipts
The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may invest in sponsored and unsponsored ADRs.  Such ADRs that The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, and The Global Real Estate Securities Portfolios may invest in will be those that are actively traded in the United States.

In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  In addition, The Small-Cap Growth Equity and The Focus Smid-Cap Growth Equity Portfolios may invest in sponsored and unsponsored GDRs subject to their 10% and 20%, respectively, limit on investments in foreign securities.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities.  “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security.  Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities, and the depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR.  ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and will therefore be subject to a Portfolio’s limitation with respect to such securities.

ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.  Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities
The Emerging Markets Portfolio and The Emerging Market Portfolio II may invest a portion of their assets in equity linked securities.  Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.  Equity-linked securities are primarily used by a Portfolio as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country.  To the extent that a Portfolio invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities.  See “Foreign Investments” below.

A Portfolio deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security.  Upon sale, a Portfolio receives cash from the broker or custodian equal to the value of the underlying security.  Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction.  In the event of insolvency of the other party, a Portfolio might be unable to obtain its expected benefit.  In addition, while a Portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options.  See “Options” below.  Equity-linked securities may be considered illiquid and thus subject to a Portfolio’s restrictions on investments in illiquid securities.  In some instances, investments in equity linked securities may also be subject to a Portfolio’s limitations on investing in investment companies; see “Investment Company Securities” below.

Foreign Currency Transactions

The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its custodian bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio’s total assets committed to the consummation of such forward contracts.  If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio’s commitments with respect to such contracts.

Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Emerging Markets, The Global Real Estate Securities, and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

Foreign currency options are traded in a manner substantially similar to options on securities.  In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date.  The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.  The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of a rate movement adverse to a Portfolio’s position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs.  As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

A Portfolio will write call options only if they are “covered” and put options only if they are secured.  A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.  A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its custodian bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option.  The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount.  The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options.  The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies.  Such transactions therefore involve risks not generally associated with exchange-traded instruments.  Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency.  By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions.  In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit.  Subsequent payments to and from the broker referred to as “variation margin” are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market.  A commission must be paid on each completed purchase and sale transaction.  The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract.  At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position.  At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

A call option on a futures contract provides the holder with the right to purchase, or enter into a “long” position in, the underlying futures contract.  A put option on a futures contract provides the holder with the right to sell, or enter into a “short” position, in the underlying futures contract.  In both cases, the option provides for a fixed exercise price up to a stated expiration date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option, and the writer delivers to the holder the accumulated balance in the writer’s margin account which, represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.  In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option becomes worthless to the holder when it expires.  Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date.  A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date.  A writer, therefore, has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Foreign Investments
Investors in The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Global Fixed Income, and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold un-invested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Emerging Markets, and The International Fixed Income Portfolios to engage in certain options and futures activities in order to hedge holdings and commitments against changes in the level of future currency rates. See “Foreign Currency Transactions” above.

The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, and The Global Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios with respect to up to 20%, 10%, 20%, 10%, 10%, 20%, 20%, 10%, and 20%, respectively, of its respective total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States, and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

It is also expected that the expenses for custodial arrangements of The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios’ foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio’s investments. See “Dividends, Distributions, and Taxes.”

Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties.  In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States, and capital requirements for brokerage firms are generally lower.  The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading.  Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries.  Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest, and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests.  Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents.  Although these restrictions may in the future make it undesirable to invest in emerging countries, neither Manager nor Mondrian believes that any current repatriation restrictions would affect their decision to invest in such countries.  Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment.  Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash-flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the IMF, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject.

With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a foreign governmental issuer may default on its obligations.  If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which The Emerging Markets, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

With respect to forward foreign currency exchanges, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency strategy is highly uncertain.  See “Forward Foreign Currency Exchange Contracts” below.

With reference to the Portfolios’ investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations.  If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which the Portfolios’ invest.  Although these restrictions may in the future make it undesirable to invest in emerging countries, neither the Manager nor Mondrian believes that any current registration restrictions would affect its decision to invest in such countries.

As disclosed in the Prospectus for The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, the foreign short-term fixed income securities in which the Portfolios may invest may be U.S. dollar or foreign currency denominated, including the euro.  Such securities may include those issued by supranational entities.  A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction.  They include:  The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community, and the Inter-American Development Bank.  Such fixed income securities will be typically rated, at the time of purchase, AA or higher by S&P or Aa or higher by Moody’s, or of comparable quality as determined by the Manager or Mondrian, as applicable.

Forward Foreign Currency Exchange Contracts
The foreign investments made by The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income The Global Fixed Income, and The International Fixed Income Portfolios present currency considerations which pose special risks, as described in the Prospectus.

Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations.  A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract).  A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.   By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

For example, when the Manager or Mondrian, as applicable, believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency.

The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies.  In the alternative, the Portfolios may also engage in currency “cross hedging” when, in the opinion of the Manager or Mondrian, as applicable, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  The Portfolio may realize gain or loss from currency transactions.

With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency strategy is highly uncertain.

It is impossible to forecast the market value of Portfolio securities at the expiration of the contract.  Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Futures and Options on Futures
In order to remain fully invested, to facilitate investments in portfolio securities, and to reduce transaction costs, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Intermediate Fixed Income, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities.  The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios’ investment objectives and policies, and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts, and options on securities, in the aggregate, exceed 25% of the Portfolios’ assets, or 20% of The Real Estate Investment Trust Portfolios’ total assets.

Additionally, The International Fixed Income, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with its investments.

The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities.  A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin” as a good faith deposit.  This amount is generally maintained in a segregated account at the custodian bank.  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities.  For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Portfolio from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

Foreign currency futures contracts operate similarly to futures contracts concerning securities.  When The International Fixed Income Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II sell a futures contract on a foreign currency, they are obligated to deliver that foreign currency at a specified future date.  Similarly, a purchase by a Portfolio gives it a contractual right to receive a foreign currency.  This enables a Portfolio to “lock in” exchange rates.  The Portfolios may also purchase and write options to buy or sell futures contracts in which a Portfolio may invest and enter into related closing transactions.  Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio’s assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio’s total assets.  In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.  For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio’s securities against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts, or may realize a loss.  For example, if a Portfolio is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures position.  In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.
Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date.  To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid.  The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Lastly, it should be noted that the Trust (on behalf of each Portfolio and Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio and Fund's operation. Accordingly, each Portfolio and Fund is not subject to registration or regulation as a CPO.

High Yield, High Risk Securities
The Large-Cap Growth Equity, The Select 20, The International Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest up to 5%, 5%, 5%, 30%, and 5%, respectively, of its assets in high risk, high yield fixed income securities of foreign governments, including, within specified limitations, Brady Bonds.  The Emerging Markets Portfolio and The Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high yield, high risk securities, including Brady Bonds.

The High-Yield Bond Portfolio invests primarily in corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (“NRSRO”).

High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment-grade securities.  Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities.  Such securities are subject to a substantial degree of credit risk.  In the past, the high yields from these bonds have compensated for their higher default rates.  There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future.  The Manager intends to maintain an adequately diversified portfolio of these bonds for the High-Yield Bond Portfolio.  Investments in high yield bonds by other Portfolios are limited as discussed herein and in the applicable Prospectus.  While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events.  Also, these bonds are often issued by smaller, less creditworthy companies, or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently from other securities.  Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities.  Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due.  Such changes will, however, affect the respective Portfolios’ NAV.

Although the market for high yield bonds has been in existence for many years, including periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s.  During the economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically.  As a result, the high yield market grew substantially during the economic expansion.  Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high yield issuers to repay principal and interest.  Those analysts cite volatility experienced in the high yield market in the past as evidence for their position.  It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield bonds, an increase in the number of high yield bond defaults, and corresponding volatility in the Portfolio’s NAV.

In addition, if, as a result of volatility in the high yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio’s shares for a sustained period of time, the High-Yield Bond Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold.  If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio’s expense ratios may increase.

Furthermore, the secondary market for high yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions.  There is generally no established retail secondary market for high yield securities.  As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets.  The high yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis.  A less liquid secondary market may have an adverse effect on the Portfolio’s ability to dispose of particular issues, when necessary, to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer.  In addition, a less liquid secondary market makes it more difficult for the Portfolios to obtain precise valuations of the high yield securities in their portfolios.  During periods involving such liquidity problems, judgment plays a greater role in valuing high yield securities than is normally the case.  The secondary market for high yield securities is also generally considered more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets.  A Portfolio’s privately placed high yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high yield bonds.  For example, Congressional legislation limited the deductibility of interest paid on certain high yield bonds used to finance corporate acquisitions.  Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high yield securities.  Regulatory actions have also affected the high yield market.  For example, many insurance companies have restricted or eliminated their purchase of high yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners.  If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high yield issues, could reduce the number of new high yield securities being issued, and could make it more difficult for the High-Yield Bond Portfolio, in particular, to attain its investment objective.

Initial Public Offerings (IPOs)
Under certain market conditions, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Select 20, and The Global Real Estate Securities Portfolios may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate and Index Swaps
The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, and The Core Plus Fixed Income Portfolio may invest in interest rate and index swaps to the extent consistent with their investment objectives and strategies.  A Portfolio will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Portfolio is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty.  Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate.  The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount.  For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty.  The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount.  The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly.  The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million.  Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate ("LIBOR").  The typical maximum term of an interest rate swap agreement ranges from one to 12 years.  Index swaps tend to be shorter term, often for one year.

A Portfolio may also engage in index swaps, also called total return swaps.  In an index swap, a Portfolio may enter into a contract with a counterparty in which the counterparty will make payments to the Portfolio based on the positive returns of an index, such as a corporate bond index, in return for the Portfolio paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index.  In a sense, a Portfolio is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal.  As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction.  The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

Swap transactions provide several benefits to a Portfolio.  Interest rate swaps may be used as a duration management tool.  Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond.  In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates.  The average duration of a Portfolio is the weighted average of the durations of the Portfolio's fixed income securities.

If a Portfolio wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences.  By using an interest rate swap, a Portfolio could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months.  The duration of the floating rate payments received by the Portfolio will now be six months.  In effect, a Portfolio has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

A Portfolio may also use swaps to gain exposure to specific markets.  For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market.  It is generally not possible to purchase exchange-traded options on a corporate bond index.  A Portfolio could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Portfolio gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

Other uses of swaps could help permit a Portfolio to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date.  Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream.  This risk is often referred to as counterparty risk.  If there is a default by a counterparty in a swap transaction, a Portfolio's potential loss is the net amount of payments the  Portfolio is contractually entitled to receive for one payment period (if any – the Portfolio could be in a net payment position), not the entire notional amount, which does not change hands in a swap  transaction.  Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction.  A Portfolio will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Portfolio would be successful in pursuing them – the counterparty may be judgment proof due to insolvency, for example.  A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.  The standard industry swap agreements do, however, permit a Portfolio to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Portfolio.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer.  A  Portfolio will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit  quality by the Manager.  In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions.  If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Portfolio which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used.  It is important to note, however, that there is no upper limit on the amount a Portfolio might theoretically be required to pay in a swap transaction.

In order to ensure that a Portfolio will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Portfolio will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments, or markets that are otherwise eligible investments for the Portfolio.  Similarly, the extent to which a Portfolio may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

A Portfolio will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Portfolio's payment obligations over its entitled payments with respect to each swap contract.  To the extent that a Portfolio is obligated by a swap to pay a fixed or variable interest rate, the Portfolio may segregate securities that are expected to generate income sufficient to meet the Portfolio's net payment obligations.  For example, if a Portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

There is not a well developed secondary market for interest rate or index swaps.  Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.  Many index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms).  The Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Portfolio will refer to the notional amount of the swap.  Swaps will be priced using fair value pricing.  The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code.  Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Investment Company Securities
Except for The Labor Select International Equity Portfolio, each Portfolio may invest in other investment companies.  Any investments that the Portfolios are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.  However, none of the Portfolios may operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”  Under the 1940 Act’s current limitations, the Portfolios may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a Portfolio’s total assets in the shares of any one investment company; nor (iii) invest more than 10% of a Portfolio’s total assets in shares of other investment companies.  These percentage limitations also apply to a Portfolio’s investments in unregistered investment companies.

Loans and Other Direct Indebtedness
The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Core Plus Fixed Income Portfolio may purchase loans and other direct indebtedness.  In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental, or other borrower.  Many such loans are secured, although some may be unsecured.  Such loans may be in default at the time of purchase.  Loans that are fully secured offer a Portfolio more protection than unsecured loans in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.  These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities.  Such loans are typically made by a syndicate of lending institutions, represented  by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights  against the borrower.  Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.  These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by a portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand.  These commitments may require a Portfolio to increase its investment in a company at a time when that Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.  A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower.  In selecting the loans and other direct indebtedness that a Portfolio will purchase, the investment manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower.  As a Portfolio may be required to rely upon another lending institution to collect and pass onto the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts.  In such cases, a Portfolio will evaluate, as well, the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.  The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.  Investments in such loans and other direct indebtedness may involve additional risk to the Portfolios.

Mortgage-Backed Securities
The Real Estate Investment Trust, The Global Real Estate Securities, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income, and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations.  Those securities include, but are not limited to, Government National Mortgage Association (“GNMA”) certificates.  Such securities differ from other fixed income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.  When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities.  When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities.  Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.  Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Portfolios also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).  CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture.  CMOs are issued in a number of classes or series with different maturities.  The classes or series are retired in sequence as the underlying mortgages are repaid.  REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.  To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the SEC to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.  These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.  However, the guarantees do not extend to the mortgage-backed securities’ value, which is likely to vary inversely with fluctuations in interest rates.  These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate.  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, a Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.  Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped.  Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class).  The yield to maturity on an interest-only class is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a Portfolio's net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Each of the Portfolios may invest in such private-backed securities, but the Portfolios, other than The Intermediate Fixed Income Portfolio, will do so only if: (i) the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, they are rated at the time of purchase in the two highest grades by an NRSRO.

The Intermediate Fixed Income, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and non-agency mortgage-backed securities.  Investments in these securities may be made only if the securities: (i) are rated at the time of purchase in the four top rating categories by an NRSRO (for example, BBB or better by S&P or Baa or better by Moody’s) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate.  Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject.  Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government.  In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Options
The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options.  Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

The Portfolios may invest in options that are either exchange-listed or traded over-the-counter.  Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities.  The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios will not invest more than 15% of their respective assets in illiquid securities.

Covered Call Writing. The Portfolios may write covered call options from time to time on such portion of their securities as the Manager or Mondrian, as applicable, determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity.  A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period.  The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy.  If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions.  A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold.  Options written by the Portfolios will normally have expiration dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Purchasing Call Options.  The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets.  When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

Purchasing Put Options.  The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets.  The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Global Real Estate Securities, and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date.  Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).  The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, the Portfolio will lose the value of the premium paid.  The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Portfolios may sell a put option purchased on individual portfolio securities.  Additionally, the Portfolios may enter into closing sale transactions.  A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options.  A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the Portfolio.  During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold, requiring the Portfolio to make payment of the exercise price against delivery of the underlying security.  The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction.  A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its custodian bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios.  Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the Manager or Mondrian, as applicable, wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security.  In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction.  This is accomplished by buying an option of the same series as the option previously written.  The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices
The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Select 20, The Emerging Markets, The Emerging Markets II, The Global Real Estate

Securities, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may acquire options on stock indices.  A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements.  Stock options provide the right to take or make delivery of the underlying stock at a specified price.  A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received to make delivery of this amount.  Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.  As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included.  Some stock index options are based on a broad market index such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100.  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange, as well as on foreign exchanges.

A Portfolio’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio’s securities.  Since a Portfolio will not duplicate the components of an index, the correlation will not be exact.  Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities, which would result in a loss on both such securities and the hedging instrument.

Positions in stock index options may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be possible to close such an option.  The inability to close options positions could have an adverse impact on a Portfolio’s ability effectively to hedge its securities.  A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

A Portfolio will not engage in transactions in options on stock indices for speculative purposes, but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

It is the understanding of the Trust that the SEC staff permits portfolio lending by registered investment companies if certain conditions are met.  These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; (ii) this collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; (iii) a Portfolio must be able to terminate the loan after notice at any time; (iv) a Portfolio must receive reasonable interest on any loan and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) a Portfolio may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Trust’s Board of Trustees knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up.  Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the Manager or Mondrian, as applicable, under the supervision of the Board of Trustees, as applicable, including the creditworthiness of the borrowing broker, dealer or institution, and then only if the consideration to be received from such loans would justify the risk.  Creditworthiness will be monitored on an ongoing basis by the Manager or Mondrian, as applicable.

Real Estate Investment Trusts
In addition to The Real Estate Investment Trust Portfolios and The Global Real Estate Securities Portfolio, The Large-Cap Growth Equity Portfolio may invest in real estate investment trusts (“REITs”) consistent with its investment objectives and policies and The Emerging Markets Portfolio II may invest up to 10% of its total net assets in REITs.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

The Portfolios’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely,

when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements
While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

The funds in the Delaware Investments® family (each a "Delaware Investments® Fund" and collectively, the "Delaware Investments® Funds"), including the Trust, have obtained an exemption (the "Order") from the SEC from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such Funds jointly to invest cash balances.  Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security.  If bankruptcy proceedings are commenced with respect to the seller, a Portfolio's realization upon the collateral may be delayed or limited.  Each Portfolio will limit its investments in repurchase agreements to those which the Manager or Mondrian, as applicable, determines to present minimal credit risks and which are of high quality.  In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements, which is monitored on a daily basis.  The term of these agreements is usually from overnight to one week, and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income, and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days.  The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Restricted and Rule 144A Securities
Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act.  Rule 144A Securities are traded among qualified institutional investors.  While maintaining oversight, the Board of Trustees, as applicable, has delegated to the Manager and Mondrian, as applicable, the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets.  The Boards have instructed the Manager and Mondrian to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the  marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, the  mechanics of transfer, and whether a security is listed on an electronic network for trading the security).

Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager or Mondrian, as applicable, will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If the Manager or Mondrian, as applicable, determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the Manager or Mondrian, as applicable, will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

Each Portfolio may purchase privately placed securities whose resale is restricted under applicable securities laws.  Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws.  The registration process may involve delays which would result in a Portfolio obtaining a less favorable price on a resale.

Russian Securities
The Emerging Markets Portfolio II may invest to a limited degree in Russian Securities.  Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative.  Such risks include:  (i) delays in settling portfolio transactions and risk of loss arising out of Russia’s system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade; (x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges.  Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates.  However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia.  These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight.  In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced.  Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.  This practice may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by the Manager.  Further, this also could cause a delay in the sale of Russian company securities by the Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

Short-Term Investments
The short-term investments in which The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may invest include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a U.S. commercial bank.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio in the case of The Large-Cap Value Equity, The International Equity, The Global Fixed Income, and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio in the case of The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios.  Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution.  Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate.  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

A Portfolio will not invest in any security issued by a commercial bank unless:  (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

(2)           Commercial paper with the highest quality rating by an NRSRO (for example, A-1 by S&P or Prime-1 by Moody’s) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(3)           Short-term corporate obligations with the highest quality rating by an NRSRO (for example, AAA by S&P or Aaa by Moody’s) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(4)           U.S. government securities (see “U.S. Government Securities”);

(5)           Repurchase agreements collateralized by securities listed above; and

(6)           In the case of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio’s custodian bank or one of its sub-custodians.

Swaps, Caps, Floors and Collars
The Intermediate Fixed Income, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars.  The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date.  The Portfolios intend to use these transactions as hedges and not speculative investments, and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may each be obligated to pay.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal.  An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Manager, Mondrian and the Portfolios believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to their borrowing restrictions.  No Portfolio will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager.  If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed, and, accordingly, they are less liquid than swaps.

U.S. Government Securities
The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see “Investment Restrictions” and the Prospectuses of the Portfolios for

additional information) include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States.  Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others.  Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt.  Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations.  Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision.  Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

Warrants
The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Real Estate Securities Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
Each Portfolio may purchase securities on a when-issued or delayed delivery basis.  In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction.  Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment.  A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments.  The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement.  Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero-Coupon and Pay-In-Kind Bonds
Zero-coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value.  Pay-In-Kind (“PIK”) bonds pay interest through the issuance to holders of additional securities.  Zero-coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them.  Investments in zero-coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received.  In order to generate sufficient cash to make these distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow.  These rules could affect the amount, timing and tax character of income distributed to you by a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Except for Delaware REIT Fund Class A, B, C, R, and Institutional Class Shares, each Portfolio has adopted a policy generally prohibiting providing portfolio holdings information to any person until after the Portfolio disseminates its monthly statement to shareholders.  We provide a list of each Portfolio’s holdings on the shareholder’s monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 800 231-8002.

With respect to the Delaware REIT Fund Class A, B, C, R, and Institutional Class Shares of The Real Estate Investment Trust Portfolio, the Trust posts a list of the Fund’s portfolio holdings monthly, with a thirty-day lag, on the Fund’s website, www.delawareinvestments.com.  In addition, on a 10 day lag, we also make available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund.  This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Portfolios’ shares, are generally treated similarly and are not provided with a Portfolio’s holdings information in advance of when they are generally available to the public.  The Portfolios may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.  Third-party service providers and affiliated persons of a Portfolio are provided with the Portfolio’s holdings only to the extent necessary to perform services under agreements relating to the Portfolios.  In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are:  the Manager’s affiliates (Delaware Management Business Trust, Delaware Service Company, Inc., and the Distributor) and the Portfolios’ independent registered public accounting firm, custodian, legal counsel, financial printer (DG3), and the proxy voting service.  These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with a Portfolio or the Manager may receive portfolio holdings information more quickly than described above.  The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Portfolio shares or in shares of the Portfolio’s securities holdings).  In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information.  Neither a Portfolio, the Manager, Mondrian, nor any affiliate receives any compensation or consideration with respect to these agreements.

To protect shareholders’ interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Portfolio’s Chief Compliance Officer prior to such use.

The Portfolios’ Board will be notified of any substantial changes to the foregoing procedures.  The Board also receives an annual report from the Trust’s Chief Compliance Officer on the adequacy of the Trust’s compliance with these procedures.

MANAGEMENT OF THE TRUST

Officers and Trustees
The business and affairs of the Trust are managed under the direction of its Board.  Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds.  As of January 31, 2009, the Trust’s officers and Trustees directly owned less than 1% of the outstanding shares of each Portfolio.  The Trust’s Trustees and principal officers are noted below along with their birth dates and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Patrick P. Coyne1 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.2	85
Director — Kaydon Corp.

Board of Governors Member — Investment Company Institute (ICI)
(2007 – Present)

Member of Investment Committee — Cradle of Liberty Council, BSA
(Nov. 2007 – Present)

Finance Committee Member — St. John Vianney Roman Catholic Church (2007 – Present)

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004 – Present) Investment Manager — Morgan Stanley & Co. (January 1984 – March 2004)	85
Director — Bryn Mawr Bank Corp. (BMTC)
(April 2007 – Present)

Chairman of Investment Committee — Pennsylvania Academy of Fine Arts (2007 – Present)
Trustee
(2004 – Present)

Investment Committee and Governance Committee Member — Pennsylvania Horticultural Society (February 2006 – Present)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Franklin & Marshall College (June 2002 – Present) Executive Vice President — University of Pennsylvania (April 1995 – June 2002)	85	Director — Community Health Systems

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	85	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002 – 2004)	85	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983 – Present)	85	Director and Audit Committee Chair — Systemax Inc.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 19973	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993 – Present)	85
Director, Chair of Compensation Committee, and Governance Committee Member — CenterPoint Energy

Lead Director,Audit Committee Chair, Chair of Governance Committee, and Compensation Committee Member — Digital River Inc.

Director, Chair of Governance Committee, and Audit Committee Member —
Rimage Corporation

Director and Chair of Compensation Committee — Spanlink Communications

Lead Director and Chair of Compensation and Governance Committees —
Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President — Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	85	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999 – Present) Founder — Sutton Asset Management (Hedge Fund) (September 1996 – Present)	85	Director and Audit Committee Member — Investor Analytics

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000.	85	None4

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	85	None4

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	85	None4

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	85	None4

1  Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Manager.
2  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Manager, principal underwriter, and transfer agent.
3  In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4  David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

The following table shows each Trustee’s ownership of shares of the Portfolios and of all Delaware Investments® Funds as of December 31, 2009.
[update:]
Name	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested Trustee

Patrick P. Coyne	None	Over $100,000

Independent Trustee

Thomas L. Bennett	None	$10,001- $50,000

John A. Fry	None	$50,001 - $100,000

Anthony D. Knerr	None	Over $100,000

Lucinda S. Landreth	None	Over $100,000

Ann R. Leven	None	Over $100,000

Thomas F. Madison	None	$50,001 - $100,000

Janet L. Yeomans	None	Over $100,000

J. Richard Zecher	None	$10,001 - $50,000

 The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from all Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended October 31, 2009.  Only the Trustees of the Trust who are not

 “interested persons” as defined by the 1940 Act (i.e., the “Independent Trustees”) receive compensation from the Trust.

[update:]
Trustee	Aggregate Compensation from the Trust	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments® Complex1

Thomas L. Bennett		None

John A. Fry		None

Anthony D. Knerr		None

Lucinda S. Landreth		None

Ann R. Leven		None

Thomas F. Madison		None

Janet L. Yeomans		None

J. Richard Zecher		None

1      Effective January 1, 2010, each Independent Trustee/Director will receive an annual retainer fee of $125,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $10,000 per day for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Trustee shall also receive a $5,000 fee for attending telephonic meetings on behalf of the investments companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $40,000.

The Board has the following committees:
[update]
Audit Committee:  This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; Janet L. Yeomans; and J. Richard Zecher. The Audit Committee held four meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee also monitors the performance of counsel for the Independent Trustees.  The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania  19103-7094.  Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the following four Independent Trustees:  John A. Fry, Chairman; Anthony D. Knerr; and J. Richard Zecher.  The Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities.  The committee is comprised of all of the Trust’s Independent Trustees.  The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

Investments Committee:  The primary purposes of the Investments Committee are to:  (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports.  The Investments Committee consists of the following five Independent Trustees:  Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Janet L. Yeomans. The Investments Committee held four meetings during the Trust’s last fiscal year.

Code of Ethics
The Trust, the Manager, Mondrian, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
The Portfolios have formally delegated to the Manager and Mondrian (each an “Adviser” for purposes of the following discussion of the Trust’s proxy voting policy) the responsibility for making all proxy voting decisions in relation to portfolio securities held by each Portfolio.  If and when proxies need to be voted on behalf of each Portfolio, an Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  Each Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for each Portfolio.  One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow an Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of each Portfolio.

In order to facilitate the actual process of voting proxies, each Adviser has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), to analyze proxy statements on behalf of each Portfolio and vote proxies generally in accordance with the Procedures.  The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities.  If a proxy has been voted for a Portfolio, ISS/RiskMetrics will create a record of the vote.  By no later than August 31 of each year, information (if any) regarding how a Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Trust’s Website at www.delawareinvestments.com; and (ii) on the SEC’s Website at www.sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, an Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and an Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Portfolio.

As stated above, the Procedures also list specific guidelines on how to vote proxies on behalf of a Portfolio.  Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for management reports on the level of greenhouse gas emissions from the company’s operations and products.

Because the Trust has delegated proxy voting to the Adviser, each Portfolio is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter.  However, an Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest.  Most proxies that an Adviser receives on behalf of each Portfolio are voted by ISS/RiskMetrics in accordance with the Procedures.  Because almost all Portfolio proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for an Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process.  In the very limited instances where an Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser.  If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Portfolio. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Portfolio.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to all of the Portfolios, subject to the supervision and direction of the Board.  The Manager also provides investment management services to certain of the other Delaware Investments® Funds.  Affiliates of the Manager also manage other investment accounts.  While investment decisions for the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

The Manager and its predecessors have been managing Delaware Investments® Funds since 1938.  As of December 31, 2009, the Manager and its affiliates within Delaware Investments® were managing in the aggregate more than $xxx billion in assets in various institutional or separately managed, investment company, and insurance accounts.  The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  DMHI is a subsidiary, and subject to the ultimate control, of [_______________________________________].

Delaware Investments® is the marketing name for DMHI and its subsidiaries.  The Manager and its affiliates own the name “Delaware Group.”  Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios subject to the supervision and direction of the Trust’s Board.

The following table contains the dates of the Investment Management Agreements for the Portfolios, as well as the dates that they were approved by shareholders.

Portfolio	Date of Agreement	Date Approved by Shareholders
The Large-Cap Growth Equity Portfolio	November 1, 2005	November 1, 2005*
The Large-Cap Value Equity Portfolio	December 15, 1999	March 17, 1999**
The Small-Cap Growth Equity Portfolio	December 15, 1999	March 17, 1999**
The Focus Smid-Cap Growth Equity Portfolio	December 15, 1999	November 28, 2003*
The Real Estate Investment Trust Portfolio	December 15, 1999	March 17, 1999**
The Real Estate Investment Trust Portfolio II	December 15, 1999	March 17, 1999**
The Select 20 Portfolio	December 15, 1999	March 30, 2000*
The International Equity Portfolio	September 24, 2004	August 31, 2004*
The Labor Select International Equity Portfolio	December 15, 1999	March 17, 1999**
The Emerging Markets Portfolio	September 24, 2004	August 31, 2004*
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio	January 9, 2007	January 9, 2007*
The Core Focus Fixed Income Portfolio	December 15, 1999	June 28, 2004*
The High-Yield Bond Portfolio	December 15, 1999	March 17, 1999**

Portfolio	Date of Agreement	Date Approved by Shareholders
The Core Plus Fixed Income Portfolio	December 15, 1999	June 28, 2002*
The Global Fixed Income Portfolio	September 24, 2004	August 31, 2004*
The International Fixed Income Portfolio	September 24, 2004	August 31, 2004*

*           Date approved by the initial shareholder.
**           Or as adjourned.

The Trust’s Investment Management Agreements had an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trust’s Independent Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Each Agreement is terminable without penalty on 60 days’ notice by the Trust or by the Manager.  Each Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreements, the Portfolios pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Portfolio Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.55%
The Mid-Cap Growth Equity Portfolio	0.75%
The Small-Cap Growth Equity Portfolio	0.75%
The Focus Smid-Cap Growth Equity Portfolio	0.75%
The Smid-Cap Growth Equity Portfolio	0.75%
The Real Estate Investment Trust Portfolio	0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; 0.60% on assets in excess of $2.5 billion
The Real Estate Investment Trust Portfolio II	0.75%
The Select 20 Portfolio	0.75%
The International Equity Portfolio1	0.75%
The Labor Select International Equity Portfolio1	0.75%
The Emerging Markets Portfolio1	1.00%
The Emerging Markets Portfolio II	1.00%
The Global Real Estate Securities Portfolio	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million
The Intermediate Fixed Income Portfolio	0.40%
The Core Focus Fixed Income Portfolio	0.40%
The High-Yield Bond Portfolio	0.45%
The Core Plus Fixed Income Portfolio	0.43%

Portfolio Name	Management Fee Schedule (as a percentage of average daily net assets) Annual Rate

The Global Fixed Income Portfolio1	0.50%
The International Fixed Income Portfolio1	0.50%

1
The Manager has entered into sub advisory agreements with Mondrian with respect to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.  As compensation for its services as sub advisor to the Manager, Mondrian is entitled to receive sub advisory fees from the Manager equal to 0.36% of the average daily net assets of The International Equity Portfolio; 0.30% of the average daily net assets of The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

During the past three fiscal years, the Portfolios paid the following investment management fees:

[update:]
Portfolio	October 31, 2009	October 31, 2008	October 31, 2007
The Large-Cap Growth Equity Portfolio1		$2,154,965 earned $2,145,230 paid $9,735 waived	$1,959,042 earned $1,949,226 paid $9,816 waived
The Large-Cap Value Equity Portfolio		$49,816 earned $6,726 paid 43,090 waived	$82,306 earned $35,913 paid $46,393 waived
The Small-Cap Growth Equity Portfolio		$81,904 earned $47,957 paid $33,947 waived	$355,696 earned $351,825 paid $3,871 waived
The Focus Smid-Cap Growth Equity Portfolio		$48,516 earned $35,927 paid $12,589 waived	$53,849 earned $40,402 paid $13,447 waived
The Real Estate Investment Trust Portfolio		$2,273,772 earned $2,106,027 paid 167,745 waived	$3,132,188 earned $3,132,188 paid $-0- waived
The Real Estate Investment Trust Portfolio II		$69,183 earned $38,410 paid $30,773 waived	$126,412 earned $108,255 paid $18,157 waived
The Select 20 Portfolio2		$42,289 earned $-0- paid $42,553 waived	$55,896 earned $31,602 paid $24,294 waived
The International Equity Portfolio		$14,104,932 earned $14,104,932 paid $-0- waived	$17,272,333 earned $17,272,333 paid $-0- waived
The Labor Select International Equity Portfolio		$6,844,722 earned $6,844,722 paid $-0- waived	$7,468,442 earned $7,468,442 paid $-0- waived
The Emerging Markets Portfolio		$7,947,122 earned $7,947,122 paid $-0- waived	$8,216,998 earned $8,216,998 paid $-0- waived
The Emerging Markets Portfolio II3		n/a	n/a
The Global Real Estate Securities Portfolio4		$1,888,901 earned $1,806,268 paid $82,633 waived	$1,795,444 earned $1,773,829 paid $21,615 waived
The Core Focus Fixed Income Portfolio		$136,749 earned $54,995 paid $81,754 waived	$238,366 earned $111,882 paid $126,484 waived
The High-Yield Bond Portfolio		$95,413 earned $47,525 paid $47,888 waived	$75,658 earned $29,675 paid $45,983 waived
The Core Plus Fixed Income Portfolio		$587,423 earned $366,881 paid $220,542 waived	$1,044,250 earned $627,272 paid $416,978 waived
The Global Fixed Income Portfolio		$1,399,423 earned $1,339,657 paid $59,766 waived	$1,353,114 earned $1,296,330 paid $56,784 waived
The International Fixed Income Portfolio		$156,645 earned $120,776 paid $35,869 waived	$152,385 earned $119,568 paid $32,817 waived

1           Commenced operations on November 1, 2005.
2           Amounts paid prior to February 28, 2008 were paid by the Portfolio’s predecessor, The All-Cap GrowthPortfolio.
3           Commenced operations on [__________], 2009.
4           Commenced operations on January 10, 2007.

Except for those expenses borne by the Manager under the Investment Management Agreement or Mondrian under its Sub Advisory Agreement and the Distributor under the Distribution Agreement, each Portfolio is responsible for all of its own expenses.  Among others, such expenses include each Portfolio’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA  19103, serves as the national distributor for Trust’s shares under a Distribution Agreement dated November 1, 2001.  The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio and by Class P Shares of The Global Real Estate Securities Portfolio under their respective Rule 12b-1 Plans.  The Distributor is an indirect, wholly owned subsidiary of DMHI.  The Distributor has agreed to use its best efforts to sell shares of the Portfolios.  See the Prospectuses for information on how to invest.  Shares of the Portfolios are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers with respect to the Delaware REIT Fund Class A, B, C, and R Shares of The Real Estate Investment Trust Portfolio only, and directly by contacting the Distributor or the Trust with respect to all Portfolios.  The Distributor also serves as a national distributor for the other Delaware Investments® Funds.  The Board annually reviews fees paid to the Distributor.

During the Delaware REIT Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of Class A Shares, after re-allowances to dealers, as follows: update]
[
Delaware REIT Fund Class A Shares

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor

10/31/09	$xx,xxx	$xx,xxx	$xx,xxx

10/31/08	$73,901	$62,472	$11,429

10/31/07	$356,006	$298,927	$57,079

During the Delaware REIT Fund’s last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“CDSC”) payments with respect to the Fund on behalf of Class A, B, and C Shares, as follows:
[update:]
Delaware REIT Fund	10/31/09	10/31/08	10/31/07

Class A		-	$11

Class B		$46,047	$88,552

Class C		$1,823	$4,894

Transfer Agent
Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Portfolios’ shareholder servicing, dividend disbursing, and transfer agent (“Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended August 31, 2006.  The Transfer Agent is an indirect, wholly owned subsidiary of DMHI.  The Transfer Agent acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services, consisting of an annual per account charge of $11.00 for each open account and $6.50 for each closed account on their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month.  Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Transfer Agent is paid 0.01% of average daily net assets per Portfolio (other than The Real Estate Investment Trust Portfolio) annually.  The Transfer Agent will bill and the Portfolios (other than The Real Estate Investment Trust Portfolio) shall pay such compensation monthly.

The Portfolios have authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios.  For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  Investors may be charged a fee when effecting transactions through a broker or agent.

DST Systems, Inc. (“DST”) provides sub-transfer agency services to the Fund.  In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountant
Effective October 1, 2007, The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Portfolios.  Those services include performing functions related to calculating the Portfolios’ NAV and providing financial reporting information, regulatory compliance testing and other related accounting services.  For these services, the Portfolios pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.  Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Portfolios.  Those services include overseeing the Portfolios’ pricing process, the calculation and payment of portfolio expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.  DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.  For these services, the Portfolios pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.  Prior to October 1, 2007, DSC provided fund accounting and financial administration services to each Portfolio at an annual rate of 0.04% of each Portfolio’s average daily net assets.

During the period from November 1, 2006 to September 30, 2007, the Portfolios paid DSC the following amounts for fund accounting and financial administration services:  $2,120,924.

During the period from October 1, 2007 to October 31, 2007 and for the fiscal years ended October 31, 2008 and October 31, 2009, the Portfolios paid the following amounts to BNY Mellon for fund accounting and financial administration services: $187,138, $1,658,942, and $x,xxx,xxx, respectively.

During the period from October 1, 2007 to October 31, 2007 and for the fiscal years ended October 31, 2008 and October 31, 2009, the Funds paid the following amounts to DSC for fund accounting and financial administration oversight services: $26,719, $236,992, and $x,xxx,xxx, respectively.

Custodian
BNY Mellon is the custodian of the Portfolios’ securities and cash.  As custodian for each Portfolio, BNY Mellon maintains a separate account or accounts for each Portfolio; receives, holds, and releases portfolio securities on account of each Portfolio; receives and disburses money on behalf of each Portfolio; and collects and receives income and other payments and distributions on account of each Portfolio's portfolio securities.  BNY Mellon also serves as the Portfolios’ custodian for their investments in foreign securities.

With respect to foreign securities, BNY Mellon makes arrangements with sub-custodians who were approved by the Board in accordance with Rule 17f-5 of the 1940 Act.  When selecting foreign sub-custodians, the Board considers a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Legal Counsel
Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed – The Manager
Except as noted, the following chart lists certain information about the types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2009.  Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.  The personal account information is current as of the most recent calendar quarter end for which account statements are available.

[update]
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees

Damon J. Andres
Registered Investment Companies	14	775.0 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	3	41.1 million	0	0
Kristen E. Bartholdson
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	24	2.5 billion	2	620.0 million
Marshall T. Bassett
Registered Investment Companies	11	1.2 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	21	243.8 million	0	0
Christopher J. Bonavico
Registered Investment Companies	20	$2.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	62	$5.9 billion	2	$415.0 million
Kenneth F. Broad
Registered Investment Companies	20	2.9 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	66	5.9 billion	2	415.0 million
Patrick G. Fortier
Registered Investment Companies	20	2.9 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	64	5.9 billion	2	415.0 million
Barry S. Gladstein
Registered Investment Companies	11	1.2 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	12	238.2 million	0	0
Gregory M. Heywood
Registered Investment Companies	20	2.9 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	65	5.9 billion	2	415.0 million
Christopher M. Holland
Registered Investment Companies	11	1.2 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	12	238.0 million	0	0
Daniel J. Prislin
Registered Investment Companies	19	$2.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	58	5.9 billion	2	$415.0 million
Rudy D. Torrijos III
Registered Investment Companies	11	1.2 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7	238.0 million	0	0
Jeffrey S. Van Harte
Registered Investment Companies	19	$2.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	58	$5.9 billion	2	$415.0 million
Lori P. Wachs
Registered Investment Companies	11	1.2 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	9	238.0 million	0	0
Nikhil G. Lalvani, CA
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	29	2.5 billion	2	620.0 million
Nashira S. Wynn
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	26	2.5 billion	2	620.0 million
Paul Grillo
Registered Investment Companies	17	$5.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	21	$2.9 billion	0	$0
Anthony A. Lombardi
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	32	2.5 billion	2	620.0 million
D. Tysen Nutt, Jr.
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	34	2.5 billion	2	620.0 million
Robert A. Vogel, Jr.
Registered Investment Companies	16	1.8 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	37	2.5 billion	2	620.0 million
Roger A. Early
Registered Investment Companies	22	$4.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$2.8 billion	0	$0
Thomas Chow
Registered Investment Companies	19	$7.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$1.3 billion	0	$0
Chuck M. Devereux
Registered Investment Companies	4	$547.7 million	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0	0	$0
Christopher M. Ericksen, CFA
Registered Investment Companies	19	$2.9 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	55	$5.7 billion	2	$415.0 million
Michael S. Tung, M.D.
Registered Investment Companies	11	1.2 billion	0	0
Other pooled Investment Vehicles	0	0	0	0
Other Accounts	9	238.0 million	0	0
Kevin P. Loome, CFA
Registered Investment Companies	20	$6.5 billion	0	$0
Other pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$478.5 million	0	$0

Description of Material Conflicts of Interest—The Manager
Individual portfolio managers may perform investment management services for other portfolios or accounts similar to those provided to the Portfolios and the investment action for such other portfolio or account and Portfolios may differ.  For example, an account or portfolio may be selling a security, while another account or Portfolio may be purchasing or holding the same security.  As a result, transactions executed for one portfolio or account may adversely affect the value of securities held by another portfolio, account, or a Portfolio.  Additionally, the management of multiple portfolios or accounts and the Portfolios may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other portfolios or accounts and the Portfolios.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or portfolio.  The investment opportunity may be limited, however, so that all portfolios or accounts for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple portfolios or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio manager’s compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.  Each portfolio manager (other than Messrs. Chow and Devereux) is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors.  The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, approximately 80% of the bonus is quantitatively determined.  For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis.  For managed  separate accounts the  portfolio  managers  are  compensated  according to the  composite percentile  ranking in consultant  databases.  There is no objective award for a fund that falls below the 50th percentile for a given time period.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

Due to the transitioning of responsibilities of Mr. Early, his bonuses for the past year were guaranteed.  It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

With respect to Messrs. Chow and Devereux, they are eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors.  There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts.  Generally, 50%-70% of the bonus is quantitatively determined.  For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined.  For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted.  For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted.  There is no objective award for a fund that falls below the 50th percentile over the three-year period.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The remaining 30%-50% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

Deferred Compensation — [update]

Incentive Plan/Equity Compensation Plan — Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.
The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula-based valuation methodology.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities – The Manager
[update:]
As of October 31, 2009, the portfolio managers for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio, and certain key personnel supporting the portfolio managers had collectively in excess of $6.8 million in the suite of products they manage, including $1,029,942, $1,467,259 and $2,085,218 in The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio, respectively.

II.  Portfolio Managers – Mondrian

The following information was provided by Mondrian, the sub-advisor to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

A.           Other Accounts Managed (as of December 31, 2009)
[update:]
	No. of Accounts	Total Assets Managed (in millions)	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees (in millions)

Robert Akester
Registered Investment Companies	1	$98	0	$0
Other Pooled Investment Vehicles	3	$1,377	0	$0
Other Accounts	7	$2,051	0	$0
Fiona A. Barwick
Registered Investment Companies	1	$92	0	$0
Other Pooled Investment Vehicles	8	$787	0	$0
Other Accounts	8	$2,255	0	$0
Joanna Bates
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$1,491	0	$0
Other Accounts	14	$2,497	0	$0
Nigel Bliss
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$357	0	$0
Other Accounts	11	$1,444	0	$0
Elizabeth A. Desmond
Registered Investment Companies	8	$995	0	$0
Other Pooled Investment Vehicles	8	$3,138	0	$0
Other Accounts	23	$6,091	0	$0
Clive Gillmore
Registered Investment Companies	*	*	*	*
Other Pooled Investment Vehicles	*	*	*	*
Other Accounts	*	*	*	*
John Kirk
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$527	0	$0
Other Accounts	15	$4,434	2	$820
Emma R. E. Lewis
Registered Investment Companies	5	$538	0	$0
Other Pooled Investment Vehicles	2	$685	0	$0
Other Accounts	5	$1,000	0	$0
Nigel G. May
Registered Investment Companies	4	$452	0	$0
Other Pooled Investment Vehicles	5	$205	0	$0
Other Accounts	20	$4,597	1	$284
Christopher A. Moth
Registered Investment Companies	1	$103	0	$0
Other Pooled Investment Vehicles	4	$1,200	0	$0
Other Accounts	19	$12,736	0	$0
* As Chief Executive Officer, Clive Gillmore has overall responsibility for all accounts.
Description of Potential Material Conflicts of Interest – Mondrian

Conflicts of Interest. Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities.  Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information.

Investment in shares of companies which are clients of Mondrian.

Dealing in investments as principal in connection with the provision of seed capital for Mondrian investment vehicles.

Side-by-side management of Mondrian hedge funds.

Dealing in investments as agent for more than one party.

Dual agency/cross trades.

Allocation of aggregated trades.

Allocation of investment opportunities.

Allocation of IPO opportunities.

“Cherry picking” (inappropriate attempts to improve the appearance of a portfolio).

Soft dollar arrangements — Other than the receipt of proprietary broker research, Mondrian does not have any soft dollar arrangements in place with brokers.

Pricing and valuation.

Employee external directorships and  appointments.

Employee personal account dealing.

Gifts and entertainment received and given

Mondrian’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise.  Compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would be reported to senior management and the Mondrian Compliance Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2.
Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3.
Equity Ownership - Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman, LLC, an independent private equity firm.  Mondrian is currently 61% owned by approximately 70 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 39% owned by private equity funds sponsored by Hellman & Friedman, LLC.  The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system.  This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

Ownership of Securities -- Mondrian

As of January 31, 2009, none of the portfolio managers owned shares of the Portfolios they manage.

TRADING PRACTICES AND BROKERAGE

The Manager or Mondrian, as the case may be, selects brokers/dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those brokers/dealers who will provide best execution for the Portfolios.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction.  A number of trades are made on a net basis, where securities are either purchased directly from the dealer or sold to the dealer.  In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.  When a commission is paid, the Manager or Mondrian pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Portfolio pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the aggregate dollar amount of brokerage commissions paid by each Portfolio was as follows:
[update:]
Portfolio	2009	2008	2007

The Large-Cap Growth Equity Portfolio		$109,169	$146,326
The Large-Cap Value Equity Portfolio		$4,004	$14,063
The Small-Cap Growth Equity Portfolio		$24,317	$168,223
The Focus Smid-Cap Growth Equity Portfolio		$5,798	$4,801
The Real Estate Investment Trust Portfolio		$653,701	$653,766
The Real Estate Investment Trust Portfolio II		$22,598	$35,347
The Select 20 Portfolio1		$5,192	$11,517
The International Equity Portfolio		$397,743	$372,904
The Labor Select International Equity Portfolio		$108,305	$282,061
The Emerging Markets Portfolio		$859,903	$998,737
The Emerging Markets Portfolio II2		N/A	N/A
The Global Real Estate Securities Portfolio3		$736,400	$690,582
The Core Focus Fixed Income Portfolio		$3,987	$1,491
The High-Yield Bond Portfolio		$1,298	$201
The Core Plus Fixed Income Portfolio		$10,478	$9,560
The Global Fixed Income Portfolio		N/A	N/A
The International Fixed Income Portfolio		N/A	N/A

1           Amounts paid prior to February 28, 2008 were paid by the Portfolio’s predecessor, The All-Cap GrowthPortfolio.
2           Commenced operations on [______], 2009.
2           Commenced operations on January 10, 2007.

Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager or Mondrian may allocate, out of all commission business generated by all of the Portfolios and accounts under its respective management, brokerage business to brokers or dealers who provide brokerage and research services.  These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager or Mondrian in connection with its respective investment decision-making process with respect to one or more Portfolios and separate accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolio or separate account generating the brokerage.

Securities transactions for The Large-Cap Growth Equity, The Large-Cap Value Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Select 20, The Real Estate Investment Trust, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Global Fixed Income, and The International Fixed Income Portfolios may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

As provided under the Securities Exchange Act of 1934, as amended, and each Portfolio’s Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions are directed to broker/dealers who provide such brokerage and research services may result in higher commissions, the Manager and Mondrian believe that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager or Mondrian which constitute, in some part, brokerage and research services used by the Manager or Mondrian in connection with their investment decision-making process and constitute, in some part, services used by them in connection with administrative or other functions not related to their investment decision-making process.  In such cases, the Manager or Mondrian will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process.

During the fiscal year ended October 31, 2008, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

Portfolio	Portfolio Transactions Amounts	Brokerage Commissions Amounts

The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II1
The Global Real Estate Securities Portfolio2
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

1	Commenced operations on [_________], 2009.
2	Commenced operations on January 10, 2007.

As of October 31, 2009, the Portfolios held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:
[update:]
Portfolio	Regular Broker/Dealer	Value

The Core Focus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio

The Manager or Mondrian may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager or Mondrian and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

The Portfolios have the authority to participate in a commission recapture program.  Under the program, and subject to seeking best execution as described in this section, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios in cash.  Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Portfolios.  The Manager and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
The Trust currently has an unlimited authorized number of shares of beneficial interest, with no par value, issued in separate portfolios.  All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and non-assessable.  Shares do not have pre-emptive rights.  While all shares have equal voting rights on matters affecting the Trust, each Portfolio would vote separately on any matter which affects only that Portfolio.  Shares of each Portfolio have a priority in that Portfolios’ assets, and in gains on and income from the portfolio of that Portfolio.

Each class of The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class may not vote on any matter that affects the Portfolio’s Distribution Plans under Rule 12b-1 and shares of the Original Class may not vote on any matter that affects The Global Real Estate Securities Portfolio’s Class P Distribution Plan under 12b-1.   Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of The Real Estate Investment Trust Portfolio may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares that they hold.  However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares.  General expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares, and Class R Shares will be allocated solely to those classes.  Similarly, with respect to The Global Real Estate Securities Portfolio, as a general matter, shareholders of Class P Shares may vote only on matters affecting the Rule 12b-1 Plan that relates to Class P Shares.  General expenses of The Global Real Estate Securities Portfolio will be allocated on a pro-rata basis among the classes according to asset size, except that expenses of the Plan of Class P Shares will be allocated solely to that class.

Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.  Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio.  Effective December 15, 2005, the name of The Small-Cap Growth Equity II Portfolio was changed to The Focus Smid-Cap Growth Equity Portfolio.  Effective February 1, 2008, the name of The All-Cap Growth Equity Portfolio was changed to The Select 20 Portfolio.  The Emerging Markets Portfolio II commenced operations on [_______], 2009.

Non-cumulative Voting
The Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

General Information
The Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of a Portfolio’s shares if in the opinion of management such rejection is in a Portfolio’s best interest.

For purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.55% of the dollar amount invested is generally charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds.  In lieu of paying that fee, an investor in The Emerging Markets Portfolio may elect, subject to agreement by the Portfolio, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply.  Investors should refer to the related Prospectus for more details on purchase reimbursement fees.  See “Determining Offering Price and Net Asset Value” below.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of the Trust, except for the Delaware REIT Fund as discussed below. However, certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million.

Effective April 22, 2008, existing beneficial shareholders of the Portfolios (except for existing beneficial shareholders of Delaware REIT Fund) whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, shareholders that have institutional accounts managed by the Manager's affiliate, Delaware Investment Advisers, a series of Delaware Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to fee described in the next sentence. All shareholders (except for shareholders of Delaware REIT Fund) whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts the shareholder may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. (See the applicable Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The International Equity Portfolio, The Emerging Markets Portfolio, and The Global Real Estate Securities Portfolio.) Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption. At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Certificates representing shares purchased are not ordinarily issued.  Certificates were previously issued for Class A and Institutional Class Shares of The Real Estate Investment Trust Portfolio.  However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained on behalf of the Trust.  The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.  An investor will be permitted to obtain a certificate for the Delaware REIT Fund in certain limited circumstances that are approved by an appropriate officer of the Trust.  No charge is assessed by the Trust for any certificate issued.  The Portfolios do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Trust.  In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate.  Please contact the Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor’s certificate(s) must accompany such request.

Purchases of The Global Real Estate Securities Portfolio

Original Class Shares of The Global Real Estate Securities Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges.  The only type of defined contribution plan that is permitted to become a new investor in Original Class Shares of The Global Real Estate Securities Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from The Global Real Estate Securities Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter.  The Original Class Shares of The Global Real Estate Securities Portfolio are not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore The Global Real Estate Securities Portfolio requires the above representations from any new defined contribution plan investors.  We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in the Prospectus and this Part B.  Defined contribution plans who do not qualify for Original Class Shares as described above may be eligible to purchase Class P Shares of The Global Real Estate Securities Portfolio as described below.

Class P Shares of The Global Real Estate Securities Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million.  There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer.  See the Class P Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in Class P Shares of The Global Real Estate Securities Portfolio.

Class P Shares are purchased at the NAV per share without the imposition of a front-end or contingent deferred sales charge.  Class P Shares are subject to annual 12b-1 Plan expenses for the life of the investment.  See “Plans Under Rule 12b-1” and “Determining Offering Price and Net Asset Value” below.

The Original Class Shares and Class P Shares represent a proportionate interest in The Global Real Estate Securities Portfolio’s assets and will receive a proportionate interest in the Portfolio’s income, before application, as to Class P Shares, of any expenses under the Class P Shares’ Rule 12b-1 Plan.

In comparing Original Class Shares and Class P Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class P Shares.

For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolio Classes, the Distributor and others will be paid, and in the case of Class P Shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class P Shares.

Plans under Rule 12b-1:  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for the Class P Shares (the “Plan”).  The Plan permits The Global Real Estate Securities Portfolio to pay for certain distribution, promotional, and related expenses involved in the marketing of Class P Shares.  The Plan does not apply to the Original Class Shares.  Such shares are not included in calculating the Plan’s fees and the Plan is not used to assist in the distribution and marketing of shares of the Original Classes’ Shares.  Shareholders of the Original Class may not vote on matters affecting the Plan.

The Plan permits The Global Real Estate Securities Portfolio, pursuant to its Distribution Agreement, to pay out of the assets of Class P Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of such shares.  These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers, dealers and others who enter into agreements with the Distributor.  In connection with the promotion of shares of the Class P, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning Class P and increase sales of the Class.

In addition, The Global Real Estate Securities Portfolio may make payments from the Rule 12b-1 Plan fees of Class P Shares directly to others, such as banks, who aid in the distribution of Class P Shares or provide services to Class P pursuant to service agreements with the Trust.  The Plan expenses relating to Class P Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

The maximum aggregate fee payable by The Global Real Estate Securities Portfolio under the Plan, and the related Distribution Agreement, is on an annual basis up to 0.25% of Class P Shares’ average daily net assets for the year of Class P Shares.  The Trust’s Board may reduce the amount payable under the Plan at any time.

While payments pursuant to the Plan may not exceed the foregoing amount with respect to the Class P Shares, the Plan does not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class P Shares.  The monthly fees paid to the Distributor under the Plan are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plan at any time.

All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class P Shares would be borne by such persons without any reimbursement from the Class.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Class may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the Distribution Agreement have been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or the Distribution Agreement, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreement.  Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner, as specified below.

Each year, the Board must determine whether continuation of the Plan is in the best interest of shareholders of The Global Real Estate Securities Portfolio and that there is a reasonable likelihood of the Plan providing a benefit to Class P Shares.  The Plan and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or the Distribution Agreement, or by a majority vote of the outstanding voting securities of the Class P Shares.  Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the outstanding voting securities of the Class P Shares, as well as by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement.  Any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement.  In addition, in order for the Plan to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are themselves Independent Trustees and who have no direct or indirect financial interest in the Plan or Distribution Agreement.  Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended October 31, 2009, the Rule 12b-1 payments for The Global Real Estate Securities Portfolio Class P Shares were $xx.  Such amount was not used by The Global Real Estate Securities Portfolio, as indicated below:
[update:]
Advertising
Annual/Semi-Annual Reports
Broker Sales Charges
Broker Trails
Salary and Commission to Wholesalers
Interest on Broker Sales Charges
Promotional-Other
Prospectus Printing (to other than current shareholders)
Wholesaler Expenses
Total

Purchases of Delaware REIT Fund

As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), are allowed in Delaware REIT Fund Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.  Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form.  You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

The minimum initial investment generally is $1,000 for Delaware REIT Fund Class A and Class C Shares of The Real Estate Investment Trust Portfolio.  Subsequent purchases of such Class A and Class C Shares generally must be at least $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, Trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  There are no minimum purchase requirements for Class R and Institutional Class Shares, but certain eligibility requirements must be satisfied.

For Class C Shares of the Portfolio, each purchase must be in an amount that is less than $1 million.  See “Investment Plans” below for purchase limitations applicable to retirement plans.  The Trust will reject any purchase order for more than $1 million or more of Class C Shares.  An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class C Shares, and generally are not subject to a CDSC.

The Delaware REIT Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions.  An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

FINRA has adopted amendments to its rules relating to investment company sales charges.  The Trust and the Distributor intend to operate in compliance with these rules.

Accounts of certain omnibus accounts and managed or asset allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

The Delaware REIT Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio’s assets and will receive a proportionate interest in that Portfolio’s income, before application, as to Class A, Class B, Class C, and Class R Shares, of any expenses under that Portfolio’s Rule 12b-1 Plans.

Alternative Purchase Arrangements:  The alternative purchase arrangements of the Delaware REIT Fund Class A Shares, Class B Shares, and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares, and other relevant circumstances.  Please note that as of May 31, 2007, the Delaware REIT Fund ceased to permit new or subsequent investments, including investment through automatic investment plans and by qualified retirement plans (such as 401(k), 403(b), or 457 plans), in Class B Shares of the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges.  Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses.  Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase.  Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class.  Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares’ annual Rule 12b-1 Plan expenses.  Unlike Class B Shares, Class C Shares do not convert to another Class.

The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares.  However, there can be no assurance as to the return, if any, that will be realized on such additional money.  In addition, the effect of any return earned on such additional money will diminish over time.

Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

In comparing Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C Shares.  Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class C Shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Delaware REIT Fund Classes, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares.  Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares, in that such fees and charges are used to finance the distribution of the respective Classes.  See “Plans Under Rule 12b-1.”

Dividends, if any, paid on the Delaware REIT Fund Classes will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Delaware REIT Fund Classes will be borne exclusively by such shares.  See “Determining Offering Price and Net Asset Value.”

Class A Shares:  Purchases of $50,000 or more of Delaware REIT Fund Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Delaware REIT Fund Classes Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser.  See “Special Purchase Features – Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The Distributor should be contacted for further information on these requirements, as well as the basis and circumstances upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission:  As described in the Delaware REIT Fund Classes’ Prospectus, for initial purchases of Class A Shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase.  In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Delaware REIT Fund Class A Shares.  Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation.  Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged.  The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares:  Class B Shares would have been, and Class C Shares are, purchased without a front-end sales charge.  Class B Shares redeemed within six-years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within twelve-months of purchase may be subject to a CDSC of 1.00%.  CDSCs are charged as a percentage of the dollar amount subject to the CDSC.  The charge will be assessed on an amount equal to the lesser of the NAV of such shares at the time of purchase or the NAV of such shares at the time of redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of the Delaware REIT Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund.  In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.  The Delaware REIT Fund Classes’ Prospectus includes information on the instances in which the CDSC is waived.

During the seventh year after purchase and thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares.  At the end of eight years after purchase, the investor’s Class B Shares will be automatically converted into Class A Shares of the Portfolio.  See “Automatic Conversion of Class B Shares” below.  Such conversion will constitute a tax-free exchange for federal income tax purposes.  Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period.  With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares:  Class B Shares would have been purchased at NAV without a front-end sales charge, and, as a result, the full amount of an investor’s purchase payment was invested in Portfolio shares.  The Distributor previously had compensated dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5.00% of the dollar amount purchased.  As discussed below, however, Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B Shares.  Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.  The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees made it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange.  Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange.  See “Redemption and Exchange” below.

Automatic Conversion of Class B Shares:  Class B Shares of the Delaware REIT Fund, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion to Class A Shares.  Conversions of Class B Shares to Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a “Conversion Date”).  A business day is any day that the New York Stock Exchange is open for business (“Business Day”).  If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor’s Class B Shares will be converted on that date.  If the eighth anniversary occurs between Conversion Dates, an investor’s Class B Shares will be converted on the next Conversion Date after such anniversary.  Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A Shares.

Class B Shares of the Delaware REIT Fund acquired through a reinvestment of dividends will convert to Class A Shares of the Delaware REIT Fund pro-rata with Class B Shares not acquired through dividend reinvestment.

All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative: Class C Shares of the Delaware REIT Fund may be purchased at NAV without a front-end sales charge, and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares.  The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased.  As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C Shares.  Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares.  See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes:  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares, and the Class R Shares of Delaware REIT Fund (the “Plans”).  Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.  The Plans do not apply to the Institutional Class.  Such shares are not included in calculating the Plans’ fees and the Plans are not used to assist in the distribution and marketing of the Institutional Class Shares.  Shareholders of the Institutional Class Shares may not vote on matters affecting the Plans.

The Plans permit each of the Delaware REIT Fund Classes, pursuant to its Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class.  These expenses include, among other things, preparing and distributing advertisements, sales literature, prospectuses and reports used for sales purposes, compensating sales and marketing personnel; and paying distribution and maintenance fees to brokers, dealers, and others.  In connection with the promotion of shares of the Delaware REIT

Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

In addition, the Portfolio may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Trust.  The Plan expenses relating to Class B Shares, Class C Shares and Class R Shares are also used to pay the Distributor for advancing out of the Distributor’s own assets the commission costs to dealers with respect to the initial sale of such shares.

While payments pursuant to the Plans may not exceed the foregoing amounts with respect to the Delaware REIT Fund Classes, the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Delaware REIT Fund Classes.  The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

The maximum aggregate fee payable by the Delaware REIT Fund of The Real Estate Investment Trust Portfolio under the Plans, and the related Distribution Agreements, is on an annual basis up to 0.30% of Class A Shares’ average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares’ and Class C Shares’ average daily net assets for the year and up to 0.60% of Class R Shares’ average daily net assets for the year.  The Trust’s Board of Trustees may reduce the amounts payable under each Plan at any time.  Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares is 0.25%.

All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares, and Class R Shares would be borne by such persons without any reimbursement from such Classes.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.  Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner, as specified below.

Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Delaware REIT Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Class.  The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or the Distribution Agreements, or by a majority vote of the outstanding voting securities of the relevant Class.  Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  With respect to the Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares.  Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended October 31, 2008, the Rule 12b-1 payments for Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, and Class R Shares were: $xxx,xxx, $xxx,xxx, $xxx,xxx, and $xx,xxx, respectively.  Such amounts were used for the following purposes:
[update:]

Delaware REIT Fund	Class A	Class B	Class R	Class R

Advertising
Annual/Semi-Annual Reports
Broker Sales Charges
Broker Trails1
Salary and Commission to Wholesalers
Interest on Broker Sales Charges
Promotional-Other
Prospectus Printing (to other than current shareholders)
Wholesaler Expenses
Total

1
The broker trail amounts listed in this row are principally based on payments made to broker dealers monthly.  However, certain brokers receive trail payments quarterly.  The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers – Delaware REIT Fund Classes:  The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Portfolios, to Financial Intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing.  For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing, educational support, and ticket charges.  Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Portfolios.  The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Portfolios’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Portfolio’s shares.  The Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Portfolio shares through Financial Intermediaries.

Buying Class A Shares at Net Asset Value:  The Delaware REIT Fund Prospectus for Class A, Class B, Class C, and Class R sets forth the categories of investors who may purchase Class A Shares at NAV.  This section provides additional information regarding this privilege.  The Fund must be notified in advance that a trade qualifies for purchase at NAV.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A Shares at NAV.  The requirements are as follows:

•
The purchase must be made by a group retirement plan (excluding defined benefit plans) (i) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004 and (ii) where the plan participant records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan (a) has in excess of $500,000 of plan assets invested in Class A Shares of one or more Delaware Investments® Funds; or (b) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees.  See “Group Investment Plans” below for information regarding the applicability of the Limited CDSC.

•
The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

As disclosed in the Delaware REIT Fund Prospectus for Class A, Class B, Class C, and Class R, certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV.  These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class Shares or interests in a collective trust as a result of a change in distribution arrangements.

Allied Plans:  Class A Shares of the Delaware REIT Fund are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) that are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed, and which allow investments in Class A Shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”).  Class C Shares are not eligible for purchase by Allied Plans.

With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares.  See “Combined Purchases Privilege” below.

Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge.  However, exchanges of eligible fund shares, both Delaware Investments® Funds and non-Delaware Investments®, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.  See “Investing by Exchange” under “Investment Plans” below.

A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan.  In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.  See “Class A Shares” above.

The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid.  Waivers of the Limited CDSC, as described in the Delaware REIT Fund Classes’ Prospectus, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares.  When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A Shares of the Delaware REIT Fund are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period.  Effective January 1, 2007, the Funds no longer accept retroactive letters of intent.  The 13-month period begins on the date of the earliest purchase.  If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Those purchasers may include the value (at offering price at the level designated in their letter of intent) of all Classes of shares of the Delaware REIT Fund and of other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below.  Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  For purposes of satisfying an investor’s obligation under a letter of intent, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

Employers offering a Delaware Investments® retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan.  The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed letter of intent based on these acceptance criteria.  The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent.  If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted.  In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time.  Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class.  Class B Shares and Class C Shares of the Portfolio and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares of the Delaware REIT Fund, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation:  In determining the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Delaware REIT Fund and all other Delaware Investments® Funds.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000, and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%.  For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A Shares in the Delaware REIT Fund Classes’ Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

12-Month Reinvestment Privilege:  Holders of Class A Shares of the Delaware REIT Fund (and of the Institutional Class holding shares that were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Delaware REIT Fund or in the same Class of any of the other Delaware Investments® Funds.  In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge.  The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold.  This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC.  Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares.  The reinvestment privilege does not extend to a redemption of Class B or Class C Shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share).  The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

Investors should consult their financial advisors or the Transfer Agent, which also serves as the Delaware REIT Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans:  Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the Delaware REIT Fund Classes’ Prospectus, based on total plan assets.  If a company has more than one plan investing in the Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Delaware REIT Fund in which the investment is being made at the time of each such purchase.  Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments® investment accounts if they so notify the Delaware REIT Fund in which they are investing in connection with each purchase.  See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange.”  Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that, RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

The following investment plans apply only to the Delaware REIT Fund Classes.

Reinvestment Plan
Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class A, B, or C Shares in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.  All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date).  A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in Other Delaware Investments® Funds
Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of the Delaware REIT Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Delaware REIT Fund, in states where their shares may be sold.  Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee.  The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested.  Any reinvestment directed to the Delaware REIT Fund in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Delaware REIT Fund, provided an account has been established.  Dividends from Class A Shares may only be directed to other Class A Shares, dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares, and dividends from Class R Shares may only be directed to other Class R Shares.

Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held:  traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

Investing by Exchange
If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Delaware REIT Fund.  If you wish to open an account by exchange, call the Shareholder Service Center at 800-523-1918 for more information.  All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Delaware REIT Fund Classes’ Prospectus.  See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange.”  The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly).  Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments® Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
Direct Deposit Purchase Plan:  Investors may arrange for the Delaware REIT Fund to accept for investment in Class A Shares, Class C Shares, or Class R Shares, through an agent bank, pre-authorized government, or private recurring payments.  This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits.  It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

Automatic Investing Plan:  Shareholders of Class A Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account.  This type of investment will be handled in either of the following ways:  (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks.  Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

This option is not available to participants in the following plans:  SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.

*           *           *

Minimum Initial/Subsequent Investments by Electronic Fund Transfer:  Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more.  An investor wishing to take advantage of either service must complete an authorization form.  Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Payments to the Delaware REIT Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise.  Any such payments are subject to reclamation by the federal government or its agencies.  Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank.  In the event of a reclamation, the Delaware REIT Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source.  In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Delaware REIT Fund.

Direct Deposit Purchases by Mail
Shareholders may authorize a third-party, such as a bank or employer, to make investments directly to their Delaware REIT Fund accounts.  The Delaware REIT Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
You or your investment dealer may request purchases of Class A and C Shares of the Delaware REIT Fund by phone using the on demand service.  When you authorize the Delaware REIT Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your Delaware REIT Fund account, you must have your signature guaranteed.  The Delaware REIT Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
Shareholders can use the systematic exchange option to invest in the Class A Shares and C Shares of the Delaware REIT Fund through regular liquidations of shares in their accounts in other Delaware Investments® Funds.  Shareholders of the Class A and C Shares may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option.  If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Delaware REIT Fund Classes’ Prospectus.  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market.  The price of the Delaware Investments® Fund into which investments are made could fluctuate.  Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low Fund share prices.  This program involves automatic exchanges between two or more Fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program.  Shareholders can terminate their participation in systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.  This option also is not available to shareholders of the Institutional Class.

Asset Planner
The Funds previously offered the Asset Planner asset allocation service.  This service is no longer offered for the Funds.  Please call the Shareholder Service Center at (800) 523-1918 if you have any questions regarding this service.

Retirement Plans
An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans, such as:  traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans.  In addition, the Fund may be suitable for use in Roth IRAs and Coverdell Education Savings Accounts (“Coverdell ESAs”).  For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor.  To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares.  See the Delaware REIT Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees, and/or other administrative or trustee fees.  Fees are based upon the number of participants in the plan as well as the services selected.  Additional information about fees is included in retirement plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders.  Certain retirement plans may qualify to purchase shares of the Institutional Class Shares.  See “Availability of Institutional Class Shares” above.  For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800-523-1918.

Taxable distributions from retirement plans may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

All Portfolios Except The Delaware REIT Fund of The Real Estate Investment Trust Portfolio

Orders for purchases and redemptions of shares of a Portfolio are effected at the NAV of that Portfolio next calculated after receipt of the order by such Portfolio, its agent or certain other authorized persons.  See “Distributor” under “Investment Manager and Other Service Providers above for more information.”  In addition, with respect to The Emerging Markets Portfolio, there is an applicable purchase reimbursement fee equal to 0.55% of the dollar amount invested.

A Portfolio’s NAV is computed at the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed:

New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

The Delaware REIT Fund of The Real Estate Investment Trust Portfolio and The Global Real Estate Securities Portfolio

Orders for purchases and redemptions of Class A Shares of the Delaware REIT Fund and Original Class and Class P Shares of The Global Real Estate Securities Portfolio are effected at the offering price next calculated by the Fund after receipt of the order by each Fund or Portfolio, its agent or certain other authorized persons.  See “Distributor” under “Investment Manager and Other Service Providers” above.  Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class of the Delaware REIT Fund are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons.  Selling dealers are responsible for transmitting orders promptly.

The offering price for Class A Shares of the Delaware REIT Fund consists of the NAV per share plus any applicable front-end sales charges.  The offering price for Original Class and Class P Shares of The Global Real Estate Securities Portfolio consists of the NAV per share.  Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time, on days when the NYSE is open for business.  The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m., Eastern time. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio or The Global Real Estate Securities Portfolio, respectively.  The NAVs of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class.  All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class’ percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares of The Real Estate Investment Trust Portfolio and Class P Shares of The Global Real Estate Securities Portfolio alone will bear the 12b-1 Plan expenses payable under their respective Plans.  Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio or The Global Real Estate Securities Portfolio may vary.  However, the NAV per share of each Class is expected to be equivalent.

*           *           *

The NAV per share of each Portfolio is determined by dividing the total market value of the Portfolio’s investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio.  Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE.  Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and asked price.  Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.  NAV includes interest on fixed income securities, which is accrued daily.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities.  Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation.  If there is no such reported sale, the latest quoted mean price will be used.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices.  Non-exchange traded options are also valued at the mean between the last reported bid and asked prices.  Futures contracts are valued at their daily quoted settlement price.  The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board, as applicable.

The securities in which The Large-Cap Value Equity, The Global Real Estate Securities, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday).  As a result, the NAV of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar, as provided by an independent pricing service or any major bank, including Mellon.  Forward foreign currency contracts are valued at the mean price of the contract.  Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

REDEMPTION AND EXCHANGE

All Portfolios Except Delaware REIT Fund of The Real Estate Investment Trust Portfolio
Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

           No charge is made by any Portfolio for any redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.55%.  Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind.  If redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed.  Any portfolio securities paid or distributed in-kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions or other transaction costs.  Payment for shares redeemed ordinarily will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order.  See “Redemption of Shares” in the Trust’s Prospectuses for more information.  Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of the Manager will not be subject to the Trust’s in-kind redemption requirements until such time as the Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder.

The value of a Portfolio’s investments is subject to changing market prices.  Redemption proceeds may be more or less than the shareholder’s cost depending upon the market value of the Portfolio’s securities.  Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

Each Portfolio also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to a Portfolio and therefore may be refused.  For more information about the Portfolios’ policies concerning “market timing,” see “General Information” under “Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio” below.

Small Accounts
Effective April 22, 2008, existing beneficial shareholders of the Portfolios (except for existing beneficial shareholders of Delaware REIT Fund) whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to fee described in the next sentence.    All

shareholders (except for shareholders of Delaware REIT Fund) whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, may be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts.

*           *           *

The Trust has available certain redemption privileges, as described below and in the related Prospectus.  They are unavailable to shareholders of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio whose redemptions trigger the special in-kind redemption procedures.  See the related Prospectus.  The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
Shareholders wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002 prior to 4:00 p.m., Eastern time, and have the proceeds mailed to them at the record address.  Checks payable to the shareholder(s) of record will normally be mailed three Business Days, but no later than seven days, after receipt of the redemption request.

In addition, redemption proceeds can be transferred to your pre-designated bank account by wire or by check by calling the Trust, as described above.  The telephone redemption option on the Account Registration Form must have been elected by the shareholder and filed with the Trust before the request is received.  Payment will be made by wire or check to the bank account designated on the authorization form as follows:

Payment By Wire:  Request that Federal Funds be wired to the bank account designated on the Account Registration Form.  Redemption proceeds will normally be wired on the next Business Day following receipt of the redemption request.  There is no charge for this service.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder’s bank account.

Payment by Check:  Request that a check be mailed to the bank account designated on the Account Registration Form.  Redemption proceeds will normally be mailed three Business Days, but no later than seven days, from the date of the telephone request.  This procedure will take longer than the Payment by Wire option (described above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.  If expedited payment under these procedures could adversely affect a Portfolio, the Trust may take up to seven days to pay the shareholder.

To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form.  If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege

Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other Delaware Investments® Funds.  Exchange requests should be sent to:  Delaware Pooled® Trust, P.O. Box 219656, Kansas City, MO 64121-9656, Attn: Client Services.

Any such exchange will be calculated on the basis of the respective NAVs of the shares involved and will be subject to the minimum investment requirements noted above.  There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio.  See “Exchange Privilege” under “Shareholder Services” in the related Prospectus.  The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled.  Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

Exchange requests may be made either by mail, facsimile message, or telephone.  Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical.  Requests for exchanges received prior to 4:00 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day.  Requests received after this time will be processed on the next Business Day.  Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders.  Exchanges into and out of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus under “Purchase of Shares” and “Redemption of Shares.”

For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized.  The Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days’ written notice to client shareholders.

*    *    *

Neither the Trust, the Portfolios, nor any of the Portfolios’ affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption, or exchange of Portfolio shares which are reasonably believed to be genuine.  With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption and Exchange Policies for the Delaware REIT Fund Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares of The Real Estate Investment Trust Portfolio

General Information:  You can redeem or exchange your Delaware REIT Fund Class A, Class B, Class C, Class R, and Institutional Class Shares in a number of different ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC.  For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day.  A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount.  In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner.  Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction.  For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds.  Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.  You may request a redemption or an exchange by calling the Shareholder Service Center at (800) 523-1918.  The Trust may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC.  This is computed and effective at the time the offering price and NAV are determined.  See “Determining Offering Price and Net Asset Value.”  This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day.  The selling dealer has the responsibility of transmitting orders to the Distributor promptly.  Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by a Portfolio or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled.  The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.  You can avoid this potential delay if you purchase shares by wiring Federal Funds.  The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon.  Shareholders may be responsible for any losses to a Portfolio or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted, or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase.  In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in kind.  Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions.  However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of a Portfolio during any 90-day period for any one shareholder.

The value of a Portfolio’s investments is subject to changing market prices.  Thus, a shareholder redeeming shares of the Portfolio may sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below.  Class B and Class C Shares are subject to CDSCs as described under “Contingent Deferred Sales Charge – Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectus.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Delaware REIT Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class B Shares or Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares.  However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged.  In the case of Class B Shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B.  In an exchange of Class B Shares, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.  With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares.  Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in New Shares were made directly.

Holders of Class A Shares of the Delaware REIT Fund may exchange all or part of their shares for certain of the shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares, or Class R Shares of the Fund or of

any other Delaware Investments® Fund.  Holders of Class B Shares are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments® Funds.  Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments® Funds.  The Fund’s Class B Shares and Class C Shares acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made.  The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.  Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).  Permissible exchanges into Class B Shares or Class C Shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person or group, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Delaware REIT Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund.  A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares.  If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer.  The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred.  The Delaware REIT Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Delaware REIT Fund’s exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption: You can write to the Trust at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or (430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to redeem some or all of your Fund shares.  The request must be signed by all owners of the account or your investment dealer of record.  For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature guarantee for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”).  The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request.  If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order.  Certificates generally are no longer issued for Class A Shares and Institutional Class Shares.  Certificates are not issued for Class B Shares, Class C Shares, or Class R Shares.

Written Exchange: You may also write to the Trust (at P.O. Box 219656, Kansas City, MO 64121-9656) by regular mail or (430 W. 7th Street, Kansas City, MO 64105 by overnight courier service) to request an exchange of any or all of your shares of the Fund into another in Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange:  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you.  If you hold your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account.  The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders.  It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.  With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.  Telephone instructions received by the Class A, B, and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone.  By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption – Check to Your Address of Record:  The Telephone Redemption feature is a quick and easy method to redeem shares.  You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record.  Checks will be payable to the shareholder(s) of record.  Payment is normally mailed the next Business Day after receipt of the redemption request.  This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption – Proceeds to Your Bank:  Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check.  You should authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed.  For your protection, your authorization must be on file.  If you request a wire, your funds will normally be sent the next Business Day.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the

Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account.  A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds.  If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account.  Simply call the Shareholder Service Center at 800-523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange:  The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.  You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above.  As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above.  Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service:  You or your investment dealer may request redemptions of Class A, B, and C Shares by phone using the on demand service.  When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account.  Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time.  There is a $25 minimum and $100,000 maximum limit for on demand service transactions.  For more information, see “On Demand Service” under “Investment Plans.”

Systematic Withdrawal Plans:  Shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of the Delaware REIT Fund who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal.  This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount.  This $5,000 minimum does not apply for the investments made through qualified retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days.  Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV.  This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program.  To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.  Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes.  This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.  Purchases of Class A Shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds, or is investing in Delaware Investments® Funds which do not carry a sales charge.  Redemptions of Class A Shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase.  The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.  The 12% annual limit will be reset on the date that any systematic withdrawal plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date.  See the Delaware REIT Fund Prospectus for Classes A, B, C, and R for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form.  If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed.  Each signature guarantee must be supplied by an eligible guarantor institution.  The Delaware REIT Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check.  In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the on demand service.  Your funds will normally be credited to your bank account up to four Business Days after the payment date.  There are no separate fees for this redemption method.  It may take up to four Business Days for the transactions to be completed.  You can initiate this service by completing an account services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Fund does not charge a fee for this service; however, your bank may charge a fee.  This service is not available for retirement plans.

The systematic withdrawal plan is not available for the Institutional Class of the Delaware REIT Fund.  Shareholders should consult with their financial advisors to determine whether a systematic withdrawal plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value:  For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class A Shares being redeemed; or (ii) the NAV of such Class A Shares at the time of redemption.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A Shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange.  The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period.  The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.  The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges:  Please see the Delaware REIT Fund Prospectus for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class B and C Shares may be waived.

As disclosed in the Prospectus for Classes A, B, C, and R of the Delaware REIT Fund, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC.  The following plans may redeem shares without paying a CDSC:

•
The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

The following supplements the information in the Prospectuses.  All references to Portfolios in the following “Distributions and Taxes” section includes Delaware REIT Fund, except where noted.

Distributions

The policy of the Trust is to distribute substantially all of each Portfolio’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid any federal income or excise taxes.  This may require additional payments, if any, to be made during the first quarter of the following taxable year.

Each class of shares of a Portfolio will share proportionately in the investment income and expenses of such Portfolio, except that, absent any applicable fee waiver, the A, B, C, and R Classes of Delaware REIT Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

All dividends and capital gain distributions of accounts in the Delaware REIT Fund Institutional Class shall be automatically reinvested in such Class.  For all other Portfolios and for the other Classes of the Delaware REIT Fund, shareholders may elect in writing to receive dividends and capital gain distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios.  The amounts of any dividend or capital gain distributions cannot be predicted.  Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash.  If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest.  A Portfolio may deduct from a shareholder’s account the costs of the Portfolio’s effort to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Portfolio is otherwise unable to locate the shareholder or verify the shareholder’s mailing address.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes
Distributions of Net Investment Income.  The Portfolios receive income generally in the form of dividends and interest on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Portfolio from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.  Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  A Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Portfolio.  Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary in order to reduce or eliminate federal excise or income taxes on the Portfolio.

           Returns of Capital.  If a Portfolio’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities.  Certain of the Portfolios may be permitted to invest in foreign securities as described above.  Accordingly, a Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Portfolio’s distributions paid to you.

Pass-through of foreign tax credits.  If more than 50% of a Portfolio’s total assets at the end of a fiscal year is invested in foreign securities, the Portfolio may elect to pass through to you your pro rata share of foreign taxes paid by the Portfolio.  If this election is made, the Portfolio may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  A Portfolio will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  Your use of foreign dividends, designated by a Portfolio as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Portfolio.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease a Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  Certain of the Portfolios may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, each Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders.  Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions.  The Portfolios will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, a Portfolio may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders a Portfolio may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by a Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  Each Portfolio has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to so qualify during the current fiscal year.  As a regulated investment company, a Portfolio generally is not subject to entity level federal income tax on the income and gains it distributes to you.  The Board of Trustees reserves the right not to distribute a Portfolio’s net long-term capital gain or not to maintain the qualification of a Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Portfolio would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Portfolio would be notified that they are entitled to a credit or refund for the tax paid by the Portfolio.  If a Portfolio fails to qualify as a regulated investment company, the Portfolio would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Portfolio’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain asset diversification, income and distribution specific requirements, including:

(i)           A Portfolio must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Portfolio’s total assets, and, with respect to 50% of the Portfolio’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Portfolio’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)           A Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)           A Portfolio must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise Tax Distribution Requirements.  As a regulated investment company, each Portfolio is required to distribute its income and gains on a calendar year basis, regardless of the Portfolio’s fiscal year end as follows:

Required distributions.  To avoid a 4% federal excise tax, the Code requires each Portfolio to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Portfolio intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Portfolio Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Portfolio shares are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis — Delaware REIT Fund Class A shares only.  In reporting gain or loss on the sale of your shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
•	In your original purchase of shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
•	You sell some or all of your original shares within 90 days of their purchase, and
•	You reinvest the sales proceeds in the Delaware REIT Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:  In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Conversion of Delaware REIT Fund Class B shares into Delaware REIT Fund Class A shares.  The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, a Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Portfolio, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Portfolio on or after January 1, 2012.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Portfolio.  Income on investments by a Portfolio in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (for example, GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual shareholders, a portion of the dividends paid by a Portfolio may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Portfolio out of dividends earned on the Portfolio’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by certain Portfolios will be qualified dividend income because the Portfolios invest primarily in debt instruments and/or non-qualified foreign securities. Income dividends from interest earned by the Portfolios on debt securities and non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rates.

Both a Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment.  Specifically, a Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Portfolio will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Portfolio’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Portfolio with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by a Portfolio may qualify for the dividends-received deduction.  The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to the Portfolio’s shareholders and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Portfolios will be eligible for the corporate dividends-received deduction because the Portfolios invest primarily in debt instruments and/or foreign securities.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities.  The Portfolios may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Portfolio (possibly causing a Portfolio to sell securities to raise the cash for necessary distributions) and/or defer a Portfolio’s ability to recognize a loss, and, in limited cases, subject a Portfolio to U.S. federal income tax on income from certain foreign securities.  These rules could also affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Portfolio.  For example:

Derivatives.  Certain Portfolios are permitted to invest in certain options, futures, forwards, and foreign currency contracts.  If a Portfolio makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, the Portfolio also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions.  A Portfolio’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Portfolio’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Tax straddles.  A Portfolio’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Portfolio’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Portfolio could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Certain Portfolios may invest in convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Portfolios are permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, the Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit Default Swap Agreements.  Certain of the Portfolios may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Portfolios intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Portfolios intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which the Portfolio will be able to engage in credit default swap agreements.

Investment in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Such Fund's investment in a U.S. REIT may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investment in a U.S. REIT may at other times result in the Fund's receipt of cash in excess of the U.S. REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. If a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Investment in Complex Securities — Investment in taxable mortgage pools (excess inclusion Income)” and “Non U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non U.S. REIT may be considered an investment in a PFIC, as discussed above in “Effect of Investment in Foreign Securities- PFIC securities.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  The Portfolios may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, a Portfolio must withhold a portion of your taxable dividends and sales proceeds unless you:

•          provide your correct social security or taxpayer identification number,
•          certify that this number is correct,
•          certify that you are not subject to backup withholding, and
•          certify that you are a U.S. person (including a U.S. resident alien).

A Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are  nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Portfolio from its net long-term capital gains, and with respect to taxable years of a Portfolio beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by a Portfolio and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Portfolio beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Portfolio and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of a Portfolio beginning before January 1, 2010 (sunset date), dividends designated by a Portfolio as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by a Portfolio as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for a Portfolio to designate, and each Portfolio reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Portfolio’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by a Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Portfolio shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.  Certain Portfolios may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Portfolio, from a U.S.-REIT (other than one that is domestically controlled) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to a Portfolio’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Portfolio distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

In the event a sale of Portfolio shares results in FIRPTA gain, the gain will be taxed as income “effectively connected with a U.S. trade or business.”  As a result the non-U.S. shareholder will be required to pay U.S. income tax on such gain and file a nonresident U.S. income tax return.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S estate tax may apply to Portfolio shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Portfolio at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of a Portfolio by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Portfolio.

PERFORMANCE INFORMATION

To obtain the Portfolios’ most current performance information, please call 800 231-8002 or visit www.delawareinvestments.com/institutional.

Performance quotations represent the Portfolios’ past performance and should not be considered as representative of future results.  The Portfolios will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

[_______________], which is located at [______________________________________], serves as the Independent Registered Public Accounting Firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Portfolio’s Annual Report.  Each Portfolio’s Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of [_______________], the independent registered public accounting firm, for the fiscal year ended October 31, 2008, are included in each Portfolio’s Annual Report to shareholders.  The financial statements, financial highlights and the notes relating thereto and the reports of [_______________] listed above are [_______________]from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

As of January 31, 2010, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio.  Management has no knowledge of beneficial ownership.

[update]:

Portfolio	Name and Address of Account	Percentage

The Large-Cap Growth Equity Portfolio	The Oregon Community Foundation 1221 SW Yamhill Street Suite 100 Portland, OR 97205-2108	9.01%

	Arnold and Mabel Beckman Foundation 100 Academy Irvine, CA 92617-3002	10.68%

	Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	7.70%

	The Batchelor Foundation Inc. 1680 Michigan Ave. Miami Beach, FL 33139-2514	7.78%

	Washington College 300 Washington Ave. Chestertown, MD 21620-1197	6.75%

	Syracuse University 621 Skytop Road, Suite 120 Syracuse, NY 13244-0001	6.21%

	Manufacturers & Traders Trust Trustee Pinnacle Health Systems Pension Plan Defined Benefit Plan 1 M T Plaza, Room 9 Buffalo, NY 14203-2399	6.30%

	Pinnacle Health System 409 S 2nd Street, Suite 2B Harrisburg, PA 17104-1612	5.73%

The Large-Cap Value Equity Portfolio	Jesuit High School of New Orleans 4133 Banks Street New Orleans, LA 70119	50.96%

	Richard Bland College Foundation Fund 11301 Johnson Road Petersburg, VA 23805	9.28%

	Strafe & Co Fao Oneok Inc Coll Barg Unit 340 South Cleveland Ave., Bldg 350 Westerville, OH 43081-8917	33.69%

The Mid-Cap Growth Equity Portfolio	Roosevelt University 430 South Michigan Avenue Chicago, IL 60605	89.96%

	Richard Bland College Foundation Fund 11301 Johnson Road Petersburg, VA 23805	8.45%

The Small-Cap Growth Equity Portfolio	Patterson and Company 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	22.18%

	Patterson and Company Portfolio Strategies Omnibus 1525 West WT Harris Boulevard Charlotte, NC 28288-0001	17.90%

	First Union Portfolio Strategies Omnibus 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	59.92%

The Focus Smid-Cap Growth Equity Portfolio	Christopher Bonavico San Francisco, CA 94126	16.59%

	Kenneth F. Broad and Jaclyn Jafarian Broad Mill Valley, CA 94941	19.71%

	DMH Corp Attn: Rick Salus 2005 Market Street, 9 th Floor Philadelphia, PA 19103-7007	39.82%

	Van Harte-Smith Family Revocable Trust 70 Club Drive San Carlos, CA 94070-1647	16.43%

The Smid-Cap Growth Equity Portfolio	DMH Corp Attn: Rick Salus 2005 Market Street, 9 th Floor Philadelphia, PA 19103-7007	100%

Delaware REIT Fund – Class A	Wilmington Trust Co as Trustee for the benefit of Virtua 401(k) Savings Plan c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	7.65%

Delaware REIT Fund – Class B	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.05%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2 nd Floor Jacksonville, FL 32246-6484	7.30%

Delaware REIT Fund – Class C	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	13.45%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2 nd Floor Jacksonville, FL 32246-6484	11.11%

Delaware REIT Fund – Class R	MG Trust Company Cust for the benefit of Price River Water Improvement District Retirement Plan 700 17 th Street, Suite 300 Denver, CO 80202-3531	7.13%

	MLPF&S for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2 nd Floor Jacksonville, FL 32246-6484	5.73%

The Real Estate Investment Trust Portfolio II	Saxon and Co. P.O. Box 7780-1888 Philadelphia, PA 19182-0001	37.91%

	Mac & Co. Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	30.57%

	National City Bank as Trustee for Lexington Theological Seminary Attn: Trust Mutual Funds 4100 West 150th Street Cleveland, OH 44135-1304	31.52%

The Select 20 Portfolio	Lincoln National Life Insurance Co. 1300 South Clinton Street Fort Wayne, IN 46802-3506	13.36%

	Van Harte-Smith Family Revocable Trust 70 Club Drive San Carlos, CA 94070-1647	11.28%

	Christopher Bonavico San Francisco, CA 94126	7.61%

	Whittier College Endowment 13406 Philadelphia Street Whittier, CA 90601-4413	29.49%

	JDA Family Trust Potomac, MD 20854	7.97%

	Mariano Rivera Purchase, NY 10577	12.96%

	Northern Virginia Cardiology Associates PC Money Purchase Pension Plan and Trust 8505 Arlington Boulevard, Suite 200 Fairfax, VA 22031-4630	8.36%

The International Equity Portfolio	Patterson and Company Mutual Funds 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	30.94%

	Patterson and Company Portfolio Strategies Omnibus 1525 West WT Harris Boulevard Charlotte, NC 28288	10.50%

	First Union Portfolio Strategies Omnibus 1525 West WT Harris Boulevard Charlotte, NC 28262-8522	11.36%

The Labor Select International Equity Portfolio	Local 804 I.B.T & Local 447 I.A.M. UPS Multi-Employer Retirement Plan 55 Glenlake Pkwy NE Atlanta, GA 30328-3474	11.03%

	Laborers Pension Fund 11465 Cermak Road Westchester, IL 60154-5768	5.01%

	Michigan Laborers Pension Fund 6525 Centurion Drive Lansing, MI 48917-9275	5.58%

The Emerging Markets Portfolio	Northern Trust Co. Trustee for the Teachers Retirement System of the State of Illinois Master Trust 50 South La Salle Street Chicago, IL 60675-0001	15.54%

	Indiana Public Employees Retirement Fund 143 West Market Street Indianapolis, IN 46204-2801	10.06%

	Children’s Healthcare of Atlanta, Inc. 1584 Tullie Circle NE Atlanta, GA 30329-2311	10.31%

	Employees’ Retirement System of Rhode Island Attn: Joan Caine, Deputy Treasurer 40 Fountain Street, 8 th Floor Providence, RI 02903-1800	7.76%

	Alameda County Employees Retirement Association 475 14 th Street, Suite 1000 Oakland, CA 94612-1916	7.29%

The Global Real Estate Securities Portfolio – Original Class	DMH Corp. Atttn: Rick Salus 2005 Market Street, 9th Floor Philadelphia, PA 19103-7007	99.83%

The Global Real Estate Securities Portfolio – Class P	NFS LLC FEBO Trust Point Inc. P.O. Box 489 La Crosse, WI 54602-0489	6.30%

	Genworth Financial Trust Co. for the Benefit of Genworth Financial Asset Mgmt. for the Benefit of their Mutual Clients 3200 North Central Ave., 7th Floor Phoenix, AZ 85012-2468	93.70%

The Intermediate Fixed Income Portfolio	DMH Corp. Attn: Rick Salus 2005 Market Street, 9th Floor Philadelphia, PA 19103-7007	74.11%

	Freight Drivers & Helpers Local 557 9411 Philadelphia Road, Suite S Baltimore, MD 21237-4168	8.46%

	Plumbers Local Union 690 Industry Funds Employee's Pension Plan 2791 Southampton Road Philadelphia, PA 19154-1211	6.48%

	Richard Bland College Foundation Fund 11301 Johnson Road Petersburg, VA 23805-7100	9.87%

The Core Focus Fixed Income Portfolio	Southeastern Regional Medical Center Funded Depreciation Fund 300 W. 27 th Street Lumberton, NC 28358-3075	32.93%

	Saxon & Co P.O. Box 7780-1888 Philadelphia, PA 19182-0001	29.38%

	Saxon & Co P.O. Box 7780-1888 Philadelphia, PA 19182-0001	16.93%

	Plumbers & Pipefitters Local 421 Pension Fund c/o Core Management Resource Group P.O. Box 1755 Macon, GA 31202-1755	13.46%

The High-Yield Bond Portfolio	Genworth Financial Trust Co. for the Benefit of Genworth Financial Asset Mgmt. for the Benefit of their Mutual Clients 3200 North Central Ave., 7th Floor Phoenix, AZ 85012-2468	32.54%

	Mac & Co Public Pension Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	44.35%

	State Street Bank & Trust for the Benefit of Georgia State University Foundation, Inc. Cust Gordon E. Davies P.O. Box 3963 Atlanta, GA 30302-3963	17.86%

	MSSA-ILA Pension Plan 260 St. Anthony Street Mobile, AL 36603-6461	5.25%

The Core Plus Fixed Income Portfolio	Wendel & Co. for the Benefit of Transocean U.S. Retirement Plan Mutual Fund Atlantic Terminal 2 Hanson Place, 6th Floor Brooklyn, NY 11217-1431	35.46%

	Wendel & Co. for the Benefit of Transocean Holdings U.S. Pension Plan Atlantic Terminal 2 Hanson Place, 6th Floor Brooklyn, NY 11217-1431	13.20%

	Northern California Carpenters Regional Council Labor Organization Assets 265 Hegenberger Road, Suite 200 Oakland, CA 94621-1480	18.39%

	Charles River Laboratories, Inc. Defined Benefit Plan Attn: Holly LeMay 251 Ballardvale Street Wilmington, MA 01887-1000	11.44%

	Bank of America NA Trustee Mitsubishi Int. Corp. Ret Tr-Del P.O. Box 831575 Dallas, TX 75283-1575	7.46%

	Pension Fund IBEW 96 Defined Benefit Plan P.O. Box 5817 Wallingford, CT 06492-7617	5.73%

The Global Fixed Income Portfolio	Bost & Co Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	7.84%

	BSA-ILA Pension Trust Fund Charlestown Navy Yard 197 8th Street, Suite 775 Charlestown, MA 02129-4254	7.40%

	IBT Trustee for the Benefit of Edwards Angell Palmer & Dodge Retirement Plan (Same Day) DC and DB 200 Clarendon Street Boston, MA 02116-5021	8.72%

	Bristol County Retirement Systems 645 County Street Taunton, MA 02780-3623	8.55%

	SEI Private Trust Company for the Benefit of John R. Oishei Foundation One Freedom Valley Drive Oaks, PA 19456	13.24%

	Capital Region Healthcare Corp. Non-Pension Funds 250 Pleasant Street Concord, NH 03301-7539	7.25%

	New Hampshire Charitable Foundation 37 Pleasant Street Concord, NH 03301-4005	10.63%

	Steel Case Inc. Retirement Plan Balanced Fund Def. Contribution c/o JP Morgan Chase Bank Attn: Jeffrey Rosenberg 4 New York Plaza, 15th Floor New York, NY 10004-2413	6.56%

	City National Bank for the Benefit of Williams & Connolly LLP 555 South Flower Street, Suite 2200 Los Angeles, CA 90071-2304	6.87%

The International Fixed Income Portfolio	Brockton Retirement Board 15 Christy's Drive Brockton, MA 02301-1813	100%

APPENDIX A—DESCRIPTION OF RATINGS

Bonds
Excerpts from Moody’s description of its bond ratings:  Aaa--judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered “upper medium” grade obligations; Baa--considered as medium grade obligations.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P’s description of its bond ratings:  AAA--highest grade obligations.  They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch’s description of its bond ratings:  AAA--Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.  “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the “AAA” category.

Commercial Paper
Excerpts from Moody’s description of its two highest commercial paper ratings:  P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P’s description of its two highest commercial paper ratings:  A-1--judged to be the highest investment-grade category possessing the highest relative strength; A-2--investment-grade category possessing less relative strength than the highest rating.

PART C
(Delaware Pooled® Trust)
File Nos. 033-40991/811-06322
Post Effective Amendment No. 65

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

(a)           Articles of Incorporation.

(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.1.ii.

(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.1.iii.

(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(c)           Instruments Defining Rights of Security Holders.

(1)
Agreement and Declaration of Trust.  Articles III, IV, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(d)           Investment Advisory Contracts.

(1)
Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

(i)
Executed Amendment No. 11 (March 31, 2008) to Exhibit A of the Investment Agreement (December 15, 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed April 11, 2008.

(2)
Executed Investment Sub-Advisory Agreement (September 24, 2004) between Mondrian Investment Partners, Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) is incorporated into this filing by reference to Post-Effective Amendment No. 55 filed February 23, 2006.

(e)           Underwriting Contracts.

(1)           Distribution Agreements.

(i)
Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 44 filed September 16, 2003.

(ii)
Executed Amendment No. 3 (November 1, 2005) to Schedule I of the Distribution Agreement between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 54 filed October 31, 2005.

(iii)
Executed Distribution Agreement (January 9, 2007) between Delaware Distributors, L.P. and the Registrant on behalf of The Global Real Estate Securities Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 57 filed January 10, 2007.

(iv)
Executed Distribution Expense Limitation Letter (February 27, 2009) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

(2)	Financial Intermediary Distribution Agreement.

(i)
Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L.P. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 58 filed February 28, 2007.

(ii)	Amendment No. 3 (October 23, 2009) to Appendix A to the Third Amended and Restated Financial Intermediary Distribution Agreement attached as Exhibit No. EX-99.e.2.ii.

(3)	Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

(4)	Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

(5)	Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

(6)	Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 50 filed November 19, 2004.

(f)           Bonus or Profit Sharing Contracts.  Not applicable.

(g)           Custodian Agreements.

(1)
Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

(2)
Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement attached as Exhibit EX-99.g.2.i.

(h)           Other Material Contracts.

(1)
Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

(i)	Executed Schedule A (January 30, 2007) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 58 filed February 28, 2007.

(ii)	Executed Schedule B (June 1, 2009) to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.

(2)
Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(3)
Executed Fund Accounting and Financial Administration Oversight Agreement (October 1, 2007) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(i)	Amendment No. 4 (October 23, 2009) to Schedule A to Fund Accounting and Financial Administration Oversight Agreement attached as Exhibit No. EX-99.h.3.i.

(i)	Legal Opinion.

(1)	Opinion and Consent of Counsel (October 21, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed October 31, 2005.

(2)
Opinion and Consent of Counsel (January 10, 2007) with respect to The Global Real Estate Securities Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 57 filed January 10, 2007.

(3)	Opinion and Consent of Counsel (June 3, 2009) with respect to The DPT Emerging Markets Portfolio II incorporated into this filing by reference to Post-Effective Amendment No. 64 filed June 3, 2009

(j)	Other Opinions. Not applicable.

.
(k)           Omitted Financial Statements.  Not applicable.

(l)           Initial Capital Agreements.  Not applicable.

(m)           Rule 12b-1 Plans.

(1)	12b-1 Plan for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

(2)	12b-1 Plan for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

(3)	12b-1 Plan for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

(4)	12b-1 Plan for Delaware REIT Fund Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

(5)	12b-1 Plan for The International Equity Portfolio Class P (November 1, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

(6)	12b-1 Plan for The Global Real Estate Securities Portfolio Class P (January 9, 2007) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed February 28, 2007.

(n)	Rule 18f-3 Plan.

(1)	Plan under Rule 18f-3 (August 31, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

(i)	Appendix A (March 9, 2009) to Plan under Rule 18f-3 incorporated into this filing by reference to Post-Effective Amendment No. 63 filed March 20, 2009.

(o)           Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics for the Delaware Investments Family of Funds (August 2008) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

(2)
Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (August 2008) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

(3)	Code of Ethics for Lincoln Financial Distributors, Inc. (December 2008) attached as Exhibit No. EX-99.p.3.

(4)	Code of Ethics for Mondrian Investment Partners Limited (January 1, 2007) into this filing by reference to Post-Effective Amendment No. 58 filed February 28, 2007.

(q)	Other. Powers of Attorney (May 17, 2007) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

Item 29.                      Persons Controlled by or Under Common Control with Registrant.  None.

Item 30.
Indemnification.  Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.  Article VI of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

Item 31.                      Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax- Free Money Fund, Delaware VIP® Trust, Optimum Fund Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) as well as to certain non-affiliated registered investment companies.  In addition, certain officers of the Manager also serve as trustees of other Delaware Investments Funds, and certain officers are also officers of these other funds.  A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held

Patrick P. Coyne	President	Chairman/President/Chief Executive Officer	Mr. Coyne has served in various executive capacities within Delaware Investments President – Lincoln National Investment Companies, Inc. Director – Kaydon Corp.

Michael J. Hogan1	Executive Vice President/Head of Equity Investments	Executive Vice President/Head of Equity Investments	Mr. Hogan has served in various executive capacities within Delaware Investments

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income	Executive Vice President/Managing Director, Fixed Income
Mr. Quek has served in various executive capacities within Delaware Investments

Executive Vice President/Managing Director/
Chief Investment Officer, Fixed Income –Lincoln National Investment Companies, Inc.

Director/Trustee - HYPPCO Finance Company Ltd.

Philip N. Russo	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments

Douglas L. Anderson	Senior Vice President –Operations	None	Mr. Anderson has served in various executive capacities within Delaware Investments

Marshall T. Bassett	Senior Vice President/Chief Investment Officer — Emerging Growth Equity	Senior Vice President/Chief Investment Officer — Emerging Growth Equity	Mr. Bassett has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	Senior Vice President/Head of Municipal Bond Investments	Mr. Baxter has served in various executive capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Beck has served in various executive capacities within Delaware Investments

Michael P. Buckley	Senior Vice President/Director of Municipal Research	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments

Stephen J. Busch	Senior Vice President – Investment Accounting	Senior Vice President– Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President — Investment Systems	Senior Vice President — Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments

Lui-Er Chen2	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets	Mr. Chen has served in various executive capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments

Stephen J. Czepiel3	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Senior Vice President/Portfolio Manager/Head Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Senior Research Analyst	Senior Vice President/Senior Research Analyst	Mr. Devereux has served in various executive capacities within Delaware Investments

Roger A. Early4	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Early has served in various executive capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

Paul Grillo	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Grillo has served in various executive capacities within Delaware Investments

William F. Keelan	Senior Vice President/Director of Quantitative Research	Senior Vice President/Director of Quantitative Research	Mr. Keelan has served in various executive capacities within Delaware Investments

Kevin P. Loome5	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments

Timothy D. McGarrity	Senior Vice President/Financial Services Officer	None	Mr. McGarrity has served in various executive capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Senior Vice President/Chief Investment Officer — Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments Senior Vice President/Chief Compliance Officer – Lincoln National Investment Companies, Inc.

Susan L. Natalini	Senior Vice President/Marketing & Shared Services	None	Ms. Natalini has served in various executive capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments

Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives Manager	Mr. Obazee has served in various executive capacities within Delaware Investments

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel
Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer - Lincoln National Investment Companies, Inc.

Richard Salus	Senior Vice President/ Controller/Treasurer	Senior Vice President/Chief Financial Officer
Mr. Salus has served in various executive capacities within Delaware Investments

Senior Vice President/
Controller/Treasurer - Lincoln National Investment Companies, Inc.

Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte6	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments

Babak Zenouzi7	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Zenouzi has served in various executive capacities within Delaware Investments

Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Abrams has served in various executive capacities within Delaware Investments

Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Adams has served in various executive capacities within Delaware Investments

Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Andres has served in various executive capacities within Delaware Investments

Wayne A. Anglace8	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst	Mr. Anglace has served in various executive capacities within Delaware Investments

Margaret MacCarthy Bacon9	Vice President/Investment Specialist	Vice President/Investment Specialist	Ms. Bacon has served in various executive capacities within Delaware Investments

Patricia L. Bakely	Vice President/Assistant Controller	None	Ms. Bakely has served in various executive capacities within Delaware Investments

Kristen E. Bartholdson10	Vice President/Portfolio Manager	Vice President	Ms. Bartholdson has served in various executive capacities within Delaware Investments

Todd Bassion11	Vice President/ Portfolio Manager	Vice President/Portfolio Manager	Mr. Bassion has served in various executive capacities within Delaware Investments

Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting	Ms. Bennick has served in various executive capacities within Delaware Investments

Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader	Mr. Biester has served in various executive capacities within Delaware Investments

Christopher J. Bonavico12	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Bonavico has served in various executive capacities within Delaware Investments

Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Brancaccio has served in various executive capacities within Delaware Investments

Kenneth F. Broad13	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Broad has served in various executive capacities within Delaware Investments

Kevin J. Brown14	Vice President/ Senior Investment Specialist	Vice President/ Senior Investment Specialist	Mr. Brown has served in various executive capacities within Delaware Investments

Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services	Ms. Carrozza has served in various executive capacities within Delaware Investments

Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Catricks has served in various executive capacities within Delaware Investments

Wen-Dar Chen15	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Chen has served in various executive capacities within Delaware Investments

Anthony G. Ciavarelli	Vice President/ Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various executive capacities within Delaware Investments Vice President/Associate General Counsel/Assistant Secretary – Lincoln National Investment Companies, Inc.

David F. Connor	Vice President/Deputy General Counsel/Secretary	Vice President/Deputy General Counsel/Secretary
Mr. Connor has served in various executive capacities within Delaware Investments

Vice President/Deputy General Counsel/Secretary – Optimum Fund Trust

Vice President/Deputy General Counsel/ Secretary - Lincoln National Investment Companies, Inc.

Michael Costanzo	Vice President/Performance Analyst Manager	Vice President/Performance Analyst Manager	Mr. Costanzo has served in various executive capacities within Delaware Investments

Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives Operations	Mr. Daga has served in various executive capacities within Delaware Investments

Cori E. Daggett	Vice President/Counsel/ Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Daggett has served in various executive capacities within Delaware Investments

Craig C. Dembek16	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Dembek has served in various executive capacities within Delaware Investments

Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment Accounting	Mr. D’Orazio has served in various executive capacities within Delaware Investments

Christopher M. Ericksen17	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Ericksen has served in various executive capacities within Delaware Investments

Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation	Mr. Ettinger has served in various executive capacities within Delaware Investments Vice President/Taxation - Lincoln National Investment Companies, Inc.

Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Everhart has served in various executive capacities within Delaware Investments

Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations	Mr. Fiorilla has served in various executive capacities within Delaware Investments

Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Fish has served in various executive capacities within Delaware Investments

Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	Vice President/Senior Municipal Bond Trader	Mr. Fisher has served in various executive capacities within Delaware Investments

Patrick G. Fortier18	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Fortier has served in various executive capacities within Delaware Investments

Paul D. Foster	Vice President/Investment Specialist — Emerging Growth Equity	None	Mr. Foster has served in various executive capacities within Delaware Investments

Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	Ms. Franchetti has served in various executive capacities within Delaware Investments

Lawrence G. Franko19	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity Analyst	Mr. Franko has served in various executive capacities within Delaware Investments

Daniel V. Geatens	Vice President/Director of Financial Administration	Vice President/Treasurer	Mr. Geatens has served in various executive capacities within Delaware Investments

Gregory A. Gizzi20	Vice President/ Head Municipal Bond Trader	Vice President/ Head Municipal Bond Trader	Mr. Gizzi has served in various executive capacities with Delaware Investments

Barry S. Gladstein	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Gladstein has served in various executive capacities within Delaware Investments

Gregg J. Gola21	Vice President/Senior High Yield Trader	Vice President/Senior High Yield Trader	Mr. Gola has served in various executive capacities within Delaware Investments

Christopher Gowlland22	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Gowlland has served in various executive capacities within Delaware Investments

Edward Gray23	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Gray has served in various executive capacities within Delaware Investments

David J. Hamilton	Vice President/Fixed Income Analyst	Vice President/Credit Research Analyst	Mr. Hamilton has served in various executive capacities within Delaware Investments

Brian Hamlet24	Vice President/Senior Corporate Bond Trader	Vice President/Senior Corporate Bond Trader	Mr. Hamlet has served in various executive capacities within Delaware Investments

Lisa L. Hansen25	Vice President/Head of Focus Growth Equity Trading	Vice President/Head of Focus Growth Equity Trading	Ms. Hansen has served in various executive capacities within Delaware Investments

Gregory M. Heywood26	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Heywood has served in various executive capacities within Delaware Investments

Sharon Hill	Vice President/Head of Equity Quantitative Research and Analytics	Vice President/Head of Equity Quantitative Research and Analytics	Ms. Hill has served in various executive capacities within Delaware Investments

J. David Hillmeyer27	Vice President/Corporate Bond Trader	Vice President	Mr. Hillmeyer has served in various executive capacities within Delaware Investments

Christopher M. Holland	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Holland has served in various executive capacities within Delaware Investments

Chungwei Hsia28	Vice President/ Senior Research Analyst	Vice President/ Senior Research Analyst	Mr. Hsia has served in various executive capacities within Delaware Investments

Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Hughes has served in various executive capacities within Delaware Investments

Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Irving has served in various executive capacities within Delaware Investments

Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Ms. Isom has served in various executive capacities within Delaware Investments

Kenneth R. Jackson	Vice President/Quantitative Analyst	Vice President/Equity Trader	Mr. Jackson has served in various executive capacities within Delaware Investments

Stephen M. Juszczyszyn29	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader	Mr. Juszczyszyn has served in various executive capacities within Delaware Investments

Anu B. Kothari30	Vice President/ Equity Analyst	Vice President/ Equity Analyst	Ms. Kothari has served in various executive capacities within Delaware Investments

Roseanne L. Kropp	Vice President/ Senior Fund Analyst II - High Grade	Vice President/Senior Fund Analyst – High Grade	Ms. Kropp has served in various executive capacities within Delaware Investments

Nikhil G. Lalvani	Vice President/Senior Equity Analyst/Portfolio Manager	Vice President/Portfolio Manager	Mr. Lalvani has served in various executive capacities within Delaware Investments

Brian R. Lauzon31	Vice President/Chief Operating Officer, Equity Investments	Vice President/ Chief Operating Officer, Equity Investments	Mr. Lauzon has served in various executive capacities with Delaware Investments

Anthony A. Lombardi	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lombardi has served in various executive capacities within Delaware Investments

Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst	Mr. Magee has served in various executive capacities within Delaware Investments

John P. McCarthy32	Vice President/Senior Research Analyst/Trader	Vice President/Senior Research Analyst/Trader	Mr. McCarthy has served in various executive capacities within Delaware Investments

Brian McDonnell33	Vice President/Structured Products Analyst/Trader	Vice President/Structured Products Analyst/Trader	Mr. McDonnell has served in various executive capacities within Delaware Investments

Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Morris has served in various executive capacities within Delaware Investments

Terrance M. O’Brien34	Vice President/ Fixed Income Reporting Analyst	Vice President/ Fixed Income Reporting Analyst	Mr. O’Brien has served in various executive capacities with Delaware Investments

Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	Vice President/Portfolio Manager/Senior Equity Analyst	Mr. Padilla has served in various executive capacities within Delaware Investments

Daniel J. Prislin35	Vice President/Senior Portfolio Manager/Equity Analyst	Vice President/Senior Portfolio Manager/Equity Analyst	Mr. Prislin has served in various executive capacities within Delaware Investments

Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst	Ms. Regan has served in various executive capacities within Delaware Investments

Carl Rice	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	Mr. Rice has served in various executive capacities within Delaware Investments

Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader	Mr. Rogina has served in various executive capacities within Delaware Investments

Debbie A. Sabo36	Vice President/Equity Trader – Focus Growth Equity	Vice President/Equity Trader – Focus Growth Equity	Ms. Sabo has served in various executive capacities within Delaware Investments

Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	Vice President/Senior Municipal Credit Analyst	Mr. Schildt has served in various executive capacities within Delaware Investments

Bruce Schoenfeld37	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Schoenfeld has served in various executive capacities within Delaware Investments

Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None	Mr. Seidel has served in various executive capacities within Delaware Investments Vice President/Assistant Controller/Assistant Treasurer - Lincoln National Investment Companies, Inc.

Nancy E. Smith	Vice President — Investment Accounting	Vice President — Investment Accounting	Ms. Smith has served in various executive capacities within Delaware Investments

Brenda L. Sprigman	Vice President/Business Manager – Fixed Income	Vice President/Business Manager – Fixed Income	Ms. Sprigman has served in various executive capacities within Delaware Investments

Michael T. Taggart	Vice President – Facilities & Administrative Services	None	Mr. Taggart has served in various executive capacities within Delaware Investments

Junee Tan-Torres38	Vice President/ Structured Solutions	Vice President/ Structured Solutions	Mr. Tan-Torres has served in various executive capacities within Delaware Investments

Risé Taylor	Vice President/Strategic Investment Relationships	None	Ms. Taylor has served in various executive capacities within Delaware Investments

Rudy D. Torrijos, III	Vice President/ Portfolio Manager	Vice President/ Portfolio Manager	Mr. Torrijos has served in various executive capacities within Delaware Investments

Michael J. Tung39	Vice President/ Portfolio Manager	Vice President/ Portfolio Manager	Mr. Tung has served in various executive capacities within Delaware Investments

Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Vogel has served in various executive capacities within Delaware Investments

Lori P. Wachs	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Ms. Wachs has served in various executive capacities within Delaware Investments

Jeffrey S. Wang40	Vice President/ Equity Analyst	Vice President/ Equity Analyst	Mr. Wang has served in various executive capacities within Delaware Investments

Michael G. Wildstein41	Vice President/ Senior Research Analyst	Vice President/ Senior Research Analyst	Mr. Wildstein has served in various executive capacities within Delaware Investments

Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various executive capacities within Delaware Investments Vice President/Associate General Counsel/Assistant Secretary – Lincoln National Investment Companies, Inc.

Nashira Wynn	Vice President/Senior Equity Analyst/Portfolio Manager	Vice President/Portfolio Manager	Ms. Wynn has served in various executive capacities within Delaware Investments

Guojia Zhang42	Vice President/Equity Analyst	Vice President/Equity Analyst	Mr. Zhang has served in various executive capacities within Delaware Investments

Douglas R. Zinser43	Vice President/Credit Research Analyst	Vice President/Credit Research Analyst	Mr. Zinser has served in various executive capacities within Delaware Investments

1. Managing Director/Global Head of Equity (2004-2007) and Director/Portfolio Strategist (1996-2004), SEI Investments.
2. Managing Director/Senior Portfolio Manager, Evergreen Investment Management Company, 1995.
3. Vice President, Mesirow Financial, 1993-2004.
4. Senior Portfolio Manager, Chartwell Investment Partners, 2003-2007; Chief Investment Officer, Turner Investments, 2002-2003.
5. Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
6. Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005
7.Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
8.Research Analyst, Gartmore Global Investments, 2004-2007; Vice President - Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
9. Client Service Officer, Thomas Weisel Partners, 2002-2005.
10. Equity Research Salesperson, Susquehanna International Group, 2004-2006.
11. Senior Research Associate, Thomas Weisel Partners, 2002-2005.
12. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
13. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
14. Director – Institutional Equity Sales, Merrill Lynch, 2003-2006
15. Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
16. Senior Fixed Income Analyst, Chartwell Investment Partners, 2003-2007; Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
17. Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
18. Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
19. Finance Professor, University of Massachusetts, 1987-2006; Co-founder, Arborway Capital, 2005; Senior Investment Professional, Thomas Weisel Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.

20. Vice President, Lehman Brothers, 2002-2008.
21. Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and Sherrerd, 1998-2007.
22. Vice President/Senior Quantitative Analyst, State Street Global Markets LLC, 2005-2007; Quantitative Strategist, Morgan Stanley, 2004-2005; Investment Banker, Commerzbank Securities, 2000-2004.
23. Portfolio Manager, Thomas Weisel Partners, 2002-2005.
24. Vice President, Lehman Brothers Holdings, 2003-2007.
25. Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
26. Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells CapitalManagement, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
27. Senior Corporate Bond Trader, High Yield Portfolio Manager/Trader, Quantitative Analyst, Hartford Investment Management Company, 1996-2007.
28. Senior Analyst, Oppenheimerfunds, 2006-2007; Senior Analyst, Merrill Lynch Investment Managers, 2005-2006; Analyst, Federated Investors, 2001-2005.
29. Director of Fixed Income Trading, Sovereign Bank Capital Markets, 2001-2007.
30. Equity Research Analyst, State Street Global Advisors, 2002-2008.
31. Director of Marketing, Merganser Capital Management, 2001-2007.
32. Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
33. Managing Director – Fixed Income Trading, Sovereign Securities, 2001-2007.
34. Senior Software Developer/Technical Lead, Advisorport/PFPC, 2000-2005.
35. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
36. Head Trader, McMorgan & Company, 2003-2005.
37. Vice President/Senior Emerging Markets Analyst, Artha Capital Management, 2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
38. Director of Pension Analytics, Merrill Lynch, 2006-2008; Managing Director, Pension, Investment and Insurance Resource, LLC, 2006; Investment Director, Watson Wyatt Investment Consulting, 2003-2006.

39. Vice President, Galleon Group, 2005-2006; Analyst, Hambrecht & Quist Capital Management, 2003-2005; Junior Analyst, Durus Capital Management, 2003; Anesthesiologist, Beth Israel Deaconess Medical Center, Harvard Medical School, 2002-2003.

40. Investment Manager, Pictet Asset Management Limited, 2004-2007; Summer Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate, Putnam Investments, 1999-2002.
41. Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
42. Equity Analyst, Evergreen Investment Management Company, 2004-2006.
43. Vice President, Assurant, 2006-2007; Assistant Vice President - Senior Research Analyst, Delaware Investments, 2002-2006.

Item 32.                      Principal Underwriters.

(a)(1)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

(a)(2)
Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Delaware Distributors, Inc.	General Partner	None

Delaware Capital Management	Limited Partner	None

Delaware Investment Advisers	Limited Partner	None

Theodore K. Smith	President	None

Philip N. Russo	Executive Vice President	None

Douglas L. Anderson	Senior Vice President	None

Jeffrey M. Kellogg	Senior Vice President	None

Brian L. Murray, Jr.	Senior Vice President	Senior Vice President/Chief Compliance Officer

David P. O’Connor	Senior Vice President/ General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Richard Salus	Senior Vice President/Controller/Treasurer/ Financial Operations Principal	Senior Vice President/Chief Financial Officer

Trevor M. Blum	Vice President	None

Mary Ellen M. Carrozza	Vice President	None

Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary

David F. Connor	Vice President/Secretary	Vice President/Deputy General Counsel/Secretary

Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Assistant Secretary

Daniel V. Geatens	Vice President	Vice President

Edward M. Grant	Vice President	None

Audrey Kohart	Vice President	Vice President - Financial Planning and Reporting

Marlene D. Petter	Vice President	None

Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None

Michael T. Taggart	Vice President	None

Molly Thompson	Vice President	None

Kathryn R. Williams	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary

(b)(1)	Lincoln Financial Distributors, Inc. (“LFD”) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments® Family of Funds.

(b)(2)
Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 130 North Radnor-Chester Road, Radnor, PA 19087.

Name and Principal Business Address	Positions and Office with LFD	Positions and Offices with Registrant

Wilford H. Fuller	President and Chief Executive Officer	None

Anthony T. Brown	Vice President	None

Patrick J. Caulfield	Vice President; Chief Compliance Officer	None

Heather C. Dzielak	Vice President; Chief Marketing Officer	None

Noreen Fitzpatrick	Vice President	None

Randal J. Freitag	Vice President; Treasurer	None

Deana M. Friedt	Vice President	None

Amy W. Hester	Vice President	None

Daniel P. Hickey	Vice President	None

Patricia A. Insley	Vice President	None

Thomas F. Murray	Vice President	None

Thomas O’Neill	Vice President; Chief Operating Officer	None

James J. Ryan	Vice President	None

Keith J. Ryan	Vice President; Chief Financial Officer	None

Joel H. Schwartz	Vice President	None

Peter Sims	Vice President	None

(c)           Not applicable.

Item 33.
Location of Accounts and Records.  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at 2005 Market Street, Philadelphia, PA  19103-7094 and 430 W. 7th Street, Kansas City, MO  64105.

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 30th day of December, 2009.

DELAWARE POOLED TRUST

By:                         /s/ Patrick P. Coyne
                               Patrick P. Coyne
      Chairman/President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Patrick P. Coyne Patrick P. Coyne	Chairman/President/Chief Executive Officer (Principal Executive Officer) and Trustee	December 30, 2009

Thomas L. Bennett* Thomas L. Bennett	Trustee	December 30, 2009

John A. Fry* John A. Fry	Trustee	December 30, 2009

Anthony D. Knerr* Anthony D. Knerr	Trustee	December 30, 2009

Lucinda S. Landreth * Lucinda S. Landreth	Trustee	December 30, 2009

Ann R. Leven * Ann R. Leven	Trustee	December 30, 2009

Thomas F. Madison* Thomas F. Madison	Trustee	December 30, 2009

Janet L. Yeomans* Janet L. Yeomans	Trustee	December 30, 2009

J. Richard Zecher* J. Richard Zecher	Trustee	December 30, 2009

Richard Salus * Richard Salus	Senior Vice President/Chief Financial Officer (Principal Financial Officer)	December 30, 2009

*By: /s/ Patrick P. Coyne Patrick P. Coyne as Attorney-in-Fact for each of the persons indicated (Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
EXHIBITS TO FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Pooled® Trust N-1A)

Exhibit No.                      Exhibit

EX-99.a.1.ii	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust

EX-99.a.1.iii	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust

EX-99.e.2.ii	Amendment No. 3 (October 23, 2009) to Appendix A to the Third Amended and Restated Financial Intermediary Distribution Agreement

EX-99.g.2.i              Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement

EX-99.h.1.ii	Executed Schedule B (June 1, 2009) to the Shareholder Services Agreement

EX-99.h.3.i	Amendment No. 4 (October 23, 2009) to Schedule A to Fund Accounting and Financial Administration Oversight Agreement

EX-99.p.3	Code of Ethics for Lincoln Financial Distributors, Inc. (December 2008)